UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

VORNADO REALTY TRUST

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

VORNADO
REALTY TRUST

2023

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

This Proxy Statement is printed on recycled paper and is recyclable.

888 Seventh Avenue
New York, New York 10019
Notice of Annual Meeting of Shareholders to Be Held on May 18, 2023
To our Shareholders:
The 2023 Annual Meeting of Shareholders of Vornado Realty Trust, a Maryland real estate investment trust (“Vornado”, “we”, “us”, “our” or the “Company”), will be held virtually, via the Internet, on Thursday, May 18, 2023, beginning at 11:30 A.M., New York City time, for the following purposes:
(1)
To consider and vote upon the election of 10 persons to the Board of Trustees of the Company, each to serve until the 2024 Annual Meeting of Shareholders of the Company and until his or her successor is duly elected and qualified.

(2)
To consider and vote upon the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current fiscal year.

(3)
To consider and vote upon the approval of a non-binding, advisory resolution on executive compensation.

(4)
To consider and vote upon the approval, on a non-binding, advisory basis, of the frequency of executive compensation advisory votes.

(5)
To consider and vote upon the Company’s 2023 Omnibus Share Plan.

(6)
To transact any other business as may properly come before the meeting and any postponement or adjournment of the meeting.

The Board of Trustees of the Company has fixed the close of business on March 20, 2023 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.
To attend the virtual 2023 Annual Meeting you will need to access www.virtualshareholdermeeting.com/VNO2023 and enter the 16-digit control number found on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials. There is no physical location for the Annual Meeting. We encourage you to allow ample time for online check-in, which will begin at 11:15 A.M. New York City time. Additional details regarding how to participate in the Annual Meeting can be accessed at the Company’s website, www.vno.com or at www.proxyvote.com. For further information on how to attend and participate in the meeting please see “Questions and Answers About the Annual Meeting, How do you attend, vote and ask questions during the meeting?”
Please review the accompanying proxy statement and proxy card or voting instruction form. Whether or not you plan to attend the meeting, it is important that your shares be represented and voted. You may authorize your proxy through the Internet or by touch-tone telephone as described on the proxy card or voting instruction form. Alternatively, you may sign the proxy card or voting instruction form and return it in accordance with the instructions included with the proxy card or voting instruction form. You may revoke your proxy by (1) timely executing and submitting a later-dated proxy card or voting instruction form, (2) subsequently authorizing a proxy through the Internet or by telephone, (3) timely sending a written revocation of proxy to our Secretary at our principal executive office located at 888 Seventh Avenue, New York, New York 10019, or (4) attending the meeting and voting via the Internet (but your attendance at the virtual annual meeting will not automatically revoke your proxy unless you validly vote again during the Annual Meeting). To be effective, later-dated proxy cards, voting instruction forms, proxies authorized via the Internet or telephone, or written revocations of proxies must be received by us by 11:59 P.M., New York City time, on Wednesday, May 17, 2023.
By Order of the Board of Trustees,
Steven J. Borenstein
Secretary
April 7, 2023

VORNADO
REALTY TRUST

PROXY STATEMENT SUMMARY

This summary highlights certain information that is covered elsewhere in this Proxy Statement. You are encouraged to read our complete Proxy Statement before voting.

Annual Shareholders Meeting

Date: May 18, 2023

Time: 11:30 a.m., New York Time

Meeting Agenda: The meeting will cover the proposals listed under voting matters and vote recommendations below, and any other business that may properly come before the meeting.

Virtual Website: www.virtualshareholdermeeting.com/VNO2023

Mailing Date: This Proxy Statement was first mailed to shareholders on or about April 7, 2023.

Voting: Shareholders as of the close of business on the record date are entitled to vote. Each common share of Vornado Realty Trust is entitled to one vote for each trustee nominee and one vote for each of the other proposals.

Voting Matters and Vote Recommendations

Management Proposals	Board Recommendations	See Page
Election of 10 Trustees	✓ For	4
Ratification of appointment of Independent Accounting Firm	✓ For	73
Advisory resolution on executive compensation	✓ For	75
Advisory resolution on the frequency of executive compensation advisory votes	✓ 1 year	76
Approval of the Company's 2023 Omnibus Share Plan	✓ For	77

Vote in Advance of the Meeting

Vote your shares at www.proxyvote.com

Call toll-free number 1-800-690-6903

Have your Notice of Internet Availability or proxy card for the 16-digit Control Number needed to vote.

Sign, date, and return the enclosed proxy card or voting instruction form.

Vote Online During the Meeting

See page 2

"How do you attend, vote and ask questions during the meeting?" for details on voting your shares.

ii	VORNADO REALTY TRUST
2023 PROXY STATEMENT SUMMARY
Company Overview
Vornado is a fully integrated real estate investment trust (“REIT”) with a collection of premier assets and a focused strategy of maintaining its dominant positions in New York City office and retail. While concentrated in New York, Vornado also has premier assets in Chicago and San Francisco, and maintains a 32.4% interest in Alexander’s, Inc. (“Alexander’s”) (NYSE: ALX), which owns six properties in the greater New York metropolitan area. Vornado is a real estate industry leader in sustainability, with over 27 million square feet of LEED (Leadership in Energy and Environmental Design) certified buildings, representing approximately 95% of our office portfolio, with over 23 million square feet at LEED Gold or Platinum. In 2022, we (i) were selected as a global “Sector Leader” for Diversified Office/Retail REITs in the Global Real Estate Sustainability Benchmark (“GRESB”), ranking first in the United States amongst peers and ranking third among 112 responding listed companies within the Americas, and received the “Green Star” distinction for the tenth consecutive year and GRESB’s five star rating, (ii) received the Leader in the Light Award by the National Association for Real Estate Investment Trusts (NAREIT) for diversified REITs for the twelfth time, and (iii) were recognized as an EPA ENERGY STAR Partner of the Year with the distinction of having demonstrated eight years of sustained excellence.
We prioritize addressing climate change and in 2019 adopted a 10-year plan to make our buildings carbon neutral by 2030 (“Vision 2030”). Vision 2030 is a multi-faceted approach that prioritizes energy efficiency, demand management, and renewable power. We rely on technology, as well as meaningful stakeholder collaboration with our tenants, our employees, and our communities, to achieve this plan. Our commitment to carbon neutrality and associated emissions reduction targets have been approved by the Science Based Targets Initiative as consistent with a 1.5°C climate scenario, the most ambitious goal of the Paris Agreement.
Our business objective is to maximize shareholder value. We intend to achieve this objective by continuing to pursue our investment philosophy and to execute our operating strategies through:
•
Maintaining a superior team of operating and investment professionals and an entrepreneurial spirit.

•
Investing in properties in select markets, such as New York City, where we believe there is a high likelihood of capital appreciation.

•
Acquiring quality properties at a discount to replacement cost and where there is a significant potential for higher rents.

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Developing and redeveloping properties to increase returns and maximize value.

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Investing in operating companies that have a significant real estate component.

2022 Business Highlights
During 2022, we made significant progress executing on our goals and positioning Vornado for future growth, accomplishing the following strategic initiatives:
•
We continued the redevelopment of the PENN District, positioning our Company to capitalize on the enormous opportunity we have on the West Side of Manhattan, including:

◦
Neared completion of the redevelopment of PENN 1 (2.5 million square feet) and opened the 33rd Street lobby.

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Topped out the new Bustle and made significant construction progress at PENN 2 (1.8 million square feet as expanded), on top of Penn Station, New York’s main transportation hub—the largest rail hub in North America.

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Continued leasing retail space at the newly expanded Long Island Rail Road Concourse.

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Progressed with the demolition of Hotel Pennsylvania, with plans to develop a premier office tower on the site.

•
Company-wide, we leased over 1.5 million square feet in 2022.

•
Refinanced over $1 billion of mortgage loans in 2022 and extended the terms of our $1.25 billion unsecured revolving credit facility and our $800 million unsecured term loan.

•
Hedged our floating rate interest rate exposure by entering into $2.0 billion of interest rate swap arrangements and extending a $500 million interest rate swap arrangement.

•
Sold several non-core office and retail properties for an aggregate sales price of approximately $380 million.

VORNADO REALTY TRUST	iii
2023 PROXY STATEMENT SUMMARY
Shareholder Engagement and Feedback
At our 2022 Annual Meeting of Shareholders, our say-on-pay proposal received the support of the holders of over 70% of our common shares of beneficial interest, $0.04 par value per share (the “Shares”), that voted on the proposal. While we were pleased that over two-thirds of our shareholders who voted on the say-on-pay proposal voted in favor of the proposal, our goal is to increase the percentage of our shareholders voting in favor of our say-on-pay proposal and accordingly we engaged in an extensive shareholder outreach program. Since our 2022 Annual Meeting, we reached out to shareholders representing more than 60% of our outstanding Shares (as of December 31, 2022) and spoke with shareholders representing more than 40% of our outstanding Shares. Our Lead Independent Trustee participated in conversations with several of our largest shareholders.
In addition to our ESG-focused engagements and discussions in the ordinary course of business, we engaged directly with our investors in various forums including at the Citi 2022 Global Property CEO and NAREIT REITworld conferences.
The following table summarizes the feedback received from our shareholder outreach program since the 2022 Annual Meeting and actions taken in response:
Feedback Theme	Specific Topics	Stockholder Feedback (“What We Heard”)	Action (“What We Did”)
Executive Compensation	2022 Vote Discussion	Shareholders who voted against Say-on-Pay in 2022 consistently indicated that a reason they did so was because they disagreed with the discretionary elements in our Annual Incentive Plan program.
The Compensation Committee demonstrated its rigorous evaluation of each senior executive in determining the Annual Incentive Plan payouts by granting aggregate 2022 cash bonus payments of $7.9 million, out of the $11.4 million available in the 2022 Annual Incentive Plan, despite double-digit growth in FFO per share, as adjusted, and the highly competitive job market.

	Overall Compensation Philosophy	Shareholders support the overall quantum of pay to our NEOs and our pay-for-performance compensation structure that aligns shareholder returns with executives’ realized compensation.	The Compensation Committee has continued its emphasis on equity compensation, including with our 2023 Long Term Performance Plan (“LTPP”) and other time-vesting equity grants.
ESG	Board and Committee Refreshment	Shareholders strongly supported our board refreshment program, including the appointment of Raymond J. McGuire to our Board in 2022, and requested further board refreshment and committee rotation.
Our Board remains focused on board refreshment over time and continued updating the composition of Board committees by adding Ms. Hamza Bassey to the Audit Committee in 2022 and Mr. McGuire to the Compensation Committee in 2023.

	ESG Disclosure	Shareholders praised our ESG report and noted that Vornado is an industry leader in sustainability and ESG disclosure.
In 2023, we continued to furnish our ESG report to the SEC on a Form 8-K, and the ESG report includes disclosures in accordance with SASB’s Real Estate Sustainability Accounting Standards and the Science-Based Target Initiative.

	ESG Metrics in Executive Compensation Program	Shareholders supported the incorporation of ESG metrics in our 2022 LTPP.	Our Compensation Committee included ESG metrics in our 2023 LTPP, generally raising the required achievement levels.

iv	VORNADO REALTY TRUST
2023 PROXY STATEMENT SUMMARY
Total Direct/Realizable and Total Realized Compensation are calculated as described in the Compensation Discussion and Analysis section of this Proxy Statement.
Pay-for-Performance Alignment
Our executive compensation program is designed so that the actual Total Realized Compensation closely aligns with our actual Share performance. As the chart above demonstrates, Total Direct/Realizable Compensation for our CEO was approximately flat for the 2020-2022 period, and his Total Realized Compensation is significantly lower than Total Direct/Realizable Compensation for each year. Performance-based, long-term equity awards for the three- or four-year performance periods ending in 2019, 2020, 2021 and 2023 were not earned and no payouts were made in respect of these awards, demonstrating the at-risk nature of our performance-based program and its alignment with our actual Share performance.
The following shows the 2022 pay mix for our CEO. 81% of his Total Direct/Realizable 2022 compensation is variable and subject to Company performance:

VORNADO REALTY TRUST	v
2023 PROXY STATEMENT SUMMARY
The following graphic summarizes the performance periods and outcomes for our recent performance-based equity grants. The performance hurdles for the Outperformance Plan (“OPP”) awards granted in each of 2015, 2016, 2017, 2018 and 2020 and the Performance Conditioned Appreciation-Only LTIP awards granted in 2019 did not meet the applicable performance condition and accordingly each of those awards were forfeited in their entirety.
Our Performance Conditioned AO LTIP Units granted in 2019 included a performance condition requiring that our Share price close 10% above the strike price of $62.62 for 20 consecutive trading days before January 14, 2023. That performance condition was not met and consequently these units were forfeited.
Our 2020 OPP Plan provided participants the opportunity to earn equity awards if Vornado achieved certain absolute total shareholder returns and/or outperformed a benchmark weighted index consisting of other office and retail real estate companies. As of March 30, 2023, the end of the 2020 OPP measurement period, Vornado’s total shareholder return over the measurement period was -52.08% compared to a -8.60% return for the weighted index during such period and accordingly all awards under the 2020 OPP Plan were forfeited in their entirety.
Executive Compensation Philosophy
Our compensation program is based on a pay-for-performance philosophy and is designed to incentivize executives to achieve financial and strategic goals that are aligned with the Company’s long-term business strategy and the creation of sustained, long-term value for our shareholders.
The objectives of the program include:
RETAIN	a highly experienced, “best-in-class” team of executives who have worked together as a team for a long period of time and who make major contributions to our success.
ATTRACT	other highly qualified executives to strengthen that team as needed.
MOTIVATE	our executives to contribute to the achievement of company-wide and business-unit goals as well as to pursue individual goals.
EMPHASIZE	equity-based incentives with long-term performance measurement periods and vesting conditions.
ALIGN	the interests of executives with shareholders by linking payouts under annual incentives to performance measures that promote the creation of long-term shareholder value.
ACHIEVE	an appropriate balance between risk and reward in our compensation programs that does not encourage excessive or inappropriate risk-taking.

vi	VORNADO REALTY TRUST
2023 PROXY STATEMENT SUMMARY
Board and Committee Refreshment
On March 31, 2022, our Board elected Mr. Raymond J. McGuire to the Board to replace Dr. Richard West whose service as Trustee ended at the 2022 Annual Meeting of Shareholders, after 40 years of service.
Over the last seven years, we have added four new independent Trustees, comprising 40% of our Board: Ms. Hamza Bassey, Mr. Helman, Mr. McGuire and Ms. Puri.
We are also focused on committee rotation and have made committee assignment changes in recent years. In 2020, we appointed Ms. Puri as Chair of the Audit Committee, in 2021 we added Ms. Hamza Bassey to the Compensation Committee, in 2022 we added Ms. Hamza Bassey to the Audit Committee and in 2023 we added Mr. McGuire to the Compensation Committee.
As demonstrated by our Board’s actions over the past several years, we remain committed to ongoing Board refreshment and will continue to pursue qualified, diverse candidates for election to our Board.
The following charts summarize the composition of our Board following our recent refreshment:
In the past four years, our Board added three new independent Trustees:
•
Ms. Hamza Bassey joined our Board in 2020. She has served as the Group General Counsel, Chief Compliance Officer and Corporate Secretary of Atlas Mara Ltd., an African-focused banking group, since February 2015. She has brought legal, investment, financial and international experience.

•
Mr. Helman joined our Board in 2019. He has brought investment, technology, private equity, capital markets, and public company board experience.

•
Mr. McGuire joined our Board in 2022. He is President of Lazard Ltd. and was previously Vice Chairman of Citigroup and Chairman of Citi’s Banking, Capital Markets and Advisory business and brings investment, financial, capital markets and strategic experience.

We believe that the balance of skills and experiences of our Board members, enhanced by the fresh perspectives brought by our newer Trustees, and the industry and company-specific expertise and institutional knowledge of our longer-tenured Trustees, provide substantive support for the Board’s oversight of the Company’s business and strategy. In combination with Board refreshment, we have also rotated committee memberships to bring new perspectives to committees.

VORNADO REALTY TRUST	vii
2023 PROXY STATEMENT SUMMARY
Environmental Stewardship, Social Responsibility and Governance (ESG) Highlights
Our Board is committed to sound governance practices designed to promote the long-term interests of shareholders and to strengthen Board and management accountability. Many of these governance practices were influenced by and responsive to shareholder feedback over the years.
BOARD OF TRUSTEES

✓
Highly engaged, experienced Board with diverse skills and expertise

✓
Commitment to Board refreshment, with a focus on gender, racial and ethnic diversity

✓
80% of the Board is independent and independent Trustees conduct regular executive sessions

✓
30% of our Board members are female and 30% are racially/ethnically diverse

✓
Lead Independent Trustee with significant authority and responsibility

✓
Annual Board and committee self-evaluations

✓
Annual review of Board leadership structure

✓
Robust share ownership guidelines that align the interests of Trustees with those of our shareholders

✓
Four of our Board members each own more than 1% of our Shares

✓
Actively engaged in strategic, risk and management oversight, including cybersecurity matters

✓
Oversees diversity and inclusion matters

✓
Active approach to management succession planning

✓
Corporate Governance and Nominating Committee oversees our ESG program and sustainability initiatives and the full Board receives ESG presentations from management on developments in the ESG space on a regular basis

✓
Corporate Governance and Nominating Committee oversees and monitors internal compliance with ethical and social policies

✓
Strictly restrict political contributions on behalf of the Company and compliance with that policy is subject to the oversight of the Corporate Governance and Nominating Committee; Consistent with Vornado’s past practices, we did not make any direct political contributions to candidate campaigns in 2022

GOVERNANCE PRACTICES

✓
Robust and ongoing shareholder engagement program and demonstrated responsiveness to feedback

✓
Annual Trustee elections and committee appointments

✓
Market standard proxy access

✓
Shareholders may amend our Bylaws

✓
Annual say-on-pay voting

✓
Trustee resignation policy in uncontested elections for failure to receive majority support

✓
No poison pill

✓
Declaration of Trust may be amended by a majority vote of the Board and a majority vote of outstanding shares (excluding limited provisions to protect REIT tax status and removal of Trustees)

viii	VORNADO REALTY TRUST
2023 PROXY STATEMENT SUMMARY
COMPENSATION PRACTICES

✓
Pay-for-performance philosophy, including 81% of CEO’s and 40% of other NEOs’ 2022 Total Direct/Realizable Compensation in the form of equity with actual value tied to Vornado’s Share price performance

✓
Significant portion of long-term compensation is in the form of performance-based equity, which requires the achievement of significant performance hurdles to have any value

✓
2022 and 2023 executive compensation program incorporates ESG metrics in the LTPP

✓
Robust claw-back policy, subject to the oversight of the Corporate Governance and Nominating Committee, which also provides for potential claw-backs for violations of Company policies as well as for bad faith or dishonest actions or receipt of an improper personal benefit

✓
Formula-driven annual bonus plan cap

✓
Actual Total Realized Compensation of our CEO and other named executive officers is aligned with actual share performance

✓
Anti-hedging and anti-pledging policies

✓
Our equity plans have a double-trigger equity acceleration upon a change of control

✓
CEO has no employment agreement and is not entitled to any special severance upon a change of control or other employment termination

✓
No excessive perks and no retirement plan other than a 401(k)

✓
No tax gross-ups

✓
CEO is required to hold Company equity having a value equal to at least 6x his salary and each of our other named executive officers is required to hold Company equity with a value equal to at least 3x such executive’s salary

VORNADO REALTY TRUST	ix
2023 PROXY STATEMENT SUMMARY
ENVIRONMENTAL STEWARDSHIP AND SOCIAL RESPONSIBILITY

✓
Industry-leading sustainability program

✓
EPA ENERGY STAR Partner of the Year Award with Sustained Excellence received eight times, most recently in 2023

✓
Global Real Estate Sustainability Benchmark Green Star Ranking in every year since 2013, with an “A” grade for our public disclosure

✓
NAREIT Leader in the Light Award for twelfth time in 2022

✓
One of the largest owners of LEED-certified property in the United States

✓
Reporting pursuant to SASB framework in ESG report, examined by third party and furnished to the Securities and Exchange Commission on a Form 8-K filing

✓
Signatory of the Task Force on Climate-related Financial Disclosures

✓
Respondent to Carbon Disclosure Project (CDP) beginning in 2021

✓
Comprehensive medical, vision and dental insurance, 401(k) employer match and HSA contributions

✓
A stipend for employees expanding through adoption, surrogacy or IVF to assist with costs not covered by medical insurance

✓
Strong Code of Business Conduct and Ethics applies to all Trustees, executive officers and employees

✓
Employee policies and manuals prohibit discrimination, bribes, money laundering and other corruption

✓
Restrictions on conflicts of interest

✓
Established and circulated straight-forward procedures for reporting any policy violations or other wrongdoing

✓
Comply with all applicable laws and regulations regarding employing child labor, respecting human rights and not purchasing conflict minerals

✓
Refreshed and renewed anti-harassment policy

✓
Through our volunteer program, Vornado Volunteers, employees are granted one day of paid time off per calendar year to volunteer for a cause of their choice

✓
Include gender and racial diversity data at management level and across our entire employee base in our annual ESG report; as of December 31, 2022, 53% of our Vornado corporate employees (excluding Building Maintenance Services LLC (“BMS”) employees) were female and 31% were racial minorities, and, as of December 31, 2022, 36% of BMS employees were female and 76% of BMS employees were racial minorities

Please also see our Chairman’s Letter that can be found on our website at www.vno.com/chairmansletter. Our Chairman’s Letter is not a part of, or incorporated by reference in, this Proxy Statement.

a	VORNADO REALTY TRUST

VORNADO REALTY TRUST	b

c	VORNADO REALTY TRUST

VORNADO REALTY TRUST	1
2023 Proxy Statement

888 Seventh Avenue
New York, New York 10019
PROXY STATEMENT
Annual Meeting of Shareholders to Be Held on May 18, 2023
The accompanying proxy is being solicited by the Board of Trustees (the “Board of Trustees” or the “Board”) of Vornado Realty Trust, a Maryland real estate investment trust (“we,” “us,” “our,” the “Company” or “Vornado”), for exercise at our 2023 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Thursday, May 18, 2023, beginning at 11:30 A.M., New York City time, virtually via the Internet. Our principal executive office is located at 888 Seventh Avenue, New York, New York 10019. Our proxy materials, including this proxy statement, the Notice of Annual Meeting of Shareholders, the proxy card or voting instruction form and our 2022 Annual Report are being distributed and made available on or about the date of this proxy statement.
In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our shareholders access to our proxy materials on the Internet. Accordingly, a notice of Internet availability of proxy materials will be mailed on or about the date of this proxy statement to our shareholders of record as of the close of business on March 20, 2023. Shareholders may (1) access the proxy materials on the website referred to in the notice or (2) request that a printed set of the proxy materials be sent, at no cost to them, by following the instructions in the notice. You will need your 16-digit control number that is included with the notice mailed on or about the date of this proxy statement, to authorize your proxy for your Shares (as defined below) through the Internet. If you are a shareholder of the Company as of the close of business on March 20, 2023 and have not received a copy of this notice of Internet availability, please contact our investor relations department at 201-587-1000 or send an e-mail to inquiries@vno.com. If you wish to receive a printed version of these materials, you may request them at www.proxyvote.com or by dialing 1-800-579-1639 and following the instructions at that website or phone number.

2	VORNADO REALTY TRUST
2023 PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

How do you vote?
If you hold your shares of record in your own name as a registered holder, you may vote over the Internet at the Annual Meeting or you may authorize a proxy to vote your shares over the Internet (at www.proxyvote.com), by telephone (at 1-800-690-6903) or by executing and returning a proxy card. Once you authorize a proxy, you may revoke that proxy by (1) timely executing and submitting a later-dated proxy card or voting instruction form, (2) subsequently authorizing a proxy through the Internet or by telephone, (3) timely sending a written revocation of your proxy to our Secretary at our principal executive office or (4) attending the Annual Meeting and voting via the Internet (but your attendance at the Annual Meeting will not automatically revoke your proxy unless you validly vote again during the Annual Meeting).
If you hold your shares in “street name” (that is, as beneficial owner through a bank, broker or other nominee), your broker or nominee will not be permitted to vote your shares (other than with respect to the ratification of the appointment of our independent registered public accounting firm) unless you provide instructions to your broker or other nominee on how to vote your shares. If you hold your shares in “street name,” you will receive instructions and a voting instruction form from your nominee that you must follow in order to have your proxy authorized, or you may contact your nominee directly to request these voting instructions. You should instruct your broker or nominee how to vote your shares by following the directions provided by your broker or nominee.
To be effective, later-dated proxy cards,voting instruction forms, proxies authorized via the Internet or telephone or written revocations of proxies must be received by us by 11:59 P.M., New York City time, on Wednesday, May 17, 2023.
We will pay the cost of soliciting proxies. We have hired MacKenzie Partners, Inc. to solicit proxies for a fee not to exceed $6,000. In addition to solicitation by mail, by telephone and by e-mail or the Internet, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals and we may reimburse them for their expenses in so doing. Members of our Board and members of management of the Company may also solicit proxies.
Who is entitled to vote?
Only holders of record of our common shares of beneficial interest, par value $0.04 per share (our “Shares”), as of the close of business on March 20, 2023 are entitled to notice of and to vote at the Annual Meeting. We refer to this date as the “record date.” On that date, 191,880,615 of our Shares were outstanding. Holders of Shares as of the record date are entitled to one vote per Share on each matter properly presented at the Annual Meeting.
How do you attend, vote and ask questions during the meeting?
This year’s Annual Meeting will be a virtual meeting of shareholders conducted via live audio webcast. To be admitted to the Annual Meeting, you must have been a shareholder at the close of business on the record date of March 20, 2023 or be the legal proxy holder or qualified representative of such shareholder. The virtual Annual Meeting will afford shareholders the same rights as if the meeting were held in person, including the ability to vote shares electronically at the Annual Meeting and to ask questions in accordance with the rules of conduct for the meeting, which will be available on www.virtualshareholdermeeting.com/VNO2023 during the Annual Meeting.
To attend and participate in the virtual meeting, please visit www.virtualshareholdermeeting.com/VNO2023. You will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials) to access the virtual meeting.
Shareholders must provide advance written notice to the Company if they intend to have a legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or a qualified representative attend the Annual Meeting on their behalf. The notice must include the name and address of the legal proxy holder or qualified representative and must be received by 5:00 p.m. New York City time on May 5, 2023 in order to allow enough time to register such person to attend the Annual Meeting.

VORNADO REALTY TRUST	3
2023 PROXY STATEMENT
If you have not voted your Shares prior to the Annual Meeting or you wish to change your vote, you will be able to vote or re-vote your Shares electronically during the Annual Meeting by clicking “Vote Here” on the meeting website. Whether or not you plan to attend the Annual Meeting, you are encouraged to vote your Shares prior to the meeting date by one of the methods described in this proxy statement.
If you wish to submit a question, you may do so live during the Annual Meeting by attending the Annual Meeting at www.virtualshareholdermeeting.com/VNO2023.
Only questions pertinent to meeting matters will be answered during the Annual Meeting, subject to time constraints. If any questions pertinent to meeting matters cannot be answered during the Annual Meeting due to time constraints, we will post and answer a representative set of these questions online at https://investors.vno.com. The questions and answers will be available as soon as reasonably practicable after the Annual Meeting and will remain available until one week after posting.
Attendance at the Annual Meeting is subject to capacity limits set by the virtual meeting platform provider. If you have any technical difficulties or any questions regarding the virtual meeting website, our platform provider will be ready to assist you. If there are any technical issues in convening or hosting the Annual Meeting, we will promptly post information to our investor relations website, https://investors.vno.com, including information on when the Annual Meeting will be reconvened.
What is the quorum necessary for the meeting?
The holders of a majority of the outstanding Shares entitled to vote as of the close of business on the record date, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.
How will votes be counted?
Any proxy, properly executed and returned, will be voted as directed and, if no direction is given, will be voted as recommended by the Board of Trustees in this proxy statement and in the discretion of the proxy holder as to any other matter that may properly come before the Annual Meeting. A broker non-vote or an abstention from voting, as applicable, will count for the purposes of determining a quorum, but will have no effect on the result of the votes on any of the proposals. Any proxy marked “withhold” will count for the purposes of determining a quorum and will have no effect on the result of the votes on election of Trustees, but, if any nominee for Trustee fails to receive approval of a majority of the votes cast (for this purpose, more “for” votes cast than “withhold” votes with respect to the applicable nominee), that Trustee must tender his or her offer of resignation to the Board of Trustees for its consideration. A broker non-vote is a vote that is not cast on a non-routine matter because the Shares entitled to cast the vote are held in street name, the broker lacks discretionary authority to vote the Shares on that matter and the broker has not received voting instructions from the beneficial owner.
The election of each of our nominees for Trustee (Proposal 1) requires a plurality of the votes cast at the duly called Annual Meeting, with a quorum present; however, any nominee for Trustee who does not receive the approval of a majority of the votes cast (more “for” votes than “withhold” votes with respect to the applicable nominee) will be required, pursuant to our Corporate Governance Guidelines, to tender his or her offer of resignation to the Board of Trustees for its consideration. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm (Proposal 2), the approval of the non-binding, advisory vote on executive compensation (Proposal 3), the approval of the non-binding, advisory vote on the frequency of executive compensation advisory votes (Proposal 4) and the approval of the Company’s 2023 Omnibus Share Plan (Proposal 5) each requires the affirmative vote of a majority of the votes cast on such matter at the Annual Meeting.

4	VORNADO REALTY TRUST
2023 PROXY STATEMENT
PROPOSAL 1: ELECTION OF TRUSTEES

Trustees Standing for Election
Our Board has 10 Trustees, all of whom have been nominated for election at our Annual Meeting. Our Board, on the recommendation of our Corporate Governance and Nominating Committee, has nominated each of Mr. Steven Roth, Ms. Candace K. Beinecke, Mr. Michael D. Fascitelli, Ms. Beatrice Hamza Bassey, Mr. William W. Helman IV, Mr. David M. Mandelbaum, Mr. Raymond J. McGuire, Ms. Mandakini Puri, Mr. Daniel R. Tisch and Mr. Russell B. Wight, Jr. for election at our Annual Meeting. If elected, such persons will serve until the Annual Meeting of Shareholders in 2024 and until their respective successors are duly elected and qualified. Each of these nominees currently serves as a member of our Board.
Unless you direct otherwise in your signed and returned proxy, each of the persons named in the accompanying proxy will vote your Shares for the election of each of the 10 nominees for Trustees. If any nominee at the time of election is unavailable to serve, it is intended that each of the persons named in the proxy as a proxy holder will vote for an alternate nominee who will be recommended by the Corporate Governance and Nominating Committee of our Board and nominated by the Board. Alternatively, the Board may reduce the size of the Board and the number of nominees. Proxies may be exercised only for the nominees named or such alternates. We do not currently anticipate that any nominee for Trustee will be unable to serve as a Trustee.
The Board of Trustees recommends that shareholders vote “FOR” the election of each of the nominees listed below to serve as a Trustee until the Annual Meeting of Shareholders in 2024 and until his or her respective successor has been duly elected and qualified.
Under our Bylaws, a plurality of all the votes cast at the Annual Meeting, if a quorum is present, is sufficient to elect a Trustee. A “withhold” vote or an abstention, as applicable, will count for the purposes of determining a quorum, but will have no effect on the result of the votes on this proposal. However, any Trustee who does not receive the affirmative vote of a majority of the votes cast for his or her election to the Board (for this purpose, a greater number of “for” votes than “withhold” votes) in an uncontested election (such as this election) will be required, pursuant to our Corporate Governance Guidelines, to tender his or her offer of resignation to the Board for its consideration.
The following table lists the nominees for election to the Board to serve until the 2024 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified. For each such person, the table lists the age, principal occupation, position presently held with the Company, if any, and the year in which the person first became a member of our Board or a director of our predecessor, Vornado, Inc.

VORNADO REALTY TRUST	5
2023 PROXY STATEMENT
(1)
Beneficially owns in excess of 1% of our Shares.

(2)
Independent pursuant to the rules of the NYSE as determined by the Board.

6	VORNADO REALTY TRUST
2023 PROXY STATEMENT
(1)
Beneficially owns in excess of 1% of our Shares.

(2)
Independent pursuant to the rules of the NYSE as determined by the Board.

VORNADO REALTY TRUST	7
2023 PROXY STATEMENT
(1)
Beneficially owns in excess of 1% of our Shares.

(2)
Independent pursuant to the rules of the NYSE as determined by the Board.

8	VORNADO REALTY TRUST
2023 PROXY STATEMENT
(1)
Beneficially owns in excess of 1% of our Shares.

(2)
Independent pursuant to the rules of the NYSE as determined by the Board.

VORNADO REALTY TRUST	9
2023 PROXY STATEMENT
Relationships Among our Trustees
We are not aware of any family relationships among any of our Trustees or executive officers or persons nominated or chosen by us to become Trustees or executive officers.
Messrs. Roth, Mandelbaum and Wight are general partners of Interstate. Since 1992, Vornado has managed all the operations of Interstate for a fee as described in “Certain Relationships and Related Transactions—Transactions Involving Interstate Properties.”
Messrs. Roth, Mandelbaum and Wight and Ms. Puri are also directors of Alexander’s. As of the record date, the Company, together with Interstate and its general partners, beneficially owns approximately 58% of the outstanding common stock of Alexander’s.
For more information concerning Interstate, Alexander’s and other relationships involving our Trustees, see “Certain Relationships and Related Transactions.”

10	VORNADO REALTY TRUST
2023 PROXY STATEMENT
CORPORATE GOVERNANCE
OUR MISSION AND CULTURE
Our mission is to execute on the objectives and strategy that we set out in our Annual Report on Form 10-K.
Our goal, culture and intent are to do so in a manner that:
•
adds value to the communities in which we operate;

•
provides a rewarding, engaging and motivating environment for our employees; and,

•
accomplishes our mission while seeking to maintain the highest ethical standards in a sustainable manner.

Governance Highlights
Regular Shareholder Engagement
•
We, at least annually, offer to meet in person or virtually, with shareholders representing over 50% of our Shares.

•
Ms. Candace K. Beinecke, our Lead Independent Trustee, has participated in many of these meetings.

Strong, Independent, Diverse and Engaged Board
•
In the past seven years, our Board has added four new independent Trustees to the Board. We are committed to a continuous process of Board refreshment. Currently, 40% of our Trustees have joined the Board within the last seven years.

•
In 2020, our Board appointed Ms. Puri to be Chair of our Audit Committee, in 2021, our Board appointed Ms. Hamza Bassey as a member of our Compensation Committee, in 2022, our Board appointed Ms. Hamza Bassey as a member of our Audit Committee and in 2023, our Board appointed Mr. McGuire as a member of our Compensation Committee.

•
80% of our Board is independent, with the only non-independent members being the current and former Chief Executive Officers.

•
30% of our Board members are female and 30% are racially/ethnically diverse.

•
Our Board members are invested in our Company: they are required (within five years of election) to hold Company equity having a value of at least 5x their annual cash retainer. Four of our Board members each currently own more than 1% of our Shares.

•
We have a Lead Independent Trustee with significant authority and responsibility.

•
Our Board is actively engaged in strategic, risk and management oversight, including cybersecurity matters, and has robust strategic discussions at every regularly scheduled Board meeting.

•
Our Board receives regular updates from senior management on ESG matters, including diversity and inclusion matters and actively monitors and oversees these areas.

•
Our Board and Board Committees undertake a robust self-evaluation at least annually led by our Lead Independent Trustee.

VORNADO REALTY TRUST	11
2023 PROXY STATEMENT

•
Our Board actively monitors, oversees and participates in management succession planning. In 2019, the Board oversaw the promotion and hire of a new generation of leadership across all aspects of the Company’s operations with the creation, and filling, of the roles of President, Co-Heads of Real Estate and Head of Retail and in 2020, the Board appointed Mr. Michael J. Franco as Chief Financial Officer (in addition to his existing President role) and Mr. Thomas J. Sanelli as Executive Vice President—Finance & Chief Administrative Officer, in each case, effective December 31, 2020.

•
The diverse skills and experiences of our Board members, enhanced by the fresh perspectives brought by our newer Trustees, and the industry and company-specific expertise and institutional knowledge of our longer-tenured Trustees, support the Board’s oversight of Company business and strategy.

•
Our Board directly, and through the Corporate Governance and Nominating Committee, actively monitors our sustainability initiatives and compliance with our ethical and social policies.

Strong Shareholder Rights
•
We have a single class of Trustees, elected annually.

•
We have adopted proxy access with a 3/3/20/20 market standard.

•
Our shareholders may amend our Bylaws.

•
We require a Trustee to tender his or her offer of resignation if he or she does not receive majority support.

•
We enhanced our claw-back policy to also provide for potential claw-backs for violations of Company policies as well as for bad faith or dishonest actions or receipt of an improper personal benefit.

•
We have anti-hedging and anti-pledging policies.

•
We do not have a poison pill.

•
Our Declaration of Trust may be amended by approval of the Board and a majority vote of our outstanding Shares other than with respect to limited provisions intended to protect our real estate investment trust tax status and the removal of Trustees.

Shareholder Engagement and Governance Changes
Over the past several years we have adopted a number of significant governance changes following outreach to our shareholders for their views. During each of the past nine years, we met with or spoke to holders of more than 40% of our Shares. Based on that outreach, we believe the combination of actions we have taken present an overall corporate governance structure responsive to our shareholders’ views. The changes implemented include:
•
We have added four new independent Trustees: Ms. Hamza Bassey, Mr. Helman, Mr. McGuire and Ms. Puri.

•
We have increased the diversity of our Board so that now 30% of our Board members are female and 30% are racially/ethnically diverse.

•
We have rotated Compensation Committee membership, adding Ms. Hamza Bassey and Mr. McGuire.

•
We have appointed a new Chair for our Audit Committee and added Ms. Hamza Bassey to the Audit Committee.

•
We oversaw the promotion and hire of a new generation of management leadership.

•
We amended our organizational documents to provide shareholders with the power to amend our Bylaws.

12	VORNADO REALTY TRUST
2023 PROXY STATEMENT
•
We declassified our Board so that we now have a single class of Trustees elected annually.

•
We adopted proxy access with a 3/3/20/20 market standard.

•
We adopted anti-hedging and anti-pledging policies.

•
We enhanced our claw-back policy to also provide for potential claw-backs for violations of Company policies as well as for bad faith or dishonest actions or receipt of an improper personal benefit.

•
We provided greater disclosure concerning our policy restricting political contributions and spending and strengthened the oversight by the Corporate Governance and Nominating Committee of our compliance with this policy.

•
We made specific changes to our compensation program in response to shareholder input such as incorporating ESG metrics in our LTPP.

•
We provided greater disclosure concerning our sustainability efforts with a report by our independent auditors.

•
We provided greater disclosure concerning our employee training and inclusion programs.

•
We refreshed and renewed our anti-harassment policy.

•
We amended our Corporate Governance and Nominating Committee Charter to formalize and strengthen the oversight by that Committee of environmental, social and governance and climate change matters.

•
We added disclosure to our table of Board members to indicate which members beneficially own in excess of 1% of our Shares.

•
We provided increased and tabular disclosure regarding our Trustee selection process and our current and desired Trustees skill sets.

NYSE-Listed
The common shares of the Company or its predecessor have been continuously listed on the NYSE since January 1962 and the Company is subject to the NYSE’s Corporate Governance Standards.
Our Corporate Governance Framework
Vornado is committed to effective corporate governance and high ethical standards. Our Board believes that these values are conducive to strong performance and creating long-term shareholder value. Our governance framework gives our highly experienced independent Trustees the structure necessary to provide oversight, advice and counsel to the Company. The Board has adopted the following documents, which are available on our website (www.vno.com/governance/overview):
•
Audit Committee Charter

•
Compensation Committee Charter

•
Corporate Governance and Nominating Committee Charter

•
Corporate Governance Guidelines

•
Code of Business Conduct and Ethics

We will post any future changes to these documents to our website and may not otherwise make public such changes. Our regular filings with the SEC and our Trustees’ and executive officers’ filings under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), are also available on our website. In addition, copies of these documents are available free of charge from the Company upon your written request. Requests should be sent to our investor relations department located at our principal executive office.
The Code of Business Conduct and Ethics applies to all of our Trustees, executive officers and other employees.

VORNADO REALTY TRUST	13
2023 PROXY STATEMENT
Corporate Governance at a Glance
Board Independence
•
Eight of 10 of our Trustees are independent.

•
Our only non-independent Trustees are our current and former CEOs, who have extensive and valuable experience with our Company.

•
Our Board members generally have significant personal investments in our Company and engage in robust and open debates concerning all significant matters affecting our Company.

Board Composition
•
The Board has fixed the current number of Trustees at 10.

•
The Board at least annually assesses its performance through Board and committee self-evaluation.

•
Our Trustees are highly experienced in their fields of endeavor and apply valuable and diverse skill sets to address our business and strategic needs.

•
The Corporate Governance and Nominating Committee leads the full Board in considering Board competencies and refreshment and actively seeks new candidates to consider as Board members.

Board Committees
•
Our Board has four committees: Audit, Compensation, Corporate Governance and Nominating and Executive.

•
With the exception of the Executive Committee (our Chairman serves on this Committee), all other standing Committees are comprised entirely of independent Trustees.

Leadership Structure
•
Our Chairman is the CEO of our Company. He interacts closely with our Lead Independent Trustee, who has powers and duties that reflect corporate governance best practices.

•
The independent Trustees consider and vote upon our Lead Independent Trustee annually. Our Board re-appointed Ms. Candace K. Beinecke as Lead Independent Trustee on February 9, 2023. Among other duties, our Lead Independent Trustee chairs executive sessions of the independent Trustees at every regular Board meeting to discuss certain matters without management present and approves agenda items and materials sent to the Board. Furthermore, Ms. Beinecke works closely with Mr. Roth in identifying overall Company strategy and other matters to be discussed in depth at regular Board meetings and takes an active role in engaging with our investors.

•
The Board will consider whether a separate chairperson is appropriate at the time of the next CEO transition.

Risk Oversight
•
Our full Board is responsible for risk oversight, and has designated, and may in the future designate, committees to have particular oversight of certain key risks. Our Board oversees management as management fulfills its responsibilities for the assessment and mitigation of risks and for taking appropriate risks. Our Board regularly has in-depth discussions concerning the Company’s strategies and risks during which the Board actively questions and considers these topics.

Open Communication and Shareholder Engagement
•
We encourage open communication and strong working relationships among the Lead Independent Trustee, the Chairs of our Board committees, our Chairman and our other Trustees.

•
Our Trustees have access to, and regularly meet with, senior management and other employees.

•
We actively seek input from our shareholders through our shareholder engagement programs; shareholders may also contact our Board, Lead Independent Trustee or management through our website or by regular mail.

•
We host quarterly earnings conference calls to which all shareholders have access.

14	VORNADO REALTY TRUST
2023 PROXY STATEMENT
Trustee Stock Ownership
•
Our Trustees are required to own (or to acquire within a specified time frame) Company equity having a value equal to at least five times their annual cash retainer.

Management Succession Planning
•
Our Corporate Governance and Nominating Committee actively monitors our succession planning.

•
Our Board regularly reviews senior management succession and development plans. Our Board regularly reviews future candidates for the CEO position and other senior leadership roles and potential succession timing for those positions, including under emergency circumstances. Our Board has adopted a formal CEO-succession plan and reviews that plan regularly.

•
The Board reviews and discusses career development plans for individuals identified as high-potential candidates for senior leadership positions and the Board members interact with these candidates in formal and informal settings during the year.

•
The Board recognizes that succession planning is a key component of the Company’s continued success. Pursuant to our Corporate Governance Guidelines, on at least an annual basis and typically more frequently, the Board, in full meetings and in its executive sessions, considers and reviews succession candidates for the CEO and other executive leadership positions for both near-term and long-term planning. The Board reviews potential candidates for promotion in light of their performance, leadership qualities and ability to manage additional responsibilities. The Board also considers potential risks regarding the retention of the Company’s current executive officers and succession candidates, the timeline for implementing the succession plan, and the extent of disruption likely to be caused as a result of unplanned attrition. In addition, as part of its risk management process, the Board has developed an interim emergency succession plan.

Sustainability, Corporate Responsibility and Political Contributions
•
Our Corporate Governance and Nominating Committee as well as our full Board actively monitor our programs and initiatives on sustainability, environmental matters, climate change and social responsibility and receive updates regularly. Our Board delegated to our Corporate Governance and Nominating Committee responsibility for direct oversight to monitor the effects of climate change on the Company and to develop policies relating thereto.

•
Our Corporate Governance and Nominating Committee monitors our policy restricting political contributions and spending. Our policy strictly restricts political contributions or political spending on behalf of the Company subject to senior management approval and Corporate Governance and Nominating Committee oversight.

•
Consistent with Vornado’s past practices, we did not make any direct political contributions to candidate campaigns in 2022.

Board Independence
The Board has determined that Mses. Beinecke, Hamza Bassey and Puri and Messrs. Helman, Mandelbaum, McGuire, Tisch and Wight are independent Trustees under the Corporate Governance Standards of the NYSE, with the result that eight of our 10 Trustees standing for election are independent. The Board reached these conclusions after considering all applicable relationships between or among such Trustees and the Company or management of the Company. These relationships are described in the sections of this proxy statement entitled “Relationships Among Our Trustees” and “Certain Relationships and Related Transactions.” Among other factors considered by the Board in making its determinations regarding independence was the Board’s determination that these Trustees met all of the “bright-line” requirements of the NYSE’s Corporate Governance Standards as well as the categorical standards adopted by the Board as contained in our Corporate Governance Guidelines.
Approval of Related Party Transactions
Our Code of Business Conduct and Ethics includes a policy for the review and approval of transactions involving the Company and related parties. Under the policy, “related parties” means our executive officers and Trustees, as well as any such person’s immediate family members. The policy also covers entities that are owned or controlled by related parties, or entities in or of which related parties have a substantial ownership interest or control. Under

VORNADO REALTY TRUST	15
2023 PROXY STATEMENT
the policy, all related party transactions are submitted to the Board or an independent committee thereof for review and are subject to approval.
Board Participation
Our Board is actively involved in strategic, risk and management oversight and regularly has in-depth discussions concerning the Company’s strategies and risks during which the Board actively questions and considers these topics. Our Board is involved in every strategic decision made by the Company; agendas are organized so that, at every regular meeting, strategic and business decisions receive the most prominence and our CEO regularly consults with Board members on these matters between meetings. Furthermore, the Board regularly meets with the Company’s most senior executive officers as well as the officers who directly report to the most senior executives. The Board believes a good working knowledge of these multiple levels of management aid it considerably in its important role of management oversight as well as with succession planning. Our Company relies upon the measured financial and strategic guidance, probing questions and judgment of our Board members.
Developing an Effective Board
Trustee Recruitment Process
Our Board believes that the Board should be comprised of members who encompass a broad range of skills, expertise, industry knowledge and diversity of opinion, experience, perspective and contacts relevant to our business. Our Board is deeply involved in the business and strategy of our Company and the great depth of experience and insight that our Board members bring to meetings continues to be invaluable. The Corporate Governance and Nominating Committee and the Board believe that considering a Board candidate involves various objective and subjective assessments, many of which are difficult to quantify or categorize. However, the Corporate Governance and Nominating Committee and the Board do consider the following characteristics, competencies, and attributes when considering candidates for inclusion on our Board.
Personal Characteristics
•
Integrity and Accountability: High ethical standards, integrity and strength of character in his or her personal and professional dealings and a willingness to act on and to be accountable for his or her decisions.

•
Informed Judgment: Demonstrates intelligence, wisdom and thoughtfulness in decision-making. Demonstrates a willingness to thoroughly discuss issues, ask questions, express reservations, and voice dissent.

•
Financial Literacy: An ability to read and understand financial statements, financial ratios and various other indices for evaluating the Company’s performance.

•
Mature Confidence: Assertive, responsible and supportive in dealing with others. Respect for others, openness to others’ opinions and the willingness to listen.

•
High Standards: History of achievements that reflect high standards for himself or herself and others.

16	VORNADO REALTY TRUST
2023 PROXY STATEMENT
Core Competencies
•
Accounting and Finance: Experience in financial accounting and corporate finance, especially with respect to the industry in which our Company operates.

•
Business Judgment: Record of making good business decisions and evidence that he or she will act in good faith and in a manner that is in the best interests of our Company.

•
Strategic Insight: Record of insight with respect to our industry and market and other trends and conditions and applying such insight to create value or limit risk.

•
Management: Experience in corporate management. Understand management trends in general and in the areas in which we conduct our business.

•
Crisis Response: Ability and time to perform during periods of both short-term and prolonged crisis.

•
Industry: Specialized experience and skills in areas in which the Company conducts its business, including real estate, investments, capital markets and technology relevant to the Company.

•
Local Markets: Experience in markets in which our Company operates.

•
Leadership: Understand and possess leadership skills and have a history of motivating high-performing, talented managers.

•
Strategy and Vision: Skills and capacity to provide strategic insight and direction by encouraging innovations, conceptualizing key trends, evaluating strategic decisions, and challenging our management to sharpen its vision.

•
Environmental, Social and Governance: Experience in management and oversight of environmental, climate change, social and governance issues to be able to assist the Board in overseeing and advising management with regard to long-term value creation using a responsible, sustainable business plan.

Commitment to our Company
•
Time and Effort: Able and willing to commit the time and energy necessary to satisfy the requirements of Board and Board committee membership and service. Expected to attend and participate in all Board meetings and meetings of Board committees for which they are members. Encouraged to attend all annual meetings of shareholders. A willingness to rigorously prepare prior to each meeting and actively participate in the meeting. Willingness to make himself or herself available to management upon request to provide advice and counsel.

•
Awareness and Ongoing Education: Possess, or be willing to develop, a broad knowledge of both critical issues affecting our Company (including industry-, technology- and market-specific information), and Trustee’s roles and responsibilities (including the general legal principles that guide Board members).

•
Other Commitments: In light of other existing commitments, the ability to perform adequately as a Trustee and a willingness to do so.

•
Stock Ownership: Complies with the Company’s equity ownership requirements.

Team and Company Considerations
•
Balancing the Board: Contributes talent, skills and experience to the Board as a team to supplement existing resources and provide talent for future needs preferably as evidenced by a pattern of dealings with one or more current Board members.

•
Diversity: Contributes to the Board in a way that can enhance perspective and judgment through diversity in gender, race, ethnicity, age, background, geographic origin, professional experience (public, private, and non-profit sectors) and other factors.

Nomination of a candidate should not be based solely on these listed factors.

VORNADO REALTY TRUST	17
2023 PROXY STATEMENT
The following chart summarizes the competencies currently represented on our Board; the details of each of our Trustee’s competencies are included in each Trustee’s profile.

Competency/Attribute	Roth	Beinecke	Fascitelli	Hamza Bassey	Helman	Mandelbaum	McGuire	Puri	Tisch	Wight
Operational	x	x	x	x		x	x		x	x
Public Company Experience	x	x	x	x	x	x	x	x	x	x
Industry Expertise	x		x			x	x		x	x
Financial Literacy	x	x	x	x	x	x	x	x	x	x
Experience Over Several Business Cycles	x	x	x	x	x	x	x	x	x	x
Capital Markets Expertise	x	x	x	x	x	x	x	x	x	x
Investment Management	x	x	x	x	x	x	x	x	x	x
Risk/Crisis Management	x	x	x	x	x	x	x	x	x	x
Accounting Expertise	x							x	x
Government/Business Conduct/Legal	x	x	x	x		x	x	x		x
Environmental, Social and Governance	x	x	x	x	x		x	x
Board Leadership Structure
Our Board is deeply focused on our corporate governance practices. We value independent board oversight as an essential component of strong corporate performance to enhance shareholder value. All of our Trustees are independent, except our current and former Chief Executive Officers. In addition, all of the members of our Board’s committees, except the Executive Committee, are independent.
Our Board is responsible for selecting the Chairman of the Board and the CEO. The Board annually reviews its leadership structure. The Board has determined that the combined role of Chairman and CEO, alongside an active and Lead Independent Trustee position, is currently the best structure for Vornado and its shareholders. In its review of our leadership structure, the Board considered the following:
•
Our current structure promotes clear lines of responsibility and accountability, while maintaining the Board’s independence from management.

•
Mr. Roth, our Chairman and CEO, is a well-seasoned leader with over 40 years of experience in building and leading our Company. He has effectively guided the Company through various real estate cycles and has skillfully led the Company throughout the COVID-19 pandemic challenge. After considering the views expressed by our shareholders and other constituents, as well as the particular circumstances affecting the Company, the Board concluded he is the best person to continue to serve as Chairman and CEO.

•
Mr. Roth fulfills his responsibilities in chairing an independent board through close interaction with our Lead Independent Trustee, Ms. Beinecke.

•
The power and authority of our Lead Independent Trustee role was increased in 2015 and 2017, and the Lead Independent Trustee works closely with Mr. Roth in identifying overall Company strategy and other matters to be discussed in depth at regular Board meetings and takes an active role in engaging with our investors. See “Lead Independent Trustee Role.”

•
The views expressed by shareholders through direct outreach and engagement.

18	VORNADO REALTY TRUST
2023 PROXY STATEMENT
•
Our governance culture fosters open communication among the Lead Independent Trustee, Chairman and other Trustees, which we believe is essential to developing an understanding of important issues, promoting appropriate oversight and encouraging frank discussion of key topics relevant to a complex and dynamic enterprise.

Lead Independent Trustee Role
A Lead Independent Trustee is elected annually by the independent Trustees. Ms. Beinecke was first elected by our independent Trustees to serve as Lead Independent Trustee for a one-year term on March 16, 2016, and was most recently re-elected on February 9, 2023. When making the selection, the independent Trustees considered the attributes desired in a Lead Independent Trustee, including being an effective communicator, having the ability to provide leadership and encourage open dialogue, and having a relevant background and the ability to devote sufficient time and attention to the position.
Our Lead Independent Trustee position has clearly defined duties and responsibilities, which are set forth in our Corporate Governance Guidelines. They include the following authorities and responsibilities:
•
preside at all meetings of the Board at which the Chairman is not present;

•
serve as liaison between the Chairman and the independent Trustees;

•
approve, in consultation with the Chairman:

◦
the schedule of Board meetings,

◦
Board meeting agenda items, and

◦
materials sent in advance of Board meetings, including the quality, quantity, appropriateness and timeliness of such information;

•
ability to call meetings of the independent Trustees as necessary and appropriate;

•
participate in annual self-evaluations of the Board and its committees;

•
contribute to ongoing management succession and development planning;

•
communicate to management, as appropriate, the results of private discussions among independent trustees;

•
participate in shareholder outreach, and be available for consultation and direct communication if requested by major shareholders; and

•
communicate shareholder feedback to the full Board.

As Lead Independent Trustee, Ms. Beinecke works closely with Mr. Roth identifying overall Company strategy and other matters to be discussed in depth at regular Board meetings and takes an active role in engaging with our investors.
As both Lead Independent Trustee and Chair of the Corporate Governance and Nominating Committee, Ms. Beinecke has been actively involved in governance-related discussions with our shareholders. As Lead Independent Trustee, Ms. Beinecke has worked closely with our Chairman, Mr. Roth, to develop Board meeting agenda items and ensure sufficient time allocation to these items and Ms. Beinecke has also facilitated robust discussions regarding long-term strategy and shareholder value creation and talent retention and development. Ms. Beinecke also actively oversees the Company’s ESG policies and is involved in ongoing discussions with senior management and our shareholders regarding such matters.
The strong working relationships among the Lead Independent Trustee, Chairman and other Trustees are supported by a Board governance culture that fosters open communications among the members, both during meetings and in the intervals between meetings. The Board believes that open communication is important to develop an understanding of issues, promote appropriate oversight, and encourage the frank discussion of matters essential to leading a complex and dynamic enterprise.
Board and Committee Refreshment
Over the last seven years, we have added four new independent Trustees, Ms. Hamza Bassey, Mr. Helman, Mr. McGuire and Ms. Puri. Currently, 40% of our Board members have joined the Board within the last seven years.

VORNADO REALTY TRUST	19
2023 PROXY STATEMENT
We are also focused on committee rotation and have made committee assignment changes in recent years. In 2020, we appointed Ms. Puri as Chair of the Audit Committee, in 2021, we added Ms. Hamza Bassey to the Compensation Committee, in 2022 we added Ms. Hamza Bassey to the Audit Committee and in 2023, we added Mr. McGuire to the Compensation Committee.
Committees of the Board
The Board has an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee and an Executive Committee. Other than the Executive Committee, each committee is comprised solely of independent Trustees.
The Board held seven meetings during 2022. Each of our Trustees then in office attended at least 75% of the combined total of the meetings of the Board and all committees on which he or she served during 2022.
In addition to full meetings of the Board, our non-management Trustees met six times in sessions without members of management present. Ms. Beinecke, as Lead Independent Trustee, acted as presiding member during these non-management sessions. We do not have a formal policy with regard to Trustees’ attendance at the Annual Meetings of Shareholders. All of our Trustees serving at the time of our 2022 Annual Meeting of Shareholders attended the virtual meeting.
Audit Committee
The Audit Committee held five meetings during 2022. From January to April 2022, the members of the Audit Committee were Ms. Puri, as Chair, Mr. Tisch and Dr. West, and thereafter, for the rest of 2022, the members of the Audit Committee were Ms. Puri, as Chair, Mr. Tisch and Ms. Hamza Bassey.
The Board has adopted a written Audit Committee Charter, which sets forth the membership requirements and responsibilities of the Audit Committee, among other matters. The Audit Committee Charter is available on our website (www.vno.com/governance/committee-charters). The Board has determined that all existing Audit Committee members meet the NYSE and SEC standards for independence and the NYSE standards for financial literacy.
The Board has determined that each of Ms. Puri and Mr. Tisch is an “audit committee financial expert,” as defined by SEC Regulation S-K (and thus the Board has two such experts serving on its Audit Committee), and that each of such persons also meets the NYSE standards for financial management expertise. The Board reached this conclusion based on the relevant experience of each of Ms. Puri and Mr. Tisch, including as described above under “Biographies of our Trustees.”
The Audit Committee’s purposes are to: (i) assist the Board in its oversight of (a) the integrity of our financial statements, (b) our compliance with legal and regulatory requirements, (c) the independent registered public accounting firm’s qualifications and independence and (d) the performance of the independent registered public accounting firm and the Company’s internal audit function; and (ii) prepare an Audit Committee report as required by the SEC for inclusion in our annual proxy statement. The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of our financial statements and for the effectiveness of internal control over financial reporting. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and

20	VORNADO REALTY TRUST
2023 PROXY STATEMENT
procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements prior to the filing of our Annual Report on Form 10-K, reviewing our quarterly financial statements prior to the filing of each of our Quarterly Reports on Form 10-Q and annually auditing the effectiveness of internal control over financial reporting and other procedures. Persons interested in contacting our Audit Committee members with regard to accounting, auditing or financial concerns will find information on how to do so on our website (www.vno.com/governance/confidential-board-contact).
Compensation Committee
The Compensation Committee is responsible for establishing the terms of the compensation of the executive officers and the granting and administration of awards under the Company’s omnibus share plans. The committee, which held two meetings in 2022 consisted of the following members: Mr. Tisch, as Chair, Mr. Helman and Ms. Hamza Bassey. Each of Ms. Hamza Bassey, Mr. Helman and Mr. Tisch was determined by the Board to be independent. In February 2023, Mr. McGuire was added as a member of the Compensation Committee and he was determined by the Board to be independent. The Board has adopted a written Compensation Committee Charter which is available on our website (www.vno.com/governance/committee-charters).
Compensation decisions for our executive officers are made by the Compensation Committee. Decisions regarding compensation of other employees are made by our Chief Executive Officer or other senior managers and, to the extent an employee’s total compensation is greater than $200,000 per year, the employee’s compensation is subject to review and approval of the Compensation Committee. Compensation decisions for our Trustees are made by the Compensation Committee and/or the full Board.
The agenda for meetings of the Compensation Committee is determined by its Chairman with the assistance of the Company’s Secretary and/or other members of management. Compensation Committee meetings are attended from time to time by members of management at the invitation of the Compensation Committee. The Compensation Committee’s Chairman reports the committee’s determination of executive compensation to the Board. The Compensation Committee has authority under its charter to select, retain and approve fees for, and to terminate the engagement of, compensation consultants, special counsel or other experts or consultants as it deems appropriate to assist in the fulfillment of its responsibilities. The Compensation Committee reviews the total fees paid by us to outside consultants to ensure that such consultants maintain their objectivity and independence when rendering advice to the committee. The Compensation Committee may receive advice from compensation consultants, special counsel or other experts or consultants only after consideration of relevant factors related to their fees, services and potential conflicts of interests, as outlined in the Compensation Committee’s Charter.
The Compensation Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the committee. In particular, the Compensation Committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the committee who are (i) “Non-Employee Directors” for the purposes of SEC Rule 16b-3; and (ii) “outside directors” for the purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. Currently, all members of the Compensation Committee meet these criteria.
See “Compensation Discussion and Analysis” below for a discussion of the role of executive officers in determining or recommending compensation for our executive officers. We have also included under “Compensation Discussion and Analysis” a discussion of the role of compensation consultants in determining or recommending the amount or form of executive or Trustee compensation.
Corporate Governance and Nominating Committee
The Corporate Governance and Nominating Committee, which met twice during 2022, currently consists of Ms. Beinecke, as Chair, and Mr. Helman and Ms. Puri as the two other members. During 2022, members of the Corporate Governance and Nominating Committee led discussions of governance matters with the full Board. Further, in the past year, Ms. Beinecke (and members of management) met in person or telephonically with several significant shareholders to discuss our governance practices. Each of Ms. Beinecke, Mr. Helman and Ms. Puri have been determined by the Board to be independent. The Board has adopted a written Corporate Governance and Nominating Committee Charter, which is available on our website (www.vno.com/governance/committee-charters). The committee’s responsibilities include the selection of

VORNADO REALTY TRUST	21
2023 PROXY STATEMENT
potential candidates for the Board and the development and review of our governance principles. It also reviews Trustee compensation and benefits and oversees annual self-evaluations of the Board and its committees. The committee also makes recommendations to the Board concerning the structure and membership of the other Board committees as well as management succession plans. The committee selects and evaluates candidates for the Board in accordance with the criteria set out in the Company’s Corporate Governance Guidelines and as are set forth below. The committee is then responsible for recommending to the Board a slate of candidates for Trustee positions for the Board’s approval. Generally, candidates for a position as a member of the Board are suggested by existing Board members; however, the Corporate Governance and Nominating Committee will consider shareholder recommendations for candidates for the Board sent to the Corporate Governance and Nominating Committee, c/o Steven J. Borenstein, Secretary, Vornado Realty Trust, 888 Seventh Avenue, New York, New York 10019, and will evaluate any such recommendations using the criteria set forth in the Corporate Governance and Nominating Committee Charter and our Corporate Governance Guidelines.
In nominating Steven Roth for re-election at the 2023 Annual Meeting and assuming Mr. Roth were to be re-elected at all the boards on which he currently serves, the Corporate Governance and Nominating Committee (and later the full Board) considered that Mr. Roth currently services on boards of two public companies in addition to our Board. However, the Committee noted that one of those companies, Alexander’s, is an affiliate for which we manage its properties and Mr. Roth serves as Chief Executive Officer of Alexander’s, and the other company (Urban Edge) resulted from spinning-off a business from our Company. The Corporate Governance and Nominating Committee and the full Board each determined that Mr. Roth’s service on these other Boards does not detract from his ability to represent, and devote time to, our Company and that such other Board service may in fact benefit our Company. In particular, the Corporate Governance and Nominating Committee considered that:
•
Alexander’s is managed by the Company, Mr. Roth serves as Chief Executive Officer of Alexander’s and Mr. Roth’s service on the Alexander’s Board is important to the performance of his duties to Vornado; and

•
Prior to the spinoff, Mr. Roth served as the Chief Executive Officer of the business comprising Urban Edge, which was fully integrated in Vornado. The spinoff represented a significant reduction in Mr. Roth’s time devoted to this business. In the Corporate Governance and Nominating Committee’s view, Mr. Roth’s current service on the Board of Urban Edge provides industry knowledge that benefits Vornado and the Vornado shareholders that continue to own Urban Edge.

In addition, Mr. Roth is not standing for re-election at Urban Edge’s 2023 Annual Meeting and accordingly his term as an Urban Edge trustee will end in May 2023.
The Corporate Governance and Nominating Committee will continue to assess the benefits of Mr. Roth’s service on these Boards.
Executive Committee
The Executive Committee possesses and may exercise certain powers of the Board in the direction of the management of the business and affairs of the Company. The Executive Committee consists of three members: Mr. Roth, Ms. Beinecke and Mr. Wight. Mr. Roth is the Chairman of the Executive Committee. The Executive Committee did not meet in 2022.
The Board’s Role in Risk Oversight
While day-to-day risk management is primarily the responsibility of the Company’s senior management team, the Board is responsible for the overall supervision of the Company’s risk management activities. The Board’s oversight of the material risks faced by our Company occurs at both the full Board level and at the committee level. The Board’s role in the Company’s risk oversight process includes receiving reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, strategic, reputational, cybersecurity, environmental, social, governance and climate change risks. The full Board (or the appropriate committee in the case of risks that are under the purview of a particular committee) receives these reports from the appropriate “risk owner” within our organization or in connection with other management-prepared presentations of risk to enable the Board (or committee, as applicable) to understand our risk identification, risk management and risk mitigation strategies. By “risk owner,” we mean that person or group of persons who is or are primarily responsible for overseeing a particular risk. As part of its charter, the Audit Committee discusses our guidelines and policies with respect to which our management assesses and manages the Company’s exposure to risk and reports to the full Board its conclusions as a partial basis for further discussion

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2023 PROXY STATEMENT
by the full Board. This enables the Board and the applicable committees to coordinate the risk oversight role, particularly with respect to risk interrelationships. In addition to the Board’s review of risks applicable to the Company generally, the Board conducts regular strategic and personnel reviews.
* * * * *
Persons wishing to contact the independent members of the Board should call (866) 537-4644. A recording of each phone call to this number will be sent to one independent member of the Audit Committee as well as to a member of management who may respond to any such call if the caller provides a return number. This means of contact should not be used for solicitations or communications with us of a general nature. Information on how to contact us generally is available on our website (www.vno.com).

VORNADO REALTY TRUST	23
2023 Proxy Statement
CORPORATE SOCIAL RESPONSIBILITY

We believe that sound corporate citizenship, governance and environmental principles are essential to our success. Our goal is to operate with the highest level of integrity and in a sustainable manner. We believe that an integrated approach to business strategy, corporate governance, sustainability, human capital management and corporate citizenship provides for a better operating company, creates more attractive properties and creates long-term value. The following table highlights certain of our policies and initiatives in the area of corporate social responsibility.
Strong Ethical and Social Policies
•
We maintain a strong Code of Business Conduct and Ethics that applies to all of our Trustees, executive officers and employees.

•
We have adopted a refreshed and renewed anti-harassment policy. This policy prohibits hostility towards individuals in protected categories, prohibits sexual harassment in any form, details how to report harassment issues and prohibits retaliation.

•
We have enhanced our claw-back policy to also provide for potential claw-backs for violations of significant Company policies as well as for bad faith or dishonest actions or receipt of an improper personal benefit.

•
We have anti-hedging and anti-pledging policies.

•
Our policies and manuals prohibit bribes, money laundering and other corruption.

•
We strictly restrict conflicts of interest.

•
We strictly restrict political contributions on behalf of the Company and these policies are subject to the oversight of our Corporate Governance and Nominating Committee. The Company did not make any direct political contributions to candidate campaigns in 2022.

•
We have a policy restricting the receipt of gifts.

•
We have established and circulated straight-forward procedures for reporting any policy violations or other wrongdoing.

•
We comply with all applicable laws and regulations regarding employing child labor, respecting human rights and not purchasing conflict minerals.

•
We require our vendors and their subcontractors to comply with our applicable policies.

•
We require our employees to be trained in, and to regularly review and acknowledge, our policies.

•
We have established reporting procedures, guidelines and hotlines to facilitate the reporting of violations of our policies.

•
We actively monitor internal compliance with our policies with the oversight of the Corporate Governance and Nominating Committee and, ultimately, the full Board.

Human Capital Management and Social Engagement
•
We seek to maintain a working environment that is open, diverse and inclusive, and where our people feel valued, respected, included and accountable.

•
We are committed to a culture of respect and believe that all individuals should have the opportunity to excel.

•
We believe a diverse and inclusive environment fosters innovation, productivity and creativity, which are critical to our success.

•
We are focused on being an employer of choice for all talent, where employees can feel like they belong.

•
We aim to hire and retain employees from all races, ethnicities, genders, sexual orientations, abilities, backgrounds, experiences and locations.

24	VORNADO REALTY TRUST
2023 Proxy Statement
•
We publish employee demographics data, which is the foundation of our EEO-1 report, each year in our ESG Report.

•
We have a human capital management program that provides extensive opportunities and programs for training to promote career and personal development for employees and to encourage innovation and engagement. Our tuition reimbursement program offers up to $5,250 per employee each year for qualified reimbursement of education or professional development costs.

•
We are committed to providing compensation and benefits programs and policies that support the needs and lifestyles of our employees and their families. Our benefit programs include:

◦
Medical, vision and dental insurance coverage;

◦
Life and disability insurance;

◦
Competitive vacation and leave policies;

◦
Subsidized gym membership;

◦
Employee wellness programs and incentives; and

◦
401(k) matches and HSA contributions.

•
Our greatest and most scarce asset is our people. We strongly believe in training and retaining talented employees and having management at many levels engage with our Board.

•
We believe a good relationship with the communities in which we operate is essential. We foster and encourage community engagement and volunteerism for all employees.

•
Through our volunteer program, Vornado Volunteers, employees are granted one day of paid time off per calendar year to volunteer for a cause of their choice.

Leader in Sustainability Practices
•
We are one of the largest owners of LEED-certified properties in the United States.

•
We have received the EPA ENERGY STAR Partner of the Year Award with Sustained Excellence eight times, most recently in 2023.

•
In 2022, we received the Global Real Estate Sustainability Benchmark (GRESB) Green Star Ranking for the tenth time and Global “Sector Leader” for Diversified Office/Retail REITs in the GRESB, ranking first in the USA amongst peers. Overall, Vornado placed third among 112 responding listed companies within the Americas.

•
We received the NAREIT Leader in the Light Award twelve times, most recently in 2022.

Sustainability
We believe that our Company has been a leader in implementing sustainability measures across our portfolio. We regularly report to the Board and the Corporate Governance and Nominating Committee on our sustainability programs, and our Board and Corporate Governance and Nominating Committee play an active role in the oversight of Vornado’s sustainability practices, recognizing that sustainability and energy efficiency are central to Vornado’s business strategy.
In connection with our sustainability programs, we focus on:
•
Sustainable and efficient practices in the way we design, build, retrofit and maintain our portfolio of buildings. We believe that energy efficiency and resource conservation achieve the twofold benefit of controlling our operating expenses and reducing our impact on the environment.

•
Maintaining healthy indoor environments for our tenants and employees and incorporating health and wellness into our design principles and operating standards.

•
Recognizing climate change as a material issue to our business, due to the risks that it may present to our assets. We assess opportunities to fortify our assets against these risks while mitigating our own contribution

VORNADO REALTY TRUST	25
2023 Proxy Statement
to climate change through reduction of our carbon footprint. We are assessing our Company’s exposure to climate change through analysis of the potential impact of various global warming scenarios. We further assess our impact on climate change mitigation through membership in business associations in our markets and support for climate change policy and regulation.
•
Smart infrastructure improvements, investing in sustainable technologies and employing best practices for building operations. We make investments in low-carbon technologies, including energy efficiency, retrofitting our buildings to rely on lower carbon sources of energy, smart building technology to optimize our energy demand, and exploratory opportunities in energy storage and renewable power.

•
Establishing partnerships with our tenants and communities.

•
Setting goals around our sustainability policies and reporting on our progress and achievements in our annual Environmental, Social & Governance report available on our website at vno.com/sustainability which is not incorporated into this proxy statement.

26	VORNADO REALTY TRUST
2023 Proxy Statement
PRINCIPAL SECURITY HOLDERS
The following table lists the number of Shares and Units beneficially owned, as of March 20, 2023, by (i) each person who holds more than a 5% interest in the Company or our operating partnership, Vornado Realty L.P., a Delaware limited partnership (the “Operating Partnership”), (ii) Trustees of the Company, (iii) the executive officers of the Company defined as “Named Executive Officers” in “Executive Compensation” below, and (iv) the Trustees and all current executive officers of the Company as a group. Unless otherwise specified, “Units” are Class A units of limited partnership interest of our Operating Partnership and other classes of units convertible into Class A units. The Company’s ownership of Units is not reflected in the table but is described in footnotes (1) and (2).
Name of Beneficial Owner	Address of Beneficial Owner	Number of Shares and Units Beneficially Owned(1)(2)	Percent of All Shares(1)(2)(3)	Percent of All Shares and Units(1)(2)(4)
Named Executive Officers and Trustees
Steven Roth(5)(6)(7)	(8)	9,753,278	5.05%	4.72%
David M. Mandelbaum(5)(7)(9)	(8)	8,842,905	4.61%	4.28%
Russell B. Wight, Jr.(5)(7)(10)	(8)	5,981,662	3.12%	2.89%
Michael D. Fascitelli(7)(11)	(8)	1,940,681	1.01%	*
Michael J. Franco(7)	(8)	434,039	*	*
Haim Chera(7)	(8)	237,016	*	*
Glen J. Weiss(7)	(8)	118,162	*	*
Daniel R. Tisch(7)(12)	(8)	85,233	*	*
Barry S. Langer(7)	(8)	65,485	*	*
Candace K. Beinecke(7)	(8)	56,292	*	*
William W. Helman IV(7)	(8)	35,877	*	*
Mandakini Puri(7)	(8)	23,609	*	*
Beatrice Hamza Bassey(7)	(8)	20,044	*	*
Raymond J. McGuire(7)	(8)	12,548	*	*
All Trustees and current executive officers as a group (14 persons)(7)	(8)	16,599,735	8.55%	8.03%
Other Beneficial Owners
The Vanguard Group, Inc.(13)	100 Vanguard Blvd Malvern, PA 19355	27,631,207	14.40%	13.37%
BlackRock, Inc.(14)	55 East 52nd Street New York, NY 10055	20,411,962	10.64%	9.88%
Norges Bank (The Central Bank of Norway)(15)	Bankplassen 2 PO Box 1179 Sentrum NO 0107 Oslo Norway	18,082,373	9.42%	8.75%
State Street Corporation(16)	One Lincoln Street Boston, MA 02111	13,669,083	7.12%	6.61%
Invesco Ltd.(17)	1555 Peachtree Street NE, Suite 1800, Atlanta, GA 30309	10,685,963	5.57%	5.17%
Putnam Investments, LLC(18)	100 Federal Street Boston, MA 02110	9,759,379	5.09%	4.72%

*
Less than 1%

(1)
Unless otherwise indicated, each person is the direct owner of, and has sole voting power and sole investment power with respect to, such Shares and Units. Numbers and percentages in the table are based on 191,880,615 Shares and 14,817,410 Units (other than Units held by the Company) outstanding as of March 20, 2023.

(2)
In April 1997, the Company transferred substantially all of its assets to the Operating Partnership. As a result, the Company conducts its business through, and substantially all of its interests in properties are held by, the Operating Partnership. The Company is the sole general partner of, and owned approximately 92% of the Units of, the Operating Partnership as

VORNADO REALTY TRUST	27
2023 Proxy Statement
of March 20, 2023 (one Unit for each Share outstanding). Generally, any time after one year from the date of issuance (or two years in the case of certain holders), holders of Units (other than the Company) have the right to have their Units redeemed in whole or in part by the Operating Partnership for cash equal to the fair market value, at the time of redemption, of one Share for each Unit redeemed or, at the option of the Company, cash or one Share for each Unit tendered, subject to customary anti-dilution provisions (the “Unit Redemption Right”). Holders of Units may be able to sell publicly Shares received upon the exercise of their Unit Redemption Right pursuant to registration rights agreements with the Company or otherwise pursuant to applicable securities laws and rules. The Company has filed registration statements with the SEC to register the issuance or resale of certain of the Shares issuable upon the exercise of the Unit Redemption Right.
(3)
The total number of Shares outstanding used in calculating this percentage assumes that all Shares that each person has the right to acquire within 60 days of the record date (upon the redemption or conversion of other Company or Operating Partnership securities for or into Shares) are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other person.

(4)
The total number of Shares and Units outstanding used in calculating this percentage assumes that all Shares and Units that each person has the right to acquire within 60 days of the record date (upon the redemption or conversion of Company or Operating Partnership securities for or into Shares or Units) are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other person.

(5)
Interstate, a partnership of which Messrs. Roth, Mandelbaum and Wight are, directly or indirectly, the three general partners, owns 5,503,548 Shares. These Shares are included in the total Shares and the percentage of class for each of them. Messrs. Roth, Mandelbaum and Wight share voting power and investment power with respect to these Shares.

(6)
Includes 3,114,602 Shares and 795,082 Units owned by a limited liability company that is managed and controlled by Mr. Roth and which interests are held by Mr. Roth and his spouse. Also includes 3,873 Shares owned by the Daryl and Steven Roth Foundation over which Mr. Roth holds sole voting power and sole investment power. Does not include 37,299 Shares owned by Mr. Roth’s spouse, as to which Mr. Roth disclaims any beneficial interest.

(7)
The number of Shares and Units (but not the number of Shares alone) beneficially owned by the following persons also includes the number of vested and redeemable restricted units (as described below) as indicated: Steven Roth—336,173; David M. Mandelbaum—30,519; Russell B. Wight, Jr.—30,519; Michael D. Fascitelli—26,181; Michael J. Franco—211,526; Haim Chera—237,016; Glen J. Weiss—55,946; Daniel R. Tisch—30,233; Barry S. Langer—36,914; Candace K. Beinecke—33,060; William W. Helman IV—20,677; Mandakini Puri—23,609; Beatrice Hamza Bassey—20,044; Raymond J. McGuire—12,548 and all Trustees and executive officers as a group—1,104,965. The number of Shares or Units beneficially owned by the following persons does not include the number of unvested or unredeemable restricted units as indicated: Steven Roth—421,635; Michael J. Franco—194,233; Haim Chera—187,371; Glen J. Weiss—160,463; Barry S. Langer—143,730 and all Trustees and executive officers as a group—1,107,432. The number of Shares or Units beneficially owned by the following persons does not include the number of unearned and unvested Outperformance Plan Units (“OPP Units”) as indicated: Steven Roth—809,382; Michael J. Franco—220,211; Haim Chera—64,858; Barry S. Langer—178,535; Glen J. Weiss—178,535; and all Trustees and executive officers as a group—1,451,521. The number of Shares or Units beneficially owned by the following persons does not include the number of unearned and unvested Long-Term Performance Plan Units (“LTPP Units”) as indicated: Steven Roth—473,865; Michael J. Franco—138,429; Haim Chera—44,201; Barry S. Langer—111,282; Glen J. Weiss—128,331; and all Trustees and executive officers as a group—896,108.

(8)
The address of each of such person(s) is c/o Vornado Realty Trust, 888 Seventh Avenue, New York, New York 10019.

(9)
Of these Shares, 2,909,252 are held in a partnership of which the general partner is Mr. Mandelbaum and the limited partners are Mr. Mandelbaum and trusts for the benefit of Mr. Mandelbaum and his issue. In addition, 122,002 of these Shares are held in trusts for the benefit of Mr. Mandelbaum’s grandchildren.

(10)
Includes 31,907 Shares owned by the Wight Foundation, over which Mr. Wight holds sole voting power and sole investment power. Does not include 20,575 Shares owned by the spouse and children of Mr. Wight as to which Mr. Wight disclaims any beneficial interest.

(11)
The number of Shares beneficially owned by Mr. Fascitelli includes 175,878 Shares held in a limited liability company.

(12)
50,000 of these Shares are held through a foundation. Mr. Tisch maintains the right to control the vote and disposition of these Shares but disclaims any pecuniary interest therein.

(13)
According to an amendment to Schedule 13G filed on February 9, 2023.

(14)
According to an amendment to Schedule 13G filed on February 9, 2023.

(15)
According to an amendment to Schedule 13G filed on January 28, 2021

(16)
According to an amendment to Schedule 13G filed on January 31, 2023.

(17)
According to a Schedule 13G filed on February 10, 2023.

(18)
According to a Schedule 13G filed on February 14, 2023.

28	VORNADO REALTY TRUST
2023 Proxy Statement
Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act requires our Trustees and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership of, and transactions in, certain classes of our equity securities with the SEC. Such Trustees, executive officers and 10% shareholders are also required to furnish us with copies of all Section 16(a) reports they file.
Based solely on a review of the Forms 3, 4 and 5, and any amendments thereto, furnished to us, and on written representations from certain reporting persons, we believe that there were no filing deficiencies under Section 16(a) by our Trustees, executive officers and 10% shareholders in the year ended December 31, 2022 (or in 2023, prior to the mailing of this proxy statement).

VORNADO REALTY TRUST	29
2023 PROXY STATEMENT
COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary
Key Compensation Highlights
Shareholder Engagement and Board Responsiveness
✓
Robust shareholder engagement, with participation by our Lead Independent Trustee, seeking input on our executive compensation program

✓
Continued in-depth review of our compensation program, led by the Compensation Committee, with input from shareholders and our independent compensation consultant

Changes for 2022/2023
✓
Implemented changes to our 2022 and 2023 executive compensation program, including adopting a new LTPP commencing in 2022 that incorporates operational and ESG metrics

Substantial Performance-Based and At-Risk Components
✓
Pay-for-performance philosophy, including 81% of CEO’s and 40% of other NEOs’ compensation in the form of equity with actual value tied to Vornado’s Share price performance

✓
Significant portion of long-term compensation in the form of performance-based equity that requires the achievement of significant performance hurdles to have any value

✓
Total Realized Compensation outcomes demonstrate the strong pay-for-performance alignment within our program

✓
Our annual bonus plan has a formula-driven cap

✓
Metrics in our compensation program continue to align with important metrics that drive value creation: FFO, Total Shareholder Return (“TSR”) and Greenhouse Emission Reductions

Shareholder-Friendly Compensation Programs
✓
CEO required to hold equity having a value of at least 6x salary and other NEOs must hold equity with a value of at least 3x salary

✓
Maintain a cap on annual incentive compensation payouts

✓
Double-trigger equity acceleration upon a change of control

✓
No excessive retirement benefits or retirement plan (other than a 401(k))

✓
No excessive perquisites or benefits

✓
Anti-hedging and anti-pledging policies; our anti-hedging policy applies to Trustees and executive officers and covers hedging their ownership in Shares, including by trading in options, puts, calls, or other derivative instruments related to Shares

✓
No tax gross-ups

✓
No dividends or other distributions on unearned equity awards that are subject to performance conditions that have not been achieved (other than limited distributions on Operating Partnership awards for tax purposes)

Approach of this Compensation Discussion and Analysis
This Compensation Discussion and Analysis, or “CD&A,” describes our executive compensation program for 2022, including certain elements of our 2023 program and the executive compensation philosophy used by our Compensation Committee to make decisions.

30	VORNADO REALTY TRUST
2023 PROXY STATEMENT
We use our program to attract, retain and appropriately reward our senior executive team. This CD&A explains how the Compensation Committee made 2022 compensation decisions for the following five named executive officers (the “Named Executive Officers” or “NEOs”):
•
Steven Roth, Chairman and Chief Executive Officer (our “CEO”);

•
Michael J. Franco, President and Chief Financial Officer;

•
Haim Chera, Executive Vice President—Head of Retail;

•
Barry S. Langer, Executive Vice President—Development and Co-Head of Real Estate; and

•
Glen J. Weiss, Executive Vice President—Office Leasing and Co-Head of Real Estate.

These five individuals, together with, for 2022, Mr. Thomas J. Sanelli, comprise our senior management team and are referred to in this Proxy Statement as the “Senior Executives”. Under SEC rules and regulations, the “Summary Compensation Table” must report the salary paid and cash bonus earned during that year. That table also requires all equity-based awards to be reported in the year granted, even if that year is different than the year for which a grant applies. We grant annual incentive equity retrospectively—in the first quarter of a new year for the actual performance in the most recently completed year. To more accurately present our compensation information in line with how we make decisions about compensation (as described in more detail under “—Comparison of 2020-2022 Total Direct/Realizable Compensation”), the following discusses both the salary and bonus paid for a year and the equity granted in the following year for that year. We also present (under “—Total Realized Compensation Table”), the actual compensation received for 2022, 2021, and 2020. We believe Total Realized Compensation is helpful in evaluating the effectiveness of the pay-for-performance alignment of our compensation program.
Shareholder Engagement and Board Responsiveness
At our 2022 Annual Meeting of Shareholders, our say-on-pay proposal received the support of the holders of over 70% of Shares that voted at the meeting. While we were pleased that over two-thirds of our shareholders voted in favor of the say-on-pay proposal, our goal is to increase the percentage of our shareholders voting in favor of our say-on-pay proposal and accordingly we engaged in an extensive shareholder outreach program. Since our 2022 annual meeting, we reached out to shareholders representing more than 60% of our outstanding Shares (as of December 31, 2022) and spoke with shareholders representing more than 40% of our outstanding Shares. Our Lead Independent Trustee participated in conversations with several of these largest shareholders.
In addition to our ESG-focused engagements and discussions in the ordinary course of business, we engaged directly with our investors in various forums including at the Citi 2022 Global Property CEO and NAREIT REITworld conferences.
Based on feedback received from shareholders since the 2022 annual meeting and in recognition of the increased importance of ESG matters, we:
•
Incorporated ESG metrics in our 2023 LTPP, as described below;

•
Maintained our high percentage of equity compensation and performance-based awards relative to total compensation for senior management, to continue to align pay with performance; and

•
Disclosed in this CD&A the structure of the Annual Incentive Plan and explained how bonus amounts for NEOs were determined.

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2023 PROXY STATEMENT
Feedback Theme	Specific Topics	Stockholder Feedback (“What We Heard”)	Action (“What We Did”)
Executive Compensation	2022 Vote Discussion	Shareholders who voted against Say-on-Pay in 2022 consistently indicated that a reason they did so was because they disagreed with the discretionary elements in our Annual Incentive Plan program.
The Compensation Committee demonstrated its rigorous evaluation of each Senior Executive in determining the Annual Incentive Plan payouts by authorizing aggregate 2022 cash bonus payments of $7.9 million, out of the $11.4 million available in the 2022 Annual Incentive Plan, despite double-digit growth in FFO per share, as adjusted, and the highly competitive job market.

	Overall Compensation Philosophy	Shareholders support the overall quantum of pay to our NEOs and our pay-for-performance compensation structure that aligns shareholder returns with executives’ realized compensation.	The Compensation Committee has continued its emphasis on equity compensation, including with our 2023 Long Term Performance Plan (“LTPP”) and other time-vesting equity grants.
ESG	Board and Committee Refreshment	Shareholders strongly supported our board refreshment program, including the appointment of Raymond J. McGuire to our Board in 2022, and requested further board refreshment and committee rotation.
Our Board remains focused on board refreshment over time and continued updating the composition of Board committees by adding Ms. Hamza Bassey to the Audit Committee in 2022 and Mr. McGuire to the Compensation Committee in 2023.

	ESG Disclosure	Shareholders praised our ESG report and noted that Vornado is an industry leader in sustainability and ESG disclosure.
In 2023, we continued to furnish our ESG report to the SEC on a Form 8-K, and the ESG report includes disclosures in accordance with SASB’s Real Estate Sustainability Accounting Standards and the Science-Based Target Initiative.

	ESG Metrics in Executive Compensation Program	Shareholders supported the incorporation of ESG metrics in our 2022 LTPP.	Our Compensation Committee included ESG metrics in our 2023 LTPP, generally raising the required achievement levels.

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2023 PROXY STATEMENT
Total Direct/Realizable and Total Realized Compensation are calculated as described in this Compensation Discussion and Analysis section of the Proxy Statement.
2022 Business Highlights
During 2022, we made significant progress executing on our goals and positioning Vornado for future growth, accomplishing the following strategic initiatives:
•
We continued the redevelopment of the PENN District, positioning our Company to capitalize on the enormous opportunity we have on the West Side of Manhattan, including:

◦
Neared completion of the redevelopment of PENN 1 (2.5 million square feet) and opened the 33rd Street lobby.

◦
Topped out the new Bustle and made significant construction progress at PENN 2 (1.8 million square feet as expanded), on top of Penn Station, New York’s main transportation hub—the largest rail hub in North America.

◦
Continued leasing retail space at the newly expanded Long Island Rail Road Concourse.

◦
Progressed with the demolition of Hotel Pennsylvania, with plans to develop a premier office tower on the site.

•
Company-wide, we leased over 1.5 million square feet in 2022.

•
Refinanced over $1 billion of mortgage loans in 2022 and extended our $1.25 billion unsecured revolving credit facility and $800 million unsecured term loan.

•
Hedged our floating rate interest rate exposure by entering into $2.0 billion of interest rate swap arrangements and extending a $500 million interest rate swap arrangement.

•
Sold several noncore office and retail properties for aggregate sales price of approximately $380 million.

•
Sustainability—In 2022, we (i) were selected as a global “Sector Leader” for Diversified Office/Retail REITs in the Global Real Estate Sustainability Benchmark (“GRESB”), ranking first in the United States amongst peers and ranking third among 112 responding listed companies within the Americas, and received the “Green Star” distinction for the tenth consecutive year and GRESB’s five star rating, (ii) received the Leader in the Light Award by the National Association for Real Estate Investment Trusts (NAREIT) for diversified REITs for the twelfth time, and (iii) were recognized as an EPA ENERGY STAR Partner of the Year with the distinction of having demonstrated eight years of sustained excellence. We continue to prioritize addressing climate change with our Vision 2030 plan to make our buildings carbon neutral by 2030. Our commitment to carbon neutrality and associated emissions reduction targets have been approved by the Science Based Targets Initiative as consistent with a 1.5°C climate scenario, the most ambitious goal of the Paris Agreement.

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2023 PROXY STATEMENT
Executive Compensation Philosophy
Our compensation program is based on a pay-for-performance philosophy and is designed to incentivize executives to achieve financial and strategic goals that are aligned with the Company’s long-term business strategy and the creation of sustained, long-term value for our shareholders.
The objectives of the program include:
RETAIN a highly experienced, “best-in-class” team of executives who have worked together as a team for a long period of time and who make major contributions to our success.
ATTRACT other highly qualified executives to strengthen that team as needed.
MOTIVATE our executives to contribute to the achievement of company-wide and business-unit goals as well as to pursue individual goals.
EMPHASIZE equity-based incentives with long-term performance measurement periods and vesting conditions.
ALIGN the interests of executives with shareholders by linking payouts under annual incentives to performance measures that promote the creation of long-term shareholder value.
ACHIEVE an appropriate balance between risk and reward in our compensation programs that does not encourage excessive or inappropriate risk-taking.
The following shows the 2022 pay mix for our CEO. 81% of his Total Direct/Realizable 2022 Compensation is variable and subject to Company performance.
The following graphic summarizes the performance periods and outcomes for our recent performance-based equity grants. The performance hurdles for the Outperformance Plan (“OPP”) awards granted in each of 2015, 2016, 2017, 2018 and 2020 and the Performance Conditioned Appreciation-Only LTIP awards granted in 2019 did not meet the applicable performance condition and accordingly each of those awards were forfeited in their entirety.

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Our Performance Conditioned AO LTIP Units granted in 2019 included a performance condition requiring that our Share price close 10% above the strike price of $62.62 for 20 consecutive trading days before January 14, 2023. The performance condition was not met and consequently the units were forfeited.
Our 2020 OPP Plan provided participants the opportunity to earn equity awards if Vornado achieved certain absolute total shareholder returns and/or outperformed a benchmark weighted index consisting of other office and retail real estate companies. As of March 30, 2023, the end of the 2020 OPP measurement period, Vornado’s total shareholder return over the measurement period was -52.08% compared to a -8.60% return for the benchmark weighted index during such period and accordingly all awards under the 2020 OPP Plan were forfeited in their entirety.
Compensation Components
Our Named Executive Officers’ compensation currently has three primary components:
•
annual base salary, which includes cash payments and/or equity in lieu thereof;

•
annual incentive award, which includes cash payments and/or equity in lieu thereof; and

•
long-term equity incentive, which includes restricted units and long-term incentive performance awards.

The overall compensation levels and allocation among these components are determined annually by our Compensation Committee considering the Company’s performance during the year and a review of the competitive market for executive talent. Historically, most of the total compensation for our CEO has been in long-term equity awards. These longer-term, equity-based awards reflect the Compensation Committee’s desire to directly align management and shareholder interests and to provide incentives to successfully implement our long-term strategic objectives.

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2023 PROXY STATEMENT
The compensation program for our Senior Executives is described in the table below.
PAY ELEMENT	COMPENSATION TYPE	OBJECTIVE AND KEY FEATURES
Base Salary	Cash
Objective: To provide appropriate fixed compensation that will promote executive retention and recruitment.
Key Features/Actions:
•
Fixed Compensation

•
No more than $1,000,000 in salary

•
No increases to NEO base salaries since 2018 and no increases to CEO base salary in over 20 years

Annual Incentive Awards	Short-Term Variable Incentive Cash and/or Restricted Equity
Objective: To reward the achievement of financial and operating objectives based on the Compensation Committee’s quantitative and qualitative assessment of the executive’s contributions. All or a portion of earned annual awards may be in restricted units to further align executive’s interests with shareholders.
Key Features/Actions:
•
Variable, short-term compensation awards

•
Aggregate pool only funded upon the achievement of a threshold level of FFO, as adjusted, a key operating metric in the REIT industry

•
Aggregate pool capped at 1.75% of FFO, as adjusted

•
Allocated based on objective and subjective Company, business unit and individual performance

•
Committee can decide to pay out less than the full amount of the funded pool and aggregate 2022 annual incentive awards to Senior Executives was only 1.21% of FFO, as adjusted

Annual Restricted Equity Grants	Long-Term Variable Incentive Equity
Objective: To align executive and shareholder interests, promote retention with multi-year vesting and provide stable long-term compensation.
Key Features/Actions:
•
Aligns executive and shareholder interests

•
Vest ratably over four years

•
Subject to a two-year holding period (regardless of vesting) and a “book-up” event (typically an increase in Share price) to have value

Long-Term Performance Plan (Awarded in 2022 for 2021 performance and in 2023 for 2022 performance)	Long-Term Variable Incentive At-Risk Equity
Objective: To enhance the pay-for-performance structure and shareholder alignment, while motivating and rewarding senior management for earnings growth and progress on ESG matters as well as for sustained TSR performance based on rigorous operational, absolute and relative hurdles.
Key Features/Actions of LTPPs:
•
Performance-based equity award that can be earned based on (i) achievement of certain operational measures (50%) and (ii) relative TSR (50%), in each case with an applicable absolute modifier

•
Only provides value to our executives upon the creation of meaningful shareholder value above specified hurdles over applicable performance periods

•
Operational measures of FFO per share, as adjusted, and ESG metrics measuring greenhouse emissions reductions, GRESB score and LEED achievements

•
50% of the earned payouts vest three years following grant and the remaining 50% vest four years following grant. Earned payouts are also subject to an additional one-year holding period following vesting, or in the case of our CEO, a three-year holding period

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2023 PROXY STATEMENT
Pay Mix
We believe that the executive team’s compensation should be tied to Company goals. 81% of the Chief Executive Officer’s 2022 compensation and 40% of the other NEOs’ 2022 compensation is tied to performance. Approximately 37% of our Chief Executive Officer’s 2022 compensation and 20% of the other NEOs’ 2022 compensation is dependent on the achievement of objective performance criteria. The charts below reflect the pay mix of our CEO and other NEOs, based on their 2022 Total Direct/Realizable Compensation.
How Pay Aligns with Performance
2022 Performance Metrics Considered
For 2022 compensation, among the subjective and objective factors considered were the increases in the Company’s results during the year (NOI at share and FFO, as adjusted, among other financial results), leasing volume, development progress, financing activities, progress on ESG goals, and the factors mentioned below. “NOI” (or Net Operating Income) means total revenues less operating expenses including our share of partially owned entities. “FFO” means funds from operations as defined by NAREIT. “FFO, as adjusted,” means FFO as adjusted to exclude non-comparable gains and losses, impairments and non-real estate related items. Each of these metrics are presented in our regular annual and quarterly reports with reconciliations to the most comparable metric presented in accordance with GAAP. Although they are non-GAAP metrics, we use them in making compensation decisions because they facilitate meaningful comparisons in operating performance between periods and among our peers. TSR means our total shareholder return (including dividends) for a given period.
Key Year-Over-Year Comparisons
Our TSR for 2022 was negative 46.7% while that of our NY REIT Peers (comprised of Empire State Realty Trust, Paramount Group, Inc. and SL Green Realty Corp.) was negative 40.0% and that of the FTSE NAREIT Office Index was negative 37.6%. As shown in the “Total Realized Compensation Table,” in 2022, our CEO’s Total Realized Compensation was 63% of his Total Direct/Realizable Compensation reflecting alignment with our actual Share performance. The average of our other NEOs’ Total Realized Compensation was 80% of the average of their Total Direct/Realizable Compensation.
Key Considerations
We operate in a highly competitive commercial real estate industry where we actively compete for business opportunities and executive talent. In determining compensation levels for 2022, our Compensation Committee did not attribute a numeric weight to any one factor, but sought to find a balance among (i) appropriately recognizing the significant operational and financial achievements during the year, (ii) maintaining total compensation levels in line with the highly competitive market for executive talent and at a level adequate to address our recruitment and retention needs and (iii) maintaining a balanced program to foster alignment of management and shareholder interests consistent with evolving market “best practices” as well as views of our shareholders.

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2023 PROXY STATEMENT
How We Determine Executive Compensation
Our Compensation Committee, comprised solely of independent Trustees, determines compensation for our Named Executive Officers and other senior executives. Our Compensation Committee exercises independent judgment on executive compensation and administers our equity incentive programs, including reviewing and approving equity grants under our Omnibus Share Plan (as may be, or has been amended, the “Omnibus Plan”). Our Compensation Committee operates under a written charter adopted by the Board, which is available on our website (www.vno.com/governance/committee-charters).
We make our compensation decisions in the first quarter of a year. These decisions cover the prior year’s performance and contributions. In addition, in the first quarter of a fiscal year, we establish that year’s performance threshold for our short-term annual incentive program and in the first quarter of 2023 we also established the metrics and applicable threshold, targets and maximum levels for our 2023 LTPP.
Our compensation decisions are based primarily upon our assessment of each executive’s leadership, operational performance and potential to enhance long-term shareholder value. For our CEO, this assessment is made by the Compensation Committee. For our other Named Executive Officers, this assessment is initially made by our CEO subject to the review and approval of the Compensation Committee. Our annual, short-term incentive program provides for a minimum performance threshold for, and a cap on, a bonus pool for annual incentive awards to our Senior Executives. Key factors we consider when making compensation decisions include: actual performance compared to the financial, operational and strategic goals established for the Company or the executive’s operating division; the nature, scope and level of responsibilities; contribution to the Company’s financial and operational results, particularly on metrics such as NOI at share, FFO, FFO, as adjusted, TSR and leasing activity for the year; contribution to the Company’s ESG efforts, including progress on our Vision 2030 Plan and other ESG goals; contribution to our substantial ongoing development projects; financing and investment activities; capital allocation; and contribution to the Company’s commitment to corporate responsibility, including success in creating a culture of unyielding integrity and compliance with applicable laws and our ethics policies. These factors may be considered on an absolute and/or relative basis with respect to other companies or indices.
In determining individual pay levels, we also consider each executive’s historical compensation, the appropriate balance between incentives for long-term and short-term performance and the compensation paid to the executive’s peers within the Company. We also consider competitive market compensation paid by other companies that operate in our business or that compete for the same talent pool, such as other REITs, other real estate companies operating in our core markets and, in some cases, private equity firms, investment banking firms and hedge funds. However, we do not formulaically tie our compensation decisions to any particular range or level of total compensation paid to executives at these companies. Furthermore, we consider the actual Total Realized Compensation historically received by our management in determining whether our compensation program meets our goals of alignment with shareholder interests.
In addition, we encourage alignment with shareholders through equity-based compensation. We apportion incentive awards in order to provide the appropriate incentives to meet our compensation objectives both individually and in the aggregate for executives and other employees. Typically, our CEO receives a higher proportion of his compensation in equity than other Named Executive Officers who, in turn, receive a higher proportion in equity than our other employees. We regularly review our compensation program to determine whether we have given the proper incentives to our Named Executive Officers to deliver superior performance on a cost-effective basis and for them to continue their careers with us.
Role of the Corporate Governance and Nominating Committee, Compensation Committee, and CEO
The Corporate Governance and Nominating Committee is responsible for evaluating potential candidates for Chairman and CEO, and for overseeing executive succession plans. The Compensation Committee (1) reviews and approves the compensation of our executive officers and other employees whose total cash compensation exceeds $200,000 per year, (2) oversees the administration and implementation of our incentive compensation and other equity-based awards, and (3) regularly evaluates the effectiveness of our overall executive compensation program.
The Compensation Committee oversees the compensation program for our CEO and our other Named Executive Officers. The Compensation Committee evaluates CEO performance and sets his compensation. Our CEO and the Compensation Committee together assess the performance of other senior executives and our Compensation

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2023 PROXY STATEMENT
Committee determines their compensation, based on the initial recommendations of our CEO. The other NEOs do not play a role in determining their own compensation, other than discussing individual performance objectives with our CEO.
In support of these responsibilities, members of our senior executive team, along with other senior executives, have the initial responsibility of reviewing the performance of the employees reporting to them and recommending compensation for those employees.
Role of Compensation Consultants
The Compensation Committee has engaged the services of FTI Consulting, Inc. (“FTI Consulting”), as a compensation consultant, including for 2022 compensation. The Compensation Committee assessed the independence of FTI Consulting in accordance with the NYSE listing standards and concluded that no conflict of interest existed that would prevent FTI Consulting from independently advising the Compensation Committee. Prior to such engagement, FTI Consulting provided services to the Company, assisting with gathering and presenting third-party data used in determining industry- or market-specific results. Our Compensation Committee is authorized by the Board to set FTI Consulting’s compensation and to replace FTI Consulting as its independent outside compensation consultant or hire additional consultants at any time.
For 2022 compensation decisions, at the request of the Compensation Committee, FTI Consulting reviewed the Company’s 2021 peer group and assessed the industries, geographies, market capitalization, revenues, among other factors, of the peer group relative to the Company and recommended removing two of the largest companies, by market capitalization, that were in the 2021 peer group. Following FTI Consulting’s recommendation, the Compensation Committee adopted the following peer group for 2022.
Our Compensation Committee has elected to use the foregoing executive compensation peer group, because the competitive landscape in which we compete for investment capital and executive talent is comprised of other publicly-traded REITs as well as real estate operating companies. Additionally, as many of our competitors in the markets in which we operate, particularly with respect to our New York division, are private equity and investment management firms not structured as REITs and private entities such as real estate opportunity funds, sovereign wealth funds and pension funds, among others, our Compensation Committee, from time to time, has also considered compensation levels and trends among our non-public competitors as obtained from surveys and other proprietary data sources.
Consistent with prior years, the Compensation Committee reviewed and discussed the analyses prepared by FTI Consulting and determined that the analyses were useful in indicating that the compensation opportunities awarded to executive officers are in line with the prevailing competitive market. Furthermore, Total Realized Compensation metrics align with the performance of the Company and the shareholder value created.
Analysis of Risk Associated with Our Executive Compensation Program
Our Compensation Committee has discussed risk as it relates to our executive compensation program and the Compensation Committee does not believe our program encourages excessive or inappropriate risk-taking for the reasons stated below.
We structure our pay to consist of both fixed and variable compensation. The fixed portion (base salary) of compensation is designed to provide a base level of income regardless of our financial or Share price performance.

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2023 PROXY STATEMENT
The variable elements of compensation encourage and reward both short- and long-term corporate performance. For short-term performance, annual incentives are based on the formulaic thresholds of our annual incentive pool and assessments of performance during the prior year. For long-term performance, awards generally vest over three, four or five years. Awards of LTPP Units, OPP Units, Performance Conditioned AO LTIP Units, AO LTIP Units or options have value only if our Share price increases over time (and, in the case of LTPP Units, if we meet specified operational goals). Awards of restricted units can be redeemed for Shares only if our Share price increases over time. Awards of restricted units require a two-year holding period (regardless of vesting). For LTPP and OPP awards, we require our Named Executive Officers to hold the equity received on earned and vested awards for one additional year after they have vested (or three years, in the case of our CEO). We and our Compensation Committee also believe that the mix of formulaic criteria and a non-formulaic evaluation of historic performance provides an incentive for our executives to produce superior performance without the distorting effects of providing a pre-determinable compensation award based on the performance of only one division or business unit or upon other results that may not result in long-term value creation.
As demonstrated above, our executive compensation program is structured to achieve its objectives by (i) providing incentives to manage the Company for the long-term, (ii) avoiding disproportionately large, short-term incentives that could encourage the taking of excessive risks or sacrificing long-term value, (iii) requiring our executives to maintain a significant investment in the Company and (iv) evaluating annually an array of performance criteria rather than focusing on a singular metric that may encourage unnecessary risk-taking. This combination of factors encourages our executives to manage the Company prudently.
Elements of Our Compensation Program
Annual Base Salary
Base salaries are established based on the scope of responsibilities, taking into account the compensation paid by other companies as well as salaries of peers within the Company. Consistent with our pay-for-performance philosophy, annual base salary is a relatively low percentage of total compensation. Excluding temporary salary reductions implemented during 2020 due to the impact of the COVID-19 pandemic on our business, there were no increases in our Named Executive Officers’ base salary levels for 2022 and there have not been any increases in our Chief Executive Officer’s base salary in over 20 years.
For each of 2022, 2021 and 2020, Mr. Roth elected to receive 80% of his annual base salary in restricted units that vest pro rata over the applicable year.
Annual Incentive Awards
Our Compensation Committee has established a short-term incentive program for the senior management team that formulaically ties a maximum award pool to achieving a level of FFO, as adjusted, of at least 80% of the prior year, or, with respect to the 2023 Annual Incentive Plan, at least 65% of 2022, and set a cap for the aggregate pool of bonuses to the Senior Executives at 1.75% of FFO, as adjusted. The Company believes FFO, as adjusted, is one of the key operating metrics within the REIT industry and a primary driver of long-term TSR performance. We use FFO, as adjusted, as the primary metric for our annual incentive awards rather than total FFO. FFO, as adjusted, excludes the impact of certain non-recurring items, such as gains on the sale of certain property, non-cash impairment losses, income or loss from discontinued operations and sold properties, gains and losses from the early extinguishment of debt and restructuring costs, among others, and thus the Compensation Committee believes it provides a better metric than total FFO for assessing management’s performance. Under our annual compensation program, participants may earn annual cash incentive payments and/or equity awards if and only if FFO, as adjusted, is at least 80% or more (or with respect to the 2023 Annual Incentive Plan, 65% or more) of the prior year’s comparable FFO, as adjusted. Moreover, even if the Company does achieve the stipulated FFO, as adjusted, performance requirement, the Compensation Committee retains the right, consistent with best practices, to elect to reduce or make no payments under the program.
For 2022, the maximum pool available for annual incentive bonuses to Senior Executives was $11.4 million (1.75% of FFO, as adjusted) but nevertheless, due to our relative performance, our Compensation Committee granted a reduced aggregate amount of $7.90 million in aggregate annual bonuses to Senior Executives, equal to 1.21% of FFO, as adjusted.

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As described in more detail below under “—Current Year Compensation Decisions”, individual award allocations are determined by the Compensation Committee based on an assessment of individual and Company performance. Performance criteria used when determining awards include, among others, the following:
•
Leasing performance and occupancy levels;

•
Execution of our development and redevelopment projects;

•
Capital markets performance and maintenance of a strong balance sheet;

•
Acquisitions, dispositions and financing activity;

•
Same store NOI at share;

•
FFO and FFO, as adjusted;

•
Implementation and achievement of goals, including expense control and adherence to budget, and ESG initiatives; and

•
Achievement of business unit and/or departmental objectives.

Any awards under the annual incentive program are payable in cash and/or equity awards, generally in the first quarter of each year for the prior year’s performance.
Long-Term Equity Incentives
Compensation is typically awarded in long-term equity issued under our Omnibus Plan through performance-based awards, such as our LTPP Units (awarded in 2022 for 2021 performance), OPP Units (awarded in 2021 and 2020 for 2020 and 2019 performance, respectively) or Performance Conditioned AO LTIP Units (awarded in 2019 for 2018 performance), and grants of time-based restricted units. Equity awards link compensation directly to the performance of our Share price. We believe this encourages our NEOs to make business decisions with an ownership mentality. Our NEOs were awarded LTPP Units and time-based restricted units on an approximately 50/50 basis for 2022 performance. Other employees received awards of time-based restricted units for 2022 performance. There were no Performance Conditioned AO LTIP Units granted for 2020, 2021 or 2022 performance. Our LTPP program was developed with the input of FTI Consulting (the Compensation Committee’s compensation consultant).
Description of Awards:
2022 LTPP
In January 2022 we granted LTPP Units to our Senior Executives with respect to 2021 performance. 50% of the LTPP Units may be earned based on our relative TSR performance over a three-year period ending in January 2025 and 50% may be earned based on the achievement of specified operating/ESG performance measures over a one-year period ending December 31, 2022, in each case with further modifiers based on the Company’s absolute TSR over a three-year period.
The relative TSR portion of the LTPP is equally bifurcated based on our performance relative to (1) the Dow Jones U.S. Real Estate Office Index (“DJ Office Index”) and (2) a custom Northeast Peer Group index comprised of six other companies with office real estate portfolios concentrated in the Northeast United States. We included this Northeast Peer Group index in order to more closely link a portion of the LTPP to our TSR performance relative to companies that are most comparable to us and that operate in similar markets.
Vesting of the LTPP units is generally subject to continued employment with us, and satisfaction of the performance hurdles.
The following tables describe the structure of the 2022 LTPP granted to our Senior Executives for 2021 performance, with payouts between performance levels subject to straight-line interpolation. As of December 31, 2022, based on our one-year TSR relative to the DJ Office Index and the Northeast Peer Group index, our performance would have placed us in the 39th Percentile and 36th Percentile, respectively.

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2023 PROXY STATEMENT
Dow Jones U.S. Real Estate Office Index Relative TSR Component (25% of Total Award)
Level	Percentage of Target Amount Earned	Relative TSR (Three Years)
Threshold	50%	25th percentile of DJ Office Index companies
Target	100%	50th percentile of DJ Office Index companies
Maximum	200%	75th percentile or greater of DJ Office Index companies
Northeast Peer Group Relative TSR Component (25% of Total Award)(1)
Level	Percentage of Target Amount Earned	Relative TSR (Three Years)
Threshold	50%	33rd percentile of Northeast Peer Group companies
Target	100%	50th percentile of Northeast Peer Group companies
Maximum	200%	66th percentile or greater of Northeast Peer Group companies

(1)
The Northeast Peer Group index is comprised of the following companies: Boston Properties, Inc., Brandywine Realty Trust, Empire State Realty Trust, JBG Smith, Paramount Group, Inc. and SL Green Realty Corp.

Operational Performance Component (50% of Total Award)
The operational component of our annual performance-based equity awards measures our performance against four objective criteria over a one-year performance period, which remain subject to an absolute TSR modifier based on our absolute TSR performance over a three-year performance period, as described below. The FFO per share, as adjusted, target was set in January 2022 based on our internal budget forecast for 2022 performance and the ESG targets were set in consultation with our senior management and sustainability team. The following table lists the four performance criteria, the applicable weightings and targets and actual 2022 performance in each of these categories.
Absolute Modifiers
Awards under the Relative TSR Component of the 2022 LTPP are subject to reduction (but not increase) if the Company’s aggregate three-year TSR is less than 12%, with a maximum reduction of 30% of units that would otherwise be earned under the Relative TSR Component if the Company’s TSR is negative over the three-year

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measurement period. As of December 31, 2022, our one-year absolute TSR performance would have resulted in the maximum 30% downward reduction.
Awards under the Operational Performance Component of the 2022 LTPP are subject to reduction (but not increase) if the Company’s aggregate three-year TSR is less than 21%, with a maximum reduction of 30% of LTPP Units that would otherwise be earned under the Operational Performance Component if the Company’s TSR is negative over the three-year measurement period. As of December 31, 2022, our one-year absolute TSR performance would have resulted in the maximum 30% downward reduction.
2023 LTPP
In January 2023 we granted LTPP Units to our Senior Executives with respect to 2022 performance. The structure of the 2023 LTPP is substantially similar to the 2022 LTPP described above, with the same relative performance metrics and modifiers and substantially similar operational performance condition categories, but updated threshold, target and maximum levels in the operational performance component based on the Company’s applicable 2023 expectations and budget projections.
2023 LTPP Grant Amounts
The tables below indicate the amount of 2023 LTPP Units granted to each of our NEOs and their target amount Grant Date Fair Values.
	Operational Units			DJ Office Index Relative Units			Northeast Peer Relative Units
Executive	Threshold	Target	Maximum	Threshold	Target	Maximum	Threshold	Target	Maximum
Steven Roth	39,997	79,993	159,987	19,998	39,997	79,993	19,998	39,997	79,993
Michael J. Franco	12,121	24,241	48,482	6,060	12,121	24,241	6,060	12,121	24,241
Haim Chera	3,869	7,737	15,475	1,934	3,869	7,737	1,934	3,869	7,737
Barry S. Langer	9,742	19,485	38,970	4,871	9,742	19,485	4,871	9,742	19,485
Glen J. Weiss	11,232	22,465	44,929	5,616	11,232	22,465	5,616	11,232	22,465
Executive	2023 LTPP Total Target Award
Steven Roth	$3,390,183
Michael J. Franco	$1,057,574
Haim Chera	$337,546
Barry S. Langer	$850,082
Glen J. Weiss	$980,092
Post-Vesting Holding Period
If the designated performance objectives are achieved, awards earned under the LTPPs will vest 50% on the third anniversary of the grant date and 50% on the fourth anniversary of the grant date. The Chief Executive Officer is required to hold any earned and vested awards for three years following each such vesting date and all other award recipients are required to hold such awards for one year following each such vesting date. Dividends on awards granted under the LTPPs accrue during the applicable performance period and are paid to participants to the extent that awards are ultimately earned based on the achievement of the designated performance objectives.
In designing our LTPP, we carefully selected performance criteria across important financial and TSR goals and we also incorporated ESG goals, demonstrating the emphasis that the Company places on ESG matters and aligning Senior Executives’ compensation with such priorities. We also included a range of performance periods that, taken together, aim to account for the complexities of operating our business over both the short-term and the long-term.
OPP Awards
We awarded OPP Units in 2021 for 2020 performance and in 2020 for 2019 performance. These awards were granted to the Senior Executives and certain other members of our management team. The 2021 OPP awards

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are earned over a four-year period, and, if earned, vest 50% in 2025, at the end of the four-year period, and 50% in 2026. The awards provide for immediate cancellation if the executive voluntarily leaves or is terminated for cause (and, in either case, such person is no longer providing services to the Company, excluding certain outstanding awards held by retirement eligible executives over the age of 65). Furthermore, we require our Senior Executives to hold earned and vested awards for one additional year after they have vested.
Our OPP is designed to provide compensation in a “pay-for-performance” structure. OPP Unit awards are a class of units of the Company’s Operating Partnership, Vornado Realty L.P. If the specific performance objectives of the OPP are achieved, earned OPP Units become convertible into Class A common units of the Operating Partnership (and ultimately into Shares) following vesting, and their value fluctuates with changes in the value of our Shares. If the performance objectives are not met, the OPP Units are cancelled. Generally, unvested OPP Units are forfeited if the executive leaves the Company. OPP Units are intended to also provide recipients with more favorable income tax attributes than grants of Shares. Under our 2021 OPP, participants have the opportunity to earn compensation payable in equity if we outperform a predetermined TSR and/or outperform the market on relative TSR over a four-year performance period measured at the end of the fourth year. Awards under our 2021 OPP may be earned if the Company (i) achieves a TSR above that of an industry index or indices over a four-year period (the “Relative Component”), and/or (ii) achieves a TSR level greater than 28% (over the four-year performance period) (the “Absolute Component”). For the 2021 OPP Plan (awarded for 2020 performance), we used a combination of the SNL Office Index (80%) and the SNL Retail Index (20%) for the Relative Component. To the extent awards would be earned under the Absolute Component, but the Company underperforms the Index by more than a specified margin, awards earned under the Absolute Component would be reduced based on the degree to which the Company underperforms the Index with the maximum payout being 50% under the Absolute Component. If the Company outperforms the Index, but awards would not otherwise be earned under the Absolute Component, awards may still be earned under the Relative Component. Moreover, to the extent awards would otherwise be earned under the Relative Component but the Company fails to achieve at least a 2% per annum absolute TSR level, awards earned under the Relative Component would be reduced. If the TSR is less than 0% the maximum payout is 50% of the total award regardless of relative performance. If the performance objectives are achieved, 50% of the OPP Units underlying a given award remain subject to time-based vesting for one additional year. This creates a five-year retention period (plus the additional one-year holding period for Executives) for participants. Holders will continue to bear the same Share price and total return risk as our shareholders and have the same “book-up” requirements as apply to restricted units and which are described below. Dividend payments on OPP Units accrue during the performance period and are paid to participants if awards are ultimately earned.
Following discontinuance of the SNL Office Index and SNL Retail Index in August 2021, the Compensation Committee determined that the Company should continue calculating the relative components of the 2021 OPP based on the index constituents that were part of such indices at the discontinuance date, with quarterly re-weighting of such constituents.
Restricted Shares and Units
“Restricted shares” are grants of Shares issued under our Omnibus Plan that generally vest in three or four equal annual installments beginning approximately one year after grant. “Restricted units” are grants of limited partnership interests in Vornado Realty L.P. under our Omnibus Plan. These units generally vest in three or four equal annual installments beginning approximately one year after grant and include a two-year holding requirement. Vested restricted units are exchangeable on a one-for-one basis into Vornado Realty L.P.’s Class A common units under certain circumstances, which principally include the requirement that certain tax “book-up” events for Vornado Realty L.P. have occurred whereby sufficient book gain has been specially allocated to the restricted units so that they have the same per unit capital account value as Class A common units. In addition to the limitation on exchangeability, the ability to receive the same liquidation value as Class A common units also is dependent on sufficient amounts of book gain being specially allocated to the restricted units. Book gain is only eligible to be specially allocated to the capital account of a restricted unit on a book-up event to the extent aggregate book gain exceeds aggregate book loss since the issuance of the restricted unit, which generally corresponds to appreciation in the value of the assets of Vornado Realty L.P. during such period. During the restricted period, each restricted share or restricted unit entitles the recipient to receive payments equal to the dividends on one Share.

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Our Compensation Committee believes that restricted units are a key component of our long-term incentive program because they offer recipients a long-term incentive that is similar to restricted shares with more favorable U.S. federal income tax treatment under current law. We believe that the use of restricted units has (i) enhanced our equity-based compensation package overall, (ii) advanced the goal of promoting long-term equity ownership by our management, (iii) not adversely impacted dilution as compared to restricted shares, and (iv) further aligned the interests of our management with the interests of our shareholders.
In light of the significant, adverse impact that the COVID-19 pandemic had on our business and our Share price, and to enhance the retentive effect of certain of our previously granted restricted units, during 2020, our Compensation Committee made a one-time amendment to the “income tax book-up” Share price required to be achieved with respect to certain of our restricted units granted between 2015 and 2020 to 92 of our senior officers and other managers, including our NEOs. The amended “income tax book-up” price was approximately $40 per Share and represents the price per Share that must be achieved for the restricted units to be exchangeable into Class A common units. This change did not result in a repricing of the restricted units, the number of restricted units awarded did not change, the decline in economic value of the units from the date of grant did not change and the one-for-one exchange ratio of the existing restricted units for Class A common units was not altered. Thus, there was no change in the value that an employee would realize upon receiving Shares in exchange for restricted units and therefore no additional dilution to shareholders. Vesting provisions were not modified and NEOs were required to agree to a new two-year holding requirement with respect to their amended restricted units. No amendments were made to the terms of our previously granted AO LTIP Units, OPP awards or Performance Conditioned AO LTIP Units and no amendment to the “income tax book-up” Share price was made in 2021 or thereafter.
Nonqualified Deferred Compensation Plans
We maintain two nonqualified deferred compensation plans, the Vornado Realty Trust Nonqualified Deferred Compensation Plan (“Plan I”) and the Vornado Realty Trust Nonqualified Deferred Compensation Plan II (“Plan II”). Plan I and Plan II are substantially similar, except that Plan II, which applies to deferrals on and after January 1, 2005, is designed to comply with the restrictions of Section 409A of the Internal Revenue Code, as amended.
Employees having annual compensation of at least $200,000 can participate in Plan II, provided they are “accredited investors” under securities laws. Members of our Board are also eligible to participate. To participate, an individual must make an irrevocable election to defer at least $20,000 of compensation (whether cash or equity) per year. Participant deferrals are fully vested. The Company may make discretionary credits on behalf of participants but has not done so to date. Deferrals are credited with the rate of return of specific investments or various “benchmark funds”, some of which are based on the performance of the Company’s securities. Participants may have their deferrals in a “Retirement Account” or a “Fixed Date Account.” Retirement Accounts are generally payable following retirement or termination of employment. Fixed Date Accounts are generally payable at a date that is at least two full calendar years after the year for which deferrals are made. Participants may elect to receive distributions as a lump sum or in the form of annual installments over no more than 10 years. In the event of a change of control of the Company, all accounts become immediately payable in a lump sum. Plan I also permits a participant to withdraw all or a portion of their account at any time, subject to a 10% withdrawal penalty.
Retirement and 401(k) Plans
We offer a 401(k) Retirement Plan to all of our employees in which we provide matching contributions (up to 75% of the statutory maximum but not more than 7.5% of cash compensation) that fully vest after five years of employment. We do not sponsor any other retirement plan. Retirement plans are not a factor in our current compensation determinations.
Perquisites and Other Compensation
We provide select perquisites we believe are reasonable and in line with the competitive market. These perquisites include supplemental life insurance and an allowance for financial counseling and tax preparation services for certain Executives. Additionally, due to the extensive business-related travel requirements, we provide some of our Senior Executives with a car and/or driver. Providing a car and driver allows these executive officers to use their travel time efficiently and productively for business purposes. The amounts disclosed in this proxy statement for car and driver costs include the entire value of the benefit, both business purpose and personal use.

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Equity Ownership Guidelines
To further foster the strong ownership culture among our senior executive team and ensure the continued direct alignment of management and shareholder interests, and consistent with emerging corporate governance trends, we have adopted equity ownership guidelines requiring a minimum ownership level. The equity ownership requirements (Shares and certain securities convertible or redeemable for Shares) for our executives are as follows:
Chairman and CEO	6 times his annual base salary
All Other Executive Officers	3 times their annual base salaries
Executive officers have five years from the date of becoming an executive officer to satisfy the ownership requirement. All of our Named Executive Officers satisfy these guidelines.
We have also adopted equity ownership guidelines for members of our Board. Under the guidelines, all non-employee Trustees are required to maintain a minimum ownership having a value at least five times their annual cash retainers. Non-employee Trustees have five years from the time of initial election to satisfy the guidelines. All non-employee Trustees currently satisfy these guidelines or are expected to satisfy these guidelines.
Comparison of 2020-2022 Total Direct/Realizable Compensation
Each year the “Summary Compensation Table” must report the salary paid during that year, the annual incentive earned for that year and the equity-based, long-term incentive granted during that year, which for us is the long-term incentive award for the prior year’s performance. Because the equity we award in the first quarter of each year is determined based on performance in the prior year, the SEC’s approach differs from the way we think about pay—salary, annual cash incentive and the Fair Value of equity-based pay—earned for any one year. In order to provide our shareholders with the aggregate amount of compensation potentially earnable for a given calendar year, we are including below a supplemental Total Direct/Realizable Compensation Table. The Total Direct/Realizable Compensation Table consists of (i) the actual salary paid for the year, (ii) the annual incentives awarded for the year and (iii) the Fair Value of equity awarded for service and performance for the year, irrespective of when ultimately granted. The table excludes the value of certain perquisites, which are disclosed in the Summary Compensation Table. We believe this table demonstrates further the ongoing correlation between the executive’s pay and overall Company performance. “Fair Value” is determined in accordance with securities and accounting rules (excluding the impact of estimated forfeitures related to service-based vesting conditions).
The principal difference between the Total Direct/Realizable Compensation Table and the Summary Compensation Table is that the Total Direct/Realizable Compensation Table achieves an “apples to apples” presentation of equity awards in the performance year to which such grants relate, rather than in the year in which such grants were made. Other companies may calculate Total Direct/Realizable Compensation differently than we do. The table presented below is not a substitute for, and should be read in conjunction with, the Summary Compensation Table.

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Total Direct/Realizable Compensation Table
The Total Direct/Realizable Compensation earned by our Named Executive Officers for the 2020-2022 period was as follows:
Name	Year	Salary ($)(1)(2)	Cash Bonus ($)(3)	Grant Date Fair Value of Restricted Unit Awards in Lieu of Cash Bonus ($)(4)	Grant Date Fair Value of Restricted Unit Awards as Long-Term Equity Compensation ($)(5)	Grant Date Fair Value of At-Risk Multi-Year Performance- Based Awards ($)(6)	Other Compensation ($)(7)	Total Direct/ Realizable Compensation ($)(8)
Steven Roth	2022	822,419	1,500,000	—	3,390,004	3,390,183	—	9,102,606
	2021	824,821	—	753,014	3,253,265	4,033,114	—	8,864,214
	2020	543,742	—	756,013	3,753,970	4,119,255	121,212	9,294,192
Michael J. Franco	2022	1,000,000	1,500,000	—	1,057,502	1,057,574	—	4,615,076
	2021	1,000,000	1,200,000	240,912	964,609	1,152,534	—	4,558,055
	2020	775,000	750,000	604,526	907,517	1,021,696	84,278	4,143,017
Haim Chera	2022	1,000,000	1,500,000	—	337,518	337,546	—	3,175,064
	2021	1,000,000	1,500,000	—	309,259	368,344	—	3,177,603
	2020	887,500	1,500,000	—	318,515	300,000	—	3,006,015
Barry S. Langer	2022	1,000,000	1,500,000	—	850,001	850,082	—	4,200,083
	2021	1,000,000	1,500,000	—	772,479	926,777	—	4,199,256
	2020	887,500	1,000,000	—	131,134	913,800	7,093	2,939,527
Glen J. Weiss	2022	1,000,000	1,500,000	—	980,018	980,092	—	4,460,110
	2021	1,000,000	1,500,000	—	889,609	1,069,365	—	4,458,974
	2020	887,500	1,000,000	—	365,394	913,800	11,078	3,177,772

(1)
Salary amounts for 2020 reflect partial waivers of base salaries, effective as of April 1, 2020 through the end of 2020, due to the impact of the COVID-19 pandemic on the Company.

(2)
The information provided includes the value of grants of restricted units in lieu of cash salary for services that are rendered in the year indicated and are awarded in the first quarter. Mr. Roth elected to receive 80% of his cash salary for 2022, 2021 and 2020 in the form of restricted units with Grant Date Fair Values of  $622,419, $624,821 and $418,742 respectively, which are reflected in this column.

(3)
Mr. Roth elected to receive restricted units in lieu of his cash bonus for each of 2021 and 2020 and Mr. Franco elected to receive 20% of his 2021 cash bonus and 50% of his 2020 cash bonus in the form of restricted units. These units were awarded in the first quarter of the next year.

(4)
Represents the Grant Date Fair Value of restricted units granted in lieu of cash bonuses for services that are rendered in the year indicated and are awarded in the first quarter of the next year.

(5)
Represents the Grant Date Fair Value of restricted units awarded in the first quarter of the next year.

(6)
For 2022, represents the Grant Date Fair Value of each Named Executive Officer’s award of LTPP Units in 2023 for 2022 performance. For 2021, represents the Grant Date Fair Value of each Named Executive Officer’s award of LTPP Units in 2022 for 2021 performance. For 2020, represents the Grant Date Fair Value of each Named Executive Officer’s award of OPP Units in 2021 for 2020 performance.

(7)
Represents the incremental fair value (calculated pursuant to FASB ASC Topic 718) relating to amendments of restricted units originally granted to NEO’s between 2015 and 2020. For further information, see “Elements of our Compensation Program—Long-Term Equity Incentives—Restricted Shares and Units” above.

(8)
Does not include the value of certain perquisites such as supplemental life insurance or automobile benefits provided to certain of our Named Executive Officers.

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Comparison of Total Realized Compensation with Total Direct/Realizable Compensation
The following table illustrates compensation awarded to and earned by each of the Named Executive Officers for service and performance from 2020 through 2022. This table is prepared on the same basis as the “Total Direct/Realizable Compensation Table” except that the value actually realized from the respective performance-based compensation maturing each applicable year is shown instead of the accounting cost of what was awarded. Our Compensation Committee believes that “Total Realized Compensation” is an important metric to consider when determining whether our compensation program achieves its goals of alignment with our actual Share performance.
The amounts reported below meaningfully differ from the amounts determined under SEC rules and reported in the “Summary Compensation Table.” This table is not a substitute for, and should be read in conjunction with, the “Summary Compensation Table.”
Total Realized Compensation Table
The Total Realized Compensation and Total Direct/Realizable Compensation earned by our Named Executive Officers for the 2020-2022 period were as follows:
Name	Year	Salary ($)(1)(2)	Cash Bonus ($)(3)	Grant Date Fair Value of Restricted Unit Awards in Lieu of Cash Bonus ($)(4)	Grant Date Fair Value of Restricted Unit Awards as Long-Term Equity Compensation ($)(5)	OPP Awards (Value Realized) ($)(6)	Total Realized Compensation ($)(7)	Total Direct/ Realizable Compensation ($)(7)
Steven Roth	2022	822,419	1,500,000	—	3,390,004	—	5,712,423	9,102,606
	2021	824,821	—	753,014	3,253,265	—	4,831,100	8,864,214
	2020	543,742	—	756,013	3,875,182	—	5,174,937	9,294,192
Michael J. Franco	2022	1,000,000	1,500,000	—	1,057,502	—	3,557,502	4,615,076
	2021	1,000,000	1,200,000	240,912	964,609	—	3,405,521	4,558,055
	2020	775,000	750,000	604,526	991,795	—	3,121,321	4,143,017
Haim Chera	2022	1,000,000	1,500,000	—	337,518	—	2,837,518	3,175,064
	2021	1,000,000	1,500,000	—	309,259	—	2,809,259	3,177,603
	2020	887,500	1,500,000	—	318,515	—	2,706,015	3,006,015
Barry S. Langer	2022	1,000,000	1,500,000	—	850,001	—	3,350,001	4,200,083
	2021	1,000,000	1,500,000	—	772,479	—	3,272,479	4,199,256
	2020	887,500	1,000,000	—	138,227	—	2,025,727	2,939,527
Glen J. Weiss	2022	1,000,000	1,500,000	—	980,018	—	3,480,018	4,460,110
	2021	1,000,000	1,500,000	—	889,609	—	3,389,609	4,458,974
	2020	887,500	1,000,000	—	376,472	—	2,263,972	3,177,772

(1)
Salary amounts for 2020 reflect partial waivers of base salaries, effective as of April 1, 2020 through the end of 2020, due to the impact of the COVID-19 pandemic on the Company.

(2)
The information provided includes the value of grants of restricted units in lieu of cash salary for services that are rendered in the year indicated and are awarded in the first quarter. Mr. Roth elected to receive 80% of his cash salary for 2022, 2021 and 2020 in the form of restricted units with Grant Date Fair Values of  $622,419, $624,821 and $418,742 respectively, which are reflected in this column.

(3)
Mr. Roth elected to receive restricted units in lieu of his cash bonus for each of 2021 and 2020 and Mr. Franco elected to receive 20% of his 2021 cash bonus and 50% of his 2020 cash bonus in the form of restricted units. These units were awarded in the first quarter of the next year.

(4)
Represents the Grant Date Fair Value of restricted units granted in lieu of cash bonuses for services that are rendered in the year indicated and are awarded in the first quarter of the next year.

(5)
Represents the Grant Date Fair Value of restricted units awarded in the first quarter of the next year.

(6)
Represents the value earned (realized) for the OPP Units awarded in 2018 and 2017 respectively. No measurement period for OPP units ended in 2022.

(7)
Does not include the value of certain perquisites such as financial counseling and tax services, supplemental life insurance or automobile benefits provided to certain of our Named Executive Officers.

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Current Year Compensation Decisions
We generally make our incentive compensation decisions in the first quarter of a year with respect to performance during the prior year. In addition, in the first quarter of 2022, we established the 2022 performance thresholds and caps for our formula-based short-term annual incentive program.
The compensation levels discussed in this Compensation Discussion and Analysis section are not directly comparable to the amounts presented in the “Summary Compensation Table.”
In addition, in the discussion below, when we discuss the “Fair Value” of equity awards, the “fair value” is determined in accordance with accounting rules (excluding the impact of estimated forfeitures related to service-based vesting conditions). Fair Value is the method used for presenting values for equity awards in our “Summary Compensation Table” and elsewhere under “Executive Compensation.” When we discuss the “Market Value” of equity awards, we refer to values based on the market price at the date of grant (the values considered by our Compensation Committee in making compensation decisions).
Total Compensation of Our CEO (with Equity Determined at Fair Value)
For 2022, Mr. Roth’s Total Direct/Realizable compensation was $9,102,606 compared to $8,864,214 in the prior year, a 2.7% increase. For 2022, Mr. Roth’s Total Realized Compensation was $5,712,423 compared to $4,831,100 in the prior year, an 18.2% increase.
For 2021, Mr. Roth’s Total Direct/Realizable compensation was $8,864,214 compared to $9,294,192 in the prior year, a 4.6% decrease. For 2021, Mr. Roth’s Total Realized Compensation was $4,831,100 compared to $5,174,937 in the prior year, a 6.6% decrease.
For 2020, Mr. Roth’s Total Direct/Realizable compensation was $9,294,192 compared to $11,087,246 in the prior year, a 16.2% decrease. For 2020, Mr. Roth’s Total Realized Compensation was $5,174,937 compared to $6,217,991 in the prior year, a 16.8% decrease.
Mr. Roth’s salary, incentives and equity awards were based on an evaluation of those factors previously described and were approved by the Compensation Committee. Among the factors considered, both objective and subjective, were the strategic position of the Company, the changes in the Company’s operating and performance metrics over the applicable period (NOI at share, FFO, as adjusted, and FFO per Share), our TSR over the applicable period and the other factors previously described, including the Company’s progress on ESG matters, and executing on the redevelopment of the PENN District. These factors were considered as a whole, and no numerical weight was attributed to any particular factor. The substantial majority of Mr. Roth’s compensation is in the form of equity to further align his interests with those of our shareholders.
Cash Compensation of Our CEO
Mr. Roth has served as our CEO since April 15, 2013. Mr. Roth’s base salary of $1,000,000 was established in March 2001 and has remained unchanged since then. Mr. Roth receives 80% of this base salary amount in the form of restricted units which vest ratably throughout the calendar year. Mr. Roth’s total cash compensation for 2022, 2021 and 2020 was $200,000, $200,000 and $125,000, respectively. The lower amount in 2020 was due to his waiver of 50% of his annual base salary which was effective April 1, 2020 through December 31, 2020.
Equity Compensation of Our CEO
Mr. Roth’s long-term equity incentive compensation award for 2022 performance (granted in 2023) was 319,973 LTPP Units (granted based on the maximum performance level but subject to performance conditions described above) and 181,393 restricted units. The Fair Value at the date of grant of these LTPP Units and restricted units was $6,780,187 and represents a 7% decrease in Fair Value of long-term equity grants compared to the prior year.
Mr. Roth’s long-term equity incentive compensation award for 2021 performance (granted in 2022) was 199,557 LTPP Units (granted based on the maximum performance level but subject to performance conditions described above) and 77,992 restricted units. The Fair Value at the date of grant of these LTPP Units and restricted units was $7,286,379 and represents a 7% decrease in Fair Value of long-term equity grants compared to the prior year. In addition, Mr. Roth elected to receive all of his annual bonus for 2021 (awarded in 2022) in the form of

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22,056 restricted units having a Fair Value of $753,014 on the date of grant. Equity received in lieu of cash bonus is included in the short-term bonus column of the Summary Compensation Table.
Mr. Roth’s long-term equity incentive compensation award for 2020 performance (granted in 2021) was 507,588 OPP units and 114,193 restricted units. The Fair Value at the date of grant of these OPP Units and restricted units was $7,873,225 and represents a 16.0% decrease in Fair Value of long-term equity grants compared to the prior year. In addition, Mr. Roth elected to receive all of his annual bonus for 2020 (awarded in 2021) in the form of 26,466 restricted units having a Fair Value of $756,013 on the date of grant. Equity received in lieu of cash bonus is included in the short-term bonus column of the Summary Compensation Table.
Basis for Compensation of Other Named Executive Officers
For other Named Executive Officers (Messrs. Franco, Chera, Langer and Weiss), salary, annual incentive and long-term equity awards were based on an evaluation of those factors previously described and approved by the Compensation Committee. Among the factors considered, both objectively and subjectively, were the strategic position of the Company, the operating and performance metrics (NOI at share, FFO, as adjusted, and FFO per Share), our TSR over the applicable period and other factors, including the Company’s ESG progress and the Company’s 350 Park Avenue transaction with affiliates of Citadel Enterprise Americas LLC and an affiliate of Kenneth C. Griffin. With regard to Mr. Franco, we considered these factors as they apply to our Company as a whole and also considered the Company’s G&A expense management, capital markets and financing activities, acquisitions and dispositions. For Messrs. Langer and Weiss, we also considered the performance of our overall Real Estate operations, including our 2022 leasing activity (in the case of Mr. Weiss) and extensive development activities in the PENN District (in the case of Mr. Langer). For Mr. Chera, we also considered the performance of the Company’s retail assets, for which he is primarily responsible. We also considered these executives’ contributions to the Company’s overall strategic direction. In all cases, these factors were considered as a whole and no numerical weight was attributed to any particular factor.
Other Compensation Policies and Practices
Equity Grant Practices
All of our equity-based compensation awards are made under our shareholder-approved Omnibus Plan. Our 2019 Omnibus Share Plan (our current plan, as amended, the “2019 Plan”) provides up to 5,500,000 Share equivalents with each award of a Share (or other securities that have the value equivalent) counting as one Share equivalent, and each award of an option to acquire our Shares (or other securities that require the payment of an exercise price or deduction of a strike price) counting as one-half of a Share equivalent. Under the 2019 Plan, the exercise price of each stock option must be no less than the average of the high and low price of our Shares on the date that the award was granted. The vast majority of our equity awards are granted in the first quarter of each year. In addition, and from time to time, additional equity awards may be granted in connection with new hires or promotions. We have never repriced options and our Omnibus Plan does not permit repricing of options without shareholder approval.
Employment, Severance and Change of Control Agreements
For those of our senior executive team who have employment agreements, these agreements generally provide for a severance payment (for termination by us without cause or by the executive with good reason (each as defined in the employment agreement and further described below under “Employment Contracts”)) and change of control payment (if employment is terminated following a change of control) in the range of one to two times the executive’s annual salary and incentive. These change of control arrangements compensate management in the event of a termination following a fundamental change in the Company, and to provide an incentive to continue with the Company at least through such time. Severance and change of control arrangements do not generally affect other compensation arrangements for a particular period. A more complete description of employment agreements, severance and change of control arrangements pertaining to the Named Executive Officers is set forth under “Employment Contracts” and “Severance and Change of Control Arrangements.”
Tax Deductibility of Compensation
The tax efficiency of compensation is one of many factors that the Compensation Committee considers in the design of our compensation programs. We look at a combination of the rates at which our executives will be taxed

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and the value of any deduction that we may be entitled to when developing our approach to compensation. We believe that the limitations of Section 162(m) of the Internal Revenue Code, as amended, (which limits the corporate tax deduction for certain executive officer compensation that exceeds $1 million a year) does not apply to most of the compensation we paid to our Named Executive Officers for 2022 and only a small portion of their compensation may not be deductible due to that limitation.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Trustees of Vornado Realty Trust, a Maryland real estate investment trust (the “Company”), has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K of the Securities and Exchange Commission with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the proxy statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.
The Compensation Committee of the Board of Trustees:
BEATRICE HAMZA BASSEY
WILLIAM W. HELMAN IV
RAYMOND J. MCGUIRE
DANIEL R. TISCH

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EXECUTIVE COMPENSATION

The following table sets forth (in accordance with the reporting requirements of the SEC) the compensation of each of the Company’s Chief Executive Officer, President and Chief Financial Officer and three other named executive officers for 2022, 2021 and 2020 (the “Named Executive Officers” or “NEOs”).
Summary Compensation Table
Name and Principal Position	Year	Salary ($)(1)	Cash and/or Equity Bonus ($)(2)	Restricted Share/Unit Awards ($)(3)	Option Awards ($)	Non- Equity Incentive Plan Compensation ($)	Changes in Pension Value and Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
Steven Roth Chairman and Chief Executive Officer (Principal Executive Officer)	2022	822,419	1,500,000	7,286,379	—	—	—	320,909	9,929,707
	2021	824,821	753,014	7,873,225	—	—	—	312,291	9,763,351
	2020	543,742	761,693	9,494,434	—	—	—	247,364	11,047,233
Michael J. Franco President and Chief Financial Officer (Principal Financial Officer)	2022	1,000,000	1,500,000	2,117,143	—	—	—	71,790	4,688,933
	2021	1,000,000	1,440,912	1,929,213	—	—	—	71,120	4,441,245
	2020	775,000	1,355,650	3,013,481	—	—	—	70,823	5,214,954
Haim Chera Executive Vice President— Head of Retail Leasing	2022	1,000,000	1,500,000	677,603	—	—	—	315,780	3,493,383
	2021	1,000,000	1,500,000	618,515	—	—	—	188,619	3,307,134
	2020	887,500	1,500,000	918,515	—	—	—	143,726	3,449,741
Barry S. Langer Executive Vice President— Development, Co-Head of Real Estate	2022	1,000,000	1,500,000	1,699,256	—	—	—	21,254	4,220,510
	2021	1,000,000	1,500,000	1,044,934	—	—	—	20,504	3,565,438
	2020	887,500	1,000,000	1,351,995	—	—	—	20,504	3,259,999
Glen J. Weiss Executive Vice President—Office Leasing, Co-Head of Real Estate	2022	1,000,000	1,506,129	1,958,974	—	—	—	332,402	4,797,505
	2021	1,000,000	1,500,000	1,279,194	—	—	—	319,044	4,098,238
	2020	887,500	1,000,000	1,590,255	—	—	—	65,459	3,543,214

(1)
Salary amounts for 2020 reflect partial waivers of base salaries, effective as of April 1, 2020 through the end of 2020, due to the impact of the COVID-19 pandemic on the Company. The information provided also includes the value of grants of restricted units in lieu of cash salary for services that are rendered in the year indicated and are awarded in the first quarter. For 2022, 2021 and 2020, Mr. Roth elected to receive 80% of his cash salary in the form of restricted units with Grant Date Fair Values of  $622,419, $624,821 and $418,742 respectively.

(2)
The information provided includes cash bonuses and the value of grants of restricted units in lieu of cash bonuses for services that are rendered in the year indicated and are awarded in the first quarter of the next year. Mr. Roth (at his election) did not receive a cash bonus for 2021 or 2020. On January 12, 2022 and January 20, 2021, Mr. Roth received restricted units with a Grant Date Fair Value of  $753,014 and $756,013, respectively, in lieu of his 2021 and 2020 cash bonuses. On January 12, 2022 and January 20, 2021, Mr. Franco also received restricted units with a Grant Date Fair Value of  $240,912 and $604,526, respectively, in lieu of a portion of his 2021 and 2020 cash bonuses. The 2022 amount for Mr. Weiss and the 2020 amounts for Messrs. Roth and Franco include payments for long-term service with the Company of  $6,129, $5,680 and $1,124, respectively, that are paid to each Vornado employee on the five-year anniversary of the employee’s employment commencement date with Vornado, and every fifth year thereafter, in amounts equal to a net payment of  $100 per year of service.

(3)
Information presented in this column includes the value of grants of restricted units, LTPP Units and OPP Unit awards granted during the applicable period. Information presented in these columns reflects the aggregate Grant Date Fair Value of equity awards granted in the applicable fiscal year computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in footnote 14 to our consolidated financial statements included in our Annual Report on Form 10-K (the “Form 10-K”) for the year ended December 31, 2022 as filed with the SEC. Pursuant to the rules and regulations of the SEC, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Dividends or dividend equivalents are paid on both the vested and unvested portion of restricted share and restricted unit awards. In accordance with applicable SEC rules, amounts shown exclude restricted units that were granted in lieu of salary or bonuses, which are reflected in the “Salary” and “Bonus” columns, respectively. Furthermore, as required by SEC rules, the amounts presented in these columns also include the Grant Date

VORNADO REALTY TRUST	53
2023 PROXY STATEMENT
Fair Value of both restricted unit awards and of performance awards (such as our LTPP and OPP awards). Assuming that maximum performance would have been achieved under our 2022 performance-based equity awards, the value at the grant date of the awards would each have been as follows: Mr. Roth—$9,000,021; Mr. Franco—$2,424,982; Mr. Chera—$774,998; Mr. Langer—$1,949,989; and Mr. Weiss—$2,249,994. For 2022, 2021, and 2020, the Grant Date Fair Value of time-based restricted unit and LTPP or OPP awards were as follows:
	Year	Restricted Unit Awards Other than Awards in Lieu of Salary/Cash Bonus ($)	LTPP/OPP Awards ($)
Steven Roth	2022	3,253,265	4,033,114
	2021	3,753,970	4,119,255
	2020	4,625,179	4,869,255
Michael J. Franco	2022	964,609	1,152,534
	2021	907,517	1,021,696
	2020	1,491,785	1,521,696
Haim Chera	2022	309,259	368,344
	2021	318,515	300,000
	2020	468,515	450,000
Barry S. Langer	2022	772,479	926,777
	2021	131,134	913,800
	2020	288,195	1,063,800
Glen J. Weiss	2022	889,609	1,069,365
	2021	365,394	913,800
	2020	526,455	1,063,800

(4)
See All Other Compensation table for additional information.

All Other Compensation Table
The following table describes each component of the All Other Compensation column in the Summary Compensation Table.
Name	Year	Transportation ($)(1)	Supplemental Life Insurance Premiums ($)	Matching 401(k) Contribution ($)	Total ($)
Steven Roth	2022	258,123	42,911	19,875	320,909
	2021	249,880	42,911	19,500	312,291
	2020	190,641	42,271	14,452	247,364
Michael J. Franco	2022	42,657	8,883	20,250	71,790
	2021	42,737	8,883	19,500	71,120
	2020	42,440	8,883	19,500	70,823
Haim Chera	2022	295,530	—	20,250	315,780
	2021	169,119	—	19,500	188,619
	2020	124,226	—	19,500	143,726
Barry S. Langer	2022	—	5,879	15,375	21,254
	2021	—	5,879	14,625	20,504
	2020	—	5,879	14,625	20,504
Glen J. Weiss	2022	301,175	10,977	20,250	332,402
	2021	288,567	10,977	19,500	319,044
	2020	34,982	10,977	19,500	65,459

(1)
For each applicable fiscal year, each of Mr. Roth and Mr. Chera was provided with a car and driver and Mr. Franco received a car allowance. Mr. Weiss received a car allowance in 2020 and was provided with a car and driver in 2022 and 2021. Each such Named Executive Officer has used the car and driver for both business and personal purposes and the amounts shown for such executive reflect the aggregate incremental cost to the Company for the car, driver and related expenses without allocating costs between business and personal uses. Mr. Chera’s 2022 amount also includes $147,008 for the aggregate incremental cost to us for Mr. Chera’s personal use of an airplane in 2022 for transportation to receive medical treatments, and represents the actual amount we paid a company owned by Mr. Roth for Mr. Chera’s use of an airplane owned by such company. For further information regarding this arrangement see “Certain Relationships and Related Transactions”.

54	VORNADO REALTY TRUST
2023 PROXY STATEMENT
Grants of Plan-Based Awards in 2022
The following table lists all grants of plan-based awards to the Named Executive Officers made in 2022 and their Grant Date Fair Value.
		Estimated Future Payouts Under Equity Incentive Plan Awards(1)
Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Units (#)(2)	Grant Date Fair Value of All Other Stock Awards ($)(3)
Steven Roth	1/12/2022	49,889	99,779	199,557	117,693	4,628,698
Michael J. Franco	1/12/2022	13,443	26,884	53,769	29,742	1,205,521
Haim Chera	1/12/2022	4,296	8,592	17,184	7,414	309,259
Barry S. Langer	1/12/2022	10,809	21,619	43,237	18,519	772,479
Glen J. Weiss	1/12/2022	12,472	24,944	49,889	21,327	889,609

(1)
Amounts reflect awards granted under the 2022 LTPP. The awards of LTPP Units, if earned, vest 50% in the third year and 50% in the fourth year from the date of grant.

(2)
The information presented in this column represents the number of restricted units that were granted to the Named Executive Officers. Restricted units are a separate class of units in Vornado Realty L.P. which will be convertible into Class A common units of Vornado Realty L.P. and will be ultimately redeemable for, at our option, cash or our Shares on a one-for-one basis. These restricted units vest ratably over four years, unless the recipient is eligible for retirement, in which case the units are vested upon grant. A portion of these grants represents the grant of restricted units in lieu of cash bonus for the previous year which vest on grant (for recipients eligible for retirement) or one year following grant. A portion of these grants represent the grants of restricted units in lieu of cash salary for the year in which granted. These units vested ratably throughout 2022 subject to the continued employment of the recipient.

(3)
The amounts presented in this column represent the full grant date fair value of equity awards (calculated pursuant to FASB ASC Topic 718) granted to the Named Executive Officers in 2022. Pursuant to the rules and regulations of the SEC, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The Grant Date Fair Value, including the impact of estimated forfeitures related to service-based vesting conditions, is the amount we would expense in our consolidated financial statements over the award’s vesting schedule. For additional information on our value assumptions, refer to footnote 14 of our consolidated financial statements included in our Annual Report on Form 10-K, as filed with the SEC.

VORNADO REALTY TRUST	55
2023 PROXY STATEMENT
Outstanding Equity Awards at Year-End
The following tables summarize the number and value of equity awards held at December 31, 2022 and the aggregate option exercises in 2022 by, and restricted unit awards that vested in 2021 for, the Named Executive Officers. Pursuant to the terms of our omnibus share plans, the exercise price and number of Shares underlying options originally made at any date of grant may be adjusted to compensate the holder for special or extraordinary dividends that may be subsequently declared. The following table reflects such adjustments.
Name and Applicable Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Steven Roth
1/12/22(1)					77,992	1,623,014	199,557(5)	4,152,781
1/12/21(1)					85,645	1,782,272	507,588	10,562,906
3/30/20(1)					65,452	1,362,056	301,794	6,280,333
1/14/19(1)	199,368	66,456	62.6188	1/14/29	18,637	387,836
Michael J. Franco
1/12/22(1)					23,125	481,231	53,769(5)	1,118,933
1/12/22(2)					6,617	137,700
1/12/21(1)					20,705	430,871	125,897	2,619,917
3/30/20(1)					20,454	425,648	94,314	1,962,674
6/10/19(3)					73,649	1,532,636
1/14/19(1)	62,304	20,768	62.6188	1/14/29	5,834	121,197
Haim Chera
1/12/22(1)					7,414	154,285	17,184(5)	357,599
1/12/21(1)					7,267	151,226	36,967	769,283
3/30/20(1)					6,809	141,695	27,891	580,412
6/10/19(4)					150,243	3,126,557
Barry S. Langer
1/12/22(1)					18,519	385,380	43,237(5)	899,762
1/12/21(1)					2,992	62,264	112,601	2,343,227
3/30/20(1)					4,085	85,009	65,934	1,372,087
6/10/19(3)					73,649	1,532,636
1/14/19(1)	10,233	3,411	62.6188	1/14/29	873	18,167
Glen J. Weiss
1/12/22(1)					21,327	443,815	49,889(5)	1,038,190
1/12/21(1)					8,336	173,472	112,601	2,343,227
3/30/20(1)					7,490	155,867	65,934	1,372,087
6/10/19(3)					73,649	1,532,636
1/14/19(1)	17,055	5,686	62.6188	1/14/29	1,454	30,258

(1)
The awards under the column entitled “Number of Shares or Units That Have Not Vested” vest ratably over four years from the date of grant. The awards under the column entitled “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” are awards of OPP and LTPP Units. The awards under the column titled “Number of Securities Underlying Unexercised Options” are awards of Performance Conditioned Appreciation-Only Long-Term Incentive Plan Units for all NEO’s other than Messrs. Langer and Weiss. Messrs. Langer and Weiss were not executive officers at the time of award and therefore received their awards of AO LTIPs without a performance requirement condition for their awards on January 14, 2019. LTPP and OPP Units awarded in 2022, 2021 and 2020, respectively, do not have any value unless specified performance criteria are met and specified criteria for converting and/or redeeming units for Shares are also met. As of December 31, 2022, the applicable performance periods have not yet been completed. In accordance with applicable SEC rules, the values presented in the table for these OPP and LTPP Units are calculated based on our year-end Share price as if the performance, converting and redemption conditions for these units had been met as of that date.

(2)
This award vested in full on January 12, 2023.

(3)
These awards vest in full on June 10, 2023.

(4)
This 2019 total award of 375,607 restricted units vested 20% on June 10, 2019, 40% on June 10, 2022 and the final 40% will vest on June 10, 2023.

(5)
Comprised of the following LTPP Units:

56	VORNADO REALTY TRUST
2023 PROXY STATEMENT
Name	2022 Earned Operational Performance Based LTPP Units(a)	2022 Operational Performance Based LTPP Units(b)	2022 Forfeited Operational Performance Based LTPP Units(c)	2022 Relative Dow Jones Index LTPP Units(d)	2022 Relative Northeast Peer Index LTPP Units(e)
Steven Roth	37,880	16,234	45,665	49,889	49,889
Michael J. Franco	10,207	4,374	12,304	13,442	13,442
Haim Chera	3,262	1,398	3,932	4,296	4,296
Barry S. Langer	8,207	3,517	9,894	10,809	10,809
Glen J. Weiss	9,470	4,059	11,416	12,472	12,472

(a)
Represents the number of LTPP units that were earned in 2023 for 2022 operational performance that are not subject to forfeiture regardless of our absolute TSR performance over the three-year period ending December 31, 2025. The units will vest 50% on each of December 31, 2025 and December 31, 2026.

(b)
Represents the number of LTPP units that are outstanding for 2022 operational performance and are subject to forfeiture based on our absolute TSR performance over the three-year period ending December 31, 2025. If earned, the units will vest 50% on each of December 31, 2025 and December 31, 2026.

(c)
Represents the number of LTPP units that were forfeited in 2023 based on our actual 2022 operational performance.

(d)
Represents the number of LTPP units that are outstanding and may be earned based on our TSR performance relative to the constituents of the Dow Jones U.S. Real Estate Office Index, as modified by our absolute TSR performance, over the three-year period ending December 31, 2025.

(e)
Represents the number of LTPP units that are outstanding and may be earned based on our TSR performance relative to the constituents of the Northeast Peer Group Index, as modified by our absolute TSR performance, over the three-year period ending December 31, 2025.

VORNADO REALTY TRUST	57
2023 PROXY STATEMENT
Aggregate Option Exercises in 2022 and Units Vested
	Option Awards		Unit Awards
Name	Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Units Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(1)(2)
Steven Roth	—	—	137,894	6,085,440
Michael J. Franco	—	—	47,373	2,139,685
Haim Chera	—	—	156,069	4,963,758
Barry S. Langer	—	—	11,595	532,481
Glen J. Weiss	—	—	16,179	743,695

(1)
Values realized on vesting are based on the average of the high and low price of our Shares on the date of vesting.

(2)
Unit Awards consist of awards of restricted units.

Employee Retirement Plan
The Company does not maintain a retirement plan other than a 401(k) plan.

58	VORNADO REALTY TRUST
2023 PROXY STATEMENT
Deferred Compensation
The following table summarizes the contributions, earnings, withdrawals and balance for the Named Executive Officers for and at year-end 2022.
Non-Qualified Deferred Compensation
Name	Type of Deferred Compensation Plan	Executive Contributions in Last Fiscal Year ($)	Company Contributions in Last Fiscal Year ($)	Aggregate Earnings (Loss) in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at 12/31/22 ($)
Steven Roth	Deferred Compensation Plans	—	—	—	—	—
Michael J. Franco	Deferred Compensation Plans	—	—	—	—	—
Haim Chera	Deferred Compensation Plans	—	—	—	—	—
Barry S. Langer	Deferred Compensation Plans	—	—	—	—	—
Glen J. Weiss	Deferred Compensation Plans	—	—	—	—	—

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2023 PROXY STATEMENT
Employment Contracts
Mr. Roth, our Chairman and CEO, does not have an employment agreement. The employment agreements of each of our other Named Executive Officers is described below.
Michael J. Franco
Mr. Franco has been employed by the Company pursuant to an employment agreement since September 24, 2010, which was amended and restated as of January 10, 2014 for an initial four-year term with automatic renewals unless either party gives written notice not to extend the agreement 120 days prior to its scheduled termination date. Under this agreement, Mr. Franco serves as President and, effective December 31, 2020, also as Chief Financial Officer. Mr. Franco’s employment agreement provides that his base salary will not be reduced during the term of the agreement and is currently $1,000,000. During his employment, Mr. Franco will be entitled to receive an annual bonus, determined at the discretion of the Company with an annual target of $1,500,000. Upon entering into the renewed employment agreement in 2014, Mr. Franco received an initial equity grant of $3,000,000 of restricted units. These units vested ratably over three years from the date of grant. Pursuant to Mr. Franco’s employment agreement, on January 10, 2017, Mr. Franco was awarded an additional $2,000,000 of restricted units which vested on January 9, 2018. Upon any termination of Mr. Franco’s employment for good reason or by the Company without cause, Mr. Franco will be entitled to (a) a severance payment equal to one times his annual salary and average bonus over the last two years; and (b) accelerated vesting of all then-unvested equity awards (other than unearned performance units) made by the Company to Mr. Franco. Mr. Franco is also entitled to a car allowance of $1,000 per month. The agreement further provides that if his employment is terminated for cause (as defined in the agreement to include conviction of, or pleas of guilty or nolo contendere to, a felony, failure to perform his duties or willful misconduct), payment of his salary will cease.
Haim Chera
Mr. Chera entered into an employment agreement with us, dated as of April 19, 2019, pursuant to which he joined the Company as Executive Vice President—Head of Retail. Mr. Chera’s employment agreement provides for an initial four-year term with automatic renewals unless either party gives written notice not to extend the agreement 120 days prior to its scheduled termination date. Mr. Chera’s employment agreement provides that his base salary will not be reduced during the term of the agreement and is currently $1,000,000. During his employment, Mr. Chera will be entitled to receive an annual bonus, determined at the discretion of the Company with an annual target of $1,500,000. In connection with entering into the employment agreement, Mr. Chera received an initial equity grant of $25,500,000 of restricted units. These units vested or vest: 20% on the date of grant, 40% on the third anniversary of the date of grant and 40% on the fourth anniversary of the date of grant. Upon any termination of Mr. Chera’s employment for good reason or by the Company without cause, Mr. Chera will be entitled to (a) a severance payment equal to two times his annual salary and average bonus over the last two years; and (b) accelerated vesting of all then-unvested equity awards. Mr. Chera is also entitled to a car and driver.
Barry S. Langer
Mr. Langer entered into an employment agreement with us, dated as of June 4, 2018, pursuant to which he currently serves as Executive Vice President—Development, Co-Head of Real Estate. Mr. Langer’s employment agreement provided for an initial term ending December 31, 2018, with automatic one-year renewals unless either party gives written notice not to extend the agreement 60 days prior to its scheduled termination date. Mr. Langer’s employment agreement provides that his base salary will not be less than $1,000,000. During his employment, Mr. Langer will be entitled to receive (i) an annual bonus, determined at the discretion of the Company and the Compensation Committee, in an amount of not less than $300,000, and (ii) an annual equity grant with a total notional value of not less than $450,000. In connection with his 2019 promotion, Mr. Langer received a one-time equity grant of $5,000,000 of restricted units. These units will vest on the fourth anniversary of the date of grant. Upon any termination of Mr. Langer’s employment by the Company without cause, by Mr. Langer for good reason, (in the case of clause (b) below only) due to death or disability, or by Mr. Langer (with or without good reason) following a change in control, Mr. Langer will be entitled to (a) a severance payment equal to two times his annual salary and average bonus over the last two years, (b) accelerated vesting of all then-unvested equity awards made by the Company to Mr. Langer, (c) up to 18 months of COBRA coverage, and (d) 24 months of Company-provided life insurance.

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Glen J. Weiss
Mr. Weiss entered into an employment agreement with us, dated as of May 25, 2018, pursuant to which he currently serves as Executive Vice President—Office Leasing, Co-Head of Real Estate. Mr. Weiss’s employment agreement provided for an initial term ending December 31, 2018, with automatic one-year renewals unless either party gives written notice not to extend the agreement 60 days prior to its scheduled termination date. Mr. Weiss’s employment agreement provides that his base salary will not be less than $950,000. During his employment, Mr. Weiss will be entitled to receive (i) an annual bonus, determined at the discretion of the Company and the Compensation Committee, in an amount of not less than $800,000, and (ii) an annual equity grant with a total notional value of not less than $750,000. In connection with his 2019 promotion, Mr. Weiss received a one-time equity grant of $5,000,000 of restricted units. These units will vest on the fourth anniversary of the date of grant. Upon any termination of Mr. Weiss’s employment by the Company without cause, by Mr. Weiss for good reason, (in the case of clause (b) below only) due to death or disability, or by Mr. Weiss (with or without good reason) following a change in control, Mr. Weiss will be entitled to (a) a severance payment equal to two times his annual salary and average bonus over the last two years, (b) accelerated vesting of all then-unvested equity awards made by the Company to Mr. Weiss, (c) up to 18 months of COBRA coverage, and (d) 24 months of Company-provided life insurance.
Severance and Change of Control Arrangements
Of our Named Executive Officers, each of Messrs. Franco, Chera, Langer and Weiss has an employment agreement that provides for certain payments in the event of a termination of employment, including one following a change of control. Neither Mr. Roth nor any of our Trustees has an employment agreement or other individual severance arrangement. Our omnibus share plans, which govern all of our equity-based awards and the related forms of equity award agreements, provide that equity awards do not vest automatically upon a change of control. In addition, our deferred compensation plans provide that all applicable deferred compensation is paid out to an executive or Trustee upon his or her departure from the Company. The Company does not maintain a retirement plan other than a 401(k) plan. In addition, upon the death or disability of an executive, that executive, or his or her estate, may be entitled to insurance benefits under policies with third parties maintained by us.
Our employment agreements are negotiated on a case-by-case basis. Generally, our agreements govern severance payments under the following circumstances: (1) termination of the employee for “cause”; (2) termination by the employee for “good reason” (such as breach of the employment agreement by the Company or, in certain cases, if a change of control occurs and the employee then decides to terminate his employment) or by the Company without “cause”; (3) termination following a disability; (4) termination due to death; and (5) in certain cases, termination upon retirement after the employee reaches the age of 65. Reference should be made to the actual employment agreements for the specific terms. Generally, however, on any termination, the applicable executive officer will receive his accrued and unpaid salary and other benefits until the date of termination. For “cause” terminations by the Company, the employee will not receive any additional payment. If the employee terminates his employment for “good reason” or the Company terminates his employment without “cause,” the employee typically receives an additional payment (or payments over a specified period) that may vary from one year of salary and bonus to up to two years of salary and bonus. Generally, cash payments are in a lump sum other than in the case of termination on disability or death when the costs of benefits may be paid for a period of one to two years (depending upon the applicable executive’s agreement). For terminations due to disability or death, an executive who has this provision in the applicable agreement typically receives between one year of salary or bonus and two years of salary and bonus. In certain cases, the employment agreements also provide for continued benefits for specified periods. Historically, severance payments following a change of control under employment agreements for our Named Executive Officers require that the change of control must occur and be followed by any termination of employment (for whatever reason) in order for there to be a payment. We believe that our current severance provisions appropriately achieve the benefits of ensuring the dedication of employees in connection with a change of control without providing for an automatic payment under the employment agreement for a change of control.
Our equity-based compensation awards are governed by the individual award agreements issued under our omnibus share plans. Generally, upon terminations of employment, no unvested awards are accelerated but employees are entitled to keep awards that have already vested if they exercise options or similar awards within specified periods after termination. In Mr. Franco’s case, however, his employment agreement provides that on a termination by the Company without cause or by Mr. Franco with good reason, his unvested equity awards (other

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2023 PROXY STATEMENT
than unearned performance units) then vest. Our forms of award agreements for annual equity awards provide that unvested equity awards vest following a change of control only if the applicable employee’s employment is terminated by the Company without “cause” or by such employee with “good reason.” We believe these vesting provisions for equity awards following a change of control are appropriate due to the change in the nature of the award caused by a change of control. In the case of retirement after the age of 65, options automatically vest and OPP Units and LTPP Units continue to vest on their original schedule subject to the applicable performance conditions. Beginning with awards granted in 2019, in the case of retirement (as defined above), Performance Conditioned AO LTIP Units, restricted shares and restricted units continue to vest on their original schedule (subject to performance conditions, as applicable). In the case of a termination due to disability, options, Performance Conditioned AO LTIP Units, OPP Units and LTPP Units remain outstanding subject to actual performance, and in the case of death, all equity awards vest.
The information presented below reflects the estimated payments that each of our Named Executive Officers would have received under the employment termination scenarios set forth below (including following a change of control) if employment termination were to have occurred on December 31, 2022. In calculating the value of equity-based awards, the presentation uses a price per Share of $20.81, the closing price of our Shares on the New York Stock Exchange on the last trading day in 2022. In addition, in estimating bonuses payable for the calculation of severance payments, we have used the actual bonuses paid in 2023 for 2022 performance (including, for these presentation purposes only, the value of all restricted units granted as a bonus in the first quarter of 2023). The actual amounts that would be paid on any termination of employment can only be determined at the time of any actual separation from the Company.
Steven Roth (amounts in dollars)
Payments on Termination	Voluntary Termination on Retirement(1)	Involuntary For-Cause Termination	Involuntary Not-For Cause Termination / Good Reason Termination	Voluntary Termination Following a Change of Control(2)	Death	Disability
Bonus	—	—	—	—	—	—
Severance(3)	—	—	3,288,462	—	—	—
Unvested Options	—	—	—	—	—	—
Unvested Restricted Units	5,155,178	5,155,178	5,155,178	5,155,178	5,155,178	—
Unvested OPP Units	—	—	—	—	—	—
Benefits Continuation	—	—	—	—	—	—
Accrued Vacation	—	—	—	—	—	—
Total	5,155,178	5,155,178	8,443,640	5,155,178	5,155,178	—
Michael J. Franco (amounts in dollars)
Payments on Termination	Voluntary Termination on Retirement(1)	Involuntary For-Cause Termination	Involuntary Not-For Cause Termination / Good Reason Termination	Voluntary Termination Following a Change of Control(2)	Death	Disability
Bonus	—	—	—	—	—	—
Severance	—	—	2,500,000	—	—	—
Unvested Options	—	—	—	—	—	—
Unvested Restricted Units	—	—	3,129,283	3,129,283	3,129,283	—
Unvested OPP Units	—	—	—	—	—	—
Benefits Continuation	—	—	—	—	—	—
Accrued Vacation	161,538	161,538	161,538	161,538	161,538	161,538
Total	161,538	161,538	5,790,821	3,290,821	3,290,821	161,538

62	VORNADO REALTY TRUST
2023 PROXY STATEMENT
Haim Chera (amounts in dollars)
Payments on Termination	Voluntary Termination on Retirement(1)	Involuntary For-Cause Termination	Involuntary Not-For Cause Termination / Good Reason Termination	Voluntary Termination Following a Change of Control(2)	Death	Disability
Bonus	—	—	—	—	—	—
Severance	—	—	5,000,000	—	—	—
Unvested Options	—	—	—	—	—	—
Unvested Restricted Units	—	—	3,573,764	3,573,764	—	—
Unvested OPP Units	—	—	—	—	—	—
Benefits Continuation(4)	—	—	1,787	1,787	—	—
Accrued Vacation	3,846	3,846	3,846	3,846	3,846	3,846
Total	3,846	3,846	8,579,397	3,579,397	3,846	3,846
Barry S. Langer (amounts in dollars)
Payments on Termination	Voluntary Termination on Retirement(1)	Involuntary For-Cause Termination	Involuntary Not-For Cause Termination / Good Reason Termination	Voluntary Termination Following a Change of Control(2)	Death	Disability
Bonus	—	—	—	—	—	—
Severance	—	—	5,000,000	—	—	—
Unvested Options	—	—	—	—	—	—
Unvested Restricted Units	—	—	2,083,456	2,083,456	2,083,456	2,083,456
Unvested OPP Units	—	—	—	—	—	—
Benefits Continuation(4)	—	—	27,314	27,314	—	—
Accrued Vacation	130,769	130,769	130,769	130,769	130,769	130,769
Total	130,769	130,769	7,241,539	2,241,539	2,214,225	2,214,225
Glen J. Weiss (amounts in dollars)
Payments on Termination	Voluntary Termination on Retirement(1)	Involuntary For-Cause Termination	Involuntary Not-For Cause Termination / Good Reason Termination	Voluntary Termination Following a Change of Control(2)	Death	Disability
Bonus	—	—	—	—	—	—
Severance	—	—	5,000,000	—	—	—
Unvested Options	—	—	—	—	—	—
Unvested Restricted Units	—	—	2,336,047	2,336,047	2,336,047	2,336,047
Unvested OPP Units	—	—	—	—	—	—
Benefits Continuation(4)	—	—	25,016	25,016	—	—
Accrued Vacation	69,231	69,231	69,231	69,231	69,231	69,231
Total	69,231	69,231	7,430,294	2,430,294	2,405,278	2,405,278

(1)
Payments upon retirement from the Company are available to those Named Executive Officers who retire after reaching the age of 65. Mr. Roth would have qualified for retirement at December 31, 2022. Except as otherwise provided in these tables, no payments are due upon any other voluntary termination prior to retirement.

(2)
Our annual award agreements provide that unvested grants of options and restricted units vest following a change of control only upon specified terminations of employment. These amounts do not include the value of equity that vests for those persons due to their retirement after the age of 65 as opposed to amounts payable solely due to a change of control.

(3)
Severance amount is based on 42.75 years of service through December 31, 2022 with two weeks of salary and average bonus compensation payable for each year of service.

(4)
Information presented as to the costs of benefits is based on an estimated total annual cost of benefits for such Named Executive Officer. In certain cases, continued benefits made available following a termination will be less than the total benefits currently payable.

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2023 PROXY STATEMENT
Pay Versus Performance Table
The Company’s compensation philosophy is to pay for performance over the long- and short-term taking into consideration a range of factors, including both financial and non-financial performance measures. We align executive and shareholder interests through a compensation program providing a mix of salary, annual cash bonus incentives, and equity compensation, as further described in the “Compensation Discussion and Analysis” section above.
As required by SEC rules, the table below shows the following information for the past three fiscal years: (i) “total” compensation for our named executive officers (NEOs) for purposes of the “Summary Compensation Table”; (ii) the “Compensation Actually Paid” to named executive officers (calculated using rules required by the SEC); (iii) our total shareholder return (TSR); (iv) the TSR of the NAREIT All Equity Index; (v) our net income; and (vi) our FFO as adjusted per share. “Compensation Actually Paid” does not represent the value of cash and equity compensation received by named executive officers during the year, but rather is an amount calculated under SEC rules and includes, among other things, year-over-year changes in the value of unvested equity-based awards. As a result of the calculation methodology required by SEC rules, “Compensation Actually Paid” amounts below differ from compensation actually received by the individuals above and the compensation decisions described in the “Compensation Discussion and Analysis” section above.
Year (a)	Summary Compensation Table CEO Total ($) (b)	Compensation Actually Paid to CEO ($) (c)	Average Summary Compensation Table Total for Non-CEO NEOs ($) (d)	Average Compensation Actually Paid to Non-CEO NEOs ($) (e)	Value of Initial Fixed $100 Investment Based on:		Net Income ($ Millions) (h)	FFO, as adjusted, Per Share (i)
					VNO TSR ($) (f)	NAREIT ALL Equity Index TSR ($) (g)
2022	9,929,707	(4,862,908)	4,300,083	(829,591)	37	101	(383)	3.15
2021	9,763,351	13,365,756	3,853,014	5,479,626	70	134	208	2.86
2020	11,047,233	2,225,040	7,898,162	4,063,450	60	95	(462)	2.62
Column (b).   Reflects compensation amounts reported in the “Summary Compensation Table” for our CEO, Steven Roth, for the respective years shown.
Column (c).   “Compensation actually paid” to our CEO in each of 2022, 2021 and 2020 reflects the respective amounts set forth in column (b) of the table above, adjusted as set forth in the table below, as determined in accordance with SEC rules. The dollar amounts reflected in column (b) of the table above do not reflect the actual amount of compensation earned by or paid to our CEO during the applicable year. For information regarding the decisions made by our Compensation Committee in regards to the CEO’s compensation for each fiscal year, please see the Compensation Discussion and Analysis sections of the proxy statements reporting pay for the fiscal years covered in the table above.

64	VORNADO REALTY TRUST
2023 PROXY STATEMENT
Year	2020	2021	2022
CEO	S. Roth	S. Roth	S. Roth
SCT Total Compensation ($)	11,047,233	9,763,351	9,929,707
Less: Stock and Option Award Values Reported in SCT for the Covered Year ($)	(10,669,189)	(9,251,060)	(7,908,798)
Plus: Fair Value for Stock and Option Awards Granted in the Covered Year ($)	9,242,062	10,661,601	3,339,202
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	(7,815,409)	1,140,656	(11,209,625)
Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year ($)	(400,780)	484,990	413,928
Less: Fair Value of Stock and Option Awards Forfeited during the Covered Year ($)	—	(54,741)	—
Less: Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans ($)	—	—	—
Plus: Aggregate Service Cost and Prior Service Cost for Pension Plans ($)	—	—	—
Dividends or other earnings paid on stock or options awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	821,123	620,959	572,678
Compensation Actually Paid ($)	2,225,040	13,365,756	(4,862,908)
In making the adjustments in the table above, the “value” of a stock award is the fair value of the award on the applicable date determined in accordance with FASB ASC Topic 718 using the valuation assumptions we then used to calculate the fair value of our equity awards. For more information on the valuation of our equity awards, please see the notes to our financial statements that appear in our Annual Report on Form 10-K each fiscal year and the footnotes to the Summary Compensation Table that appears in the proxy statements reporting pay for the fiscal years covered in the table above.
Column (d).   The following non-CEO named executive officers are included in the average figures shown:
2020: Joseph Macnow, David R. Greenbaum, Michael J. Franco and Glen J. Weiss
2021: Michael J. Franco, Haim Chera, Barry S. Langer and Glen J. Weiss
2022: Michael J. Franco, Haim Chera, Barry S. Langer and Glen J. Weiss
Column (e).   Average “Compensation Actually Paid” to our non-CEO NEOs in each of 2022, 2021 and 2020 reflects the respective amounts set forth in column (d) of the table above, adjusted as set forth in the table below, as determined in accordance with SEC rules. The dollar amounts reflected in column (d) of the table above do not reflect the actual amount of compensation earned by or paid to our non-CEO NEOs during the applicable year. For information regarding the decisions made by our Compensation Committee in regards to the non- CEO NEOs’ compensation for each fiscal year, please the Compensation Discussion and Analysis sections of the proxy statements reporting pay for the fiscal years covered in the table above.

VORNADO REALTY TRUST	65
2023 PROXY STATEMENT
Year	2020 Average	2021 Average	2022 Average
SCT Total Compensation ($)	7,898,162	3,853,014	4,300,083
Less: Stock and Option Award Values Reported in SCT for the Covered Year ($)	(3,599,693)	(1,278,192)	(1,613,244)
Plus: Fair Value for Stock and Option Awards Granted in the Covered Year ($)	2,968,413	1,569,816	494,457
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	(2,607,245)	936,521	(3,981,631)
Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year ($)	(931,594)	36,766	(355,524)
Less: Fair Value of Stock and Option Awards Forfeited during the Covered Year ($)	—	(6,486)	—
Less: Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans ($)	—	—	—
Plus: Aggregate Service Cost and Prior Service Cost for Pension Plans ($)	—	—	—
Dividends or other earnings paid on stock or options awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	335,407	368,187	326,268
Compensation Actually Paid ($)	4,063,450	5,479,626	(829,591)
In making the adjustments in the table above, the “value” of a stock award is the fair value of the award on the applicable date determined in accordance with FASB ASC Topic 718 using the valuation assumptions we then used to calculate the fair value of our equity awards. For more information on the valuation of our equity awards, please see the notes to our financial statements that appear in our Annual Report on Form 10-K each fiscal year and the footnotes to the Summary Compensation Table that appears in the proxy statements reporting pay for the fiscal years covered in the table above.
Column (f).   For the relevant fiscal year, represents the cumulative total shareholder return (TSR) of Vornado Realty Trust based on the value of an initial fixed investment of $100 on December 31, 2019 and the reinvestment of all dividends.
Column (g).   For the relevant fiscal year, represents the cumulative TSR of the NAREIT All Equity Index (“Peer Group TSR”) based on the value of an initial fixed investment of $100 on December 31, 2019 and the reinvestment of all dividends.
Column (h).   Reflects “Net Income” in the Company’s Consolidated Income Statements included in the Company’s Annual Reports on Form 10-K for each of the years ended December 31, 2022, 2021 and 2020.
Column (i).   Company-selected Measure is FFO attributable to common shareholders plus assumed conversions, as adjusted per share.
Relationship between Pay and Performance. In accordance with the requirements of SEC rules, below are graphs showing the relationship of “compensation actually paid” to our Chief Executive Officer and other named executive officers in 2020, 2021 and 2022 to (1) TSR of both Vornado and the NAREIT All Equity Index, (2) Vornado’s net income and (3) Vornado’s FFO, as adjusted per share.

66	VORNADO REALTY TRUST
2023 PROXY STATEMENT

VORNADO REALTY TRUST	67
2023 PROXY STATEMENT
Below is an unranked list of the measures we consider most important in linking the compensation actually paid to our NEOs for 2022 with our performance.
Measure	Nature
Absolute TSR (used in LTPP)	Financial measure
Relative TSR (used in LTPP)	Financial measure
FFO, as adjusted per Share (used in 2022 Annual Incentive Plan and LTPP)	Financial measure
Environmental, Social and Governance progress (used in LTPP)	Non-financial measure
Pay Ratio Disclosure Rule
In August 2015, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, the SEC adopted a rule requiring annual disclosure of the ratio of the median employee’s annual total compensation to the total annual compensation of the principal executive officer (“PEO”). The Company’s PEO is Mr. Roth. Pursuant to the SEC rules, we determined a “Median Employee” and compared such employee’s total annual compensation to that of Mr. Roth. For purposes of this ratio, we calculated the annual total compensation of each of the Median Employee and Mr. Roth in accordance with the methodology that we use to calculate total compensation for purposes of the Summary Compensation Table. As of December 31, 2022, the Company employed 3,146 persons of which 2,622 persons are employed by BMS, our cleaning and maintenance services business (“BMS Employees”). The applicable information is set forth below:
Median Employee total annual compensation	$75,267
Median Employee (excluding BMS Employees) total annual compensation	$116,570
Mr. Roth (“PEO”) total annual compensation	$9,929,707
Ratio of PEO to Median Employee Compensation	132:1
Ratio of PEO to Median Employee Compensation (excluding BMS Employees)	85:1
In determining the median employee, we prepared a listing of all employees as of December 31, 2022. Employees on leave of absence or persons on furlough as of December 31, 2022 were excluded from the list and wages and salaries were annualized for those permanent employees who were not employed for the full year of 2022. The median employee was selected from the annualized list.

68	VORNADO REALTY TRUST
2023 PROXY STATEMENT
COMPENSATION OF TRUSTEES

Trustees who are not officers of the Company receive an annual retainer. During 2022, Mr. Roth received no compensation for his service as a Trustee. Non-management members of the Board are compensated as follows: (1) each such member receives an annual cash retainer equal to $75,000; (2) each such member receives an annual grant of restricted shares or restricted units with a value equal to $175,000 (not to be sold while such member is a Trustee, except in certain circumstances); (3) the Lead Independent Trustee receives an additional annual cash retainer of $75,000; (4) the Audit Committee Chair receives an additional annual cash retainer of $50,000 and other Audit Committee members each receive an annual cash retainer of $25,000; and (5) the Chair and members of all other committees (other than the Executive Committee) each receive an additional annual cash retainer of $30,000 and $5,000, respectively.
The following table sets forth the compensation that was earned or paid in 2022 for the non-management members of our Board.
Name	Fees Earned or Paid in Cash ($)	Share/Unit Awards ($)(1)	All Other Compensation ($)	Total ($)
Candace K. Beinecke	180,000	137,750	—	317,750
Michael D. Fascitelli	75,000	137,750	208,320(3)	421,070
Beatrice Hamza Bassey	96,945	137,750	—	234,695
William W. Helman IV	85,000	137,750	—	222,750
David M. Mandelbaum	75,000	137,750	—	212,750
Mandakini Puri	130,000	137,750	—	267,750
Daniel R. Tisch	130,000	137,750	—	267,750
Raymond J. McGuire(2)	56,452	334,525	—	390,977
Dr. Richard West	40,940	—	—	40,940
Russell B. Wight, Jr.	75,000	137,750	—	212,750

(1)
The amounts presented in this column reflect the grant date fair value of equity awards (calculated pursuant to FASB ASC Topic 718) granted in 2022. The grant date fair value is the amount we would expense in our consolidated financial statements over the award’s anticipated vesting schedule. These amounts differ from that set forth in the first introductory paragraph above as that amount is based on the market price for our Shares on the date of grant. For additional information on our value assumptions, refer to footnote 14 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 as filed with the SEC. Dividends are paid on both the vested and unvested portion of Restricted Share and Restricted Unit awards. For information concerning the aggregate equity awarded to non-management Trustees under our omnibus share plans, see Note 7 to the Principal Security Holders table.

(2)
Mr. McGuire was elected as a Trustee on March 31, 2022. Fees paid in cash include his partial year of service. Mr. McGuire’s Share/Unit Awards include a one-time grant of restricted equity with a value on the date of grant of  $196,775 in connection with him joining the Board.

(3)
Represents the incremental cost of secretarial services and office space provided to Mr. Fascitelli at one of our properties.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee grants awards under the Company’s omnibus share plans and makes all other executive compensation determinations. Mr. Roth is the only officer or employee of the Company who is also a member of the Board. There are no interlocking relationships involving the Board which require disclosure under the executive compensation rules of the SEC.

VORNADO REALTY TRUST	69
2023 PROXY STATEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Related Person Transactions
We review all relationships and transactions in which we and our significant shareholders, Trustees and our executive officers or their respective immediate family members are participants (including transactions required to be disclosed under Item 404 of Regulation S-K) to determine whether such persons have a direct or indirect material interest in the transaction. Our policy (as set forth in our Code of Business Conduct and Ethics) is to determine whether such an interest exists, applying the standards set forth in Item 404 of Regulation S-K and our Corporate Governance Guidelines. Our legal and financial staff is primarily responsible for the development and implementation of processes and controls to obtain information from our significant shareholders, Trustees and our executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether we or a related person has a direct or indirect material interest in the transaction. As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person are disclosed in this proxy statement. We also disclose transactions or categories of transactions we consider in determining that a Trustee is independent. In addition, our Audit Committee and/or our Corporate Governance and Nominating Committee reviews and, if appropriate, approves or ratifies any related person transaction that is required to be disclosed. These committees, in the course of their review of a disclosable related-party transaction, consider: (1) the nature of the related person’s interest in the transaction; (2) the material terms of the transaction; (3) the importance of the transaction to the related person; (4) the importance of the transaction to the Company; (5) whether the transaction would impair the judgment of a Trustee or executive officer to act in the best interest of the Company; and (6) any other matters these committees deem appropriate.
Transactions Involving Interstate Properties
As of March 20, 2023, Interstate and its partners collectively beneficially owned approximately 7% of our outstanding Shares and approximately 26% of Alexander’s outstanding common stock. Interstate is a general partnership in which Steven Roth, David M. Mandelbaum and Russell B. Wight, Jr. are the partners. Mr. Roth is Chairman of the Board and Chief Executive Officer of the Company, the Managing General Partner of Interstate, and the Chairman of the Board of Directors and Chief Executive Officer of Alexander’s. Messrs. Mandelbaum and Wight are Trustees of the Company and also directors of Alexander’s.
We manage and lease the real estate assets of Interstate pursuant to a management agreement for which we receive an annual fee equal to 4% of annual base rent and percentage rent. The management agreement has a term of one year and automatically renews unless terminated by either of the parties on 60 days’ notice at the end of the term. We believe, based upon comparable fees charged by other real estate companies, that the terms are fair to us. We earned $204,000 in management fees under the agreement for the year ended December 31, 2022.
Transactions Involving Alexander’s
As of March 20, 2023, Interstate and its three general partners—Steven Roth (Chairman of the Board and Chief Executive Officer of the Company and Chairman of the Board of Directors and Chief Executive Officer of Alexander’s), David M. Mandelbaum (a Trustee of the Company and director of Alexander’s) and Russell B. Wight, Jr. (a Trustee of the Company and director of Alexander’s)—beneficially owned approximately 7% of our outstanding Shares and approximately 26% of Alexander’s outstanding common stock. The Company beneficially owns approximately 32% of the outstanding common stock of Alexander’s. Ms. Puri, our trustee, also serves as a director of Alexander’s.
We manage, develop and lease Alexander’s properties pursuant to the agreements described below, which expire in March of each year and renew automatically.
Management and Development Agreements.   Pursuant to our management and development agreement with Alexander’s, we receive an annual fee for managing Alexander’s and all of its properties equal to the sum of (i) $2,800,000, (ii) 2% of the gross revenue from the Rego Park II Shopping Center, (iii) $0.50 per square foot of the tenant-occupied office and retail space at 731 Lexington Avenue, and (iv) $354,000, escalating at 3% per annum, for managing the common area of 731 Lexington Avenue.
In addition, we are entitled to a development fee of 6% of development costs, as defined.

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2023 PROXY STATEMENT
Leasing and Other Agreements.   We provide Alexander’s with leasing services for a fee of 3% of rent for the first ten years of a lease term, 2% of rent for the eleventh through the twentieth year of a lease term, and 1% of rent for the twenty-first through thirtieth year of a lease term, subject to the payment of rents by Alexander’s tenants. In the event that third-party real estate brokers are used, our leasing fee increases by 1% and we are responsible for the fees to the third-party real estate brokers. We are also entitled to a commission upon the sale of any of Alexander’s assets of 3% of gross proceeds, as defined, for asset sales of less than $50,000,000, or 1% of gross proceeds, as defined, for asset sales of $50,000,000 or more.
Other Agreements.   BMS, our wholly-owned subsidiary supervises (i) the cleaning, engineering and security services at Alexander’s 731 Lexington Avenue property and (ii) security services at Alexander’s Rego Park I, Rego Park II properties and The Alexander apartment tower.
During the year ended December 31, 2022, Alexander’s incurred $2,800,000 in management fees, $3,000 in development fees, $1,378,000 in leasing fees and $5,912,000 for property management and other fees under its agreements with the Company and/or BMS.
At December 31, 2022, Alexander’s owed the Company (i) $742,000 for management, property management, cleaning, engineering and security fees, and (ii) $59,000 for leasing fees.
Certain Other Transactions or Relationships
With respect to our building at 888 Seventh Avenue, we are the lessee under a ground lease that expires in 2067, assuming all renewal options are exercised. The lessor under the ground lease is a limited liability company that is owned by several members, some of which include trusts for the benefit of the family of Mr. David M. Mandelbaum (one of our Trustees), his children, his brother, his sister and his sister’s family. Mr. Mandelbaum has no voting or pecuniary interest in these trusts or in the ground lease. The underlying fee property was purchased by the parents of Mr. Mandelbaum in 1961 and placed into trusts at that time for the benefit of their children and grandchildren. Since 1961, this property has been owned 20% by these trusts and, when the trusts expired, descendants of Mr. Mandelbaum’s parents. The remaining 80% of the limited liability company is owned by two unrelated families. One family owns 55% of the limited liability company and is its managing member. Mr. Mandelbaum’s personal interest in the property is an indirect 2.66% interest. We acquired the building at 888 Seventh Avenue (and the tenant’s interest under the ground lease) from an unrelated party in 1998. The limited liability company owning the ground receives under the ground lease an aggregate payment of $3,350,000 per year in rent.
In 2022, Mr. Mandelbaum’s spouse and his brother collectively paid approximately $175,000 in condominium fees with respect to their apartments at 220 Central Park South, a Vornado development.
Our property, Wayne Town Center, is subject to a ground lease owned by members of David M. Mandelbaum’s family or trusts for their benefit. The rent on the ground lease in 2022 was $5,047,657 and increases by the greater of CPI or 6% per year. Mr. Mandelbaum has no direct voting or pecuniary interest in these trusts or in the ground lease.
Steven Roth, our Chairman and Chief Executive Officer, also serves as a member of the Board of Trustees of Urban Edge Properties, a former affiliate of the Company until its 2023 annual meeting, and, until May 2021, Mr. Roth also served as Chairman of the Board of Directors of JBG Smith Properties, a former affiliate of the Company.
Daryl Roth Productions Ltd., owned by Mr. Roth’s family, is also a tenant at our building at 888 Seventh Avenue in New York City pursuant to a lease at market terms. Pursuant to the lease, during 2022, Daryl Roth Productions paid rent of $464,161. In addition, Daryl Roth Productions paid $58,275 to Vornado in 2022 for information technology services.
During 2022, the Company reimbursed a company owned by Mr. Roth $125,420 for the use, for Company-business purposes, of an airplane owned by such company. In 2023, the Company made an additional payment of $147,008 to the company owned by Mr. Roth in respect of use of such airplane by Mr. Chera during 2022 for Mr. Chera’s personal use to provide transportation to receive medical treatments.
We provide various services to the Manhattan High Street and Times Square Joint Venture in accordance with management, development, leasing and other agreements. Haim Chera, Executive Vice President—Head of

VORNADO REALTY TRUST	71
2023 PROXY STATEMENT
Retail, has an investment in Crown Acquisitions Inc. and Crown Retail Services LLC (collectively, “Crown”), companies controlled by Mr. Chera’s family. Crown has a nominal minority interest in our Manhattan High Street and Times Square JV. Crown also has an approximately 10% interest in our 697-703 Fifth Avenue property. Additionally, we have other investments with Crown. In addition, Mr. Chera is the guarantor on a residential lease pursuant to which Mr. Chera’s son leased a residential apartment from us on market terms. Pursuant to the lease, Mr. Chera’s son paid aggregate rent of $143,000 in 2022.

72	VORNADO REALTY TRUST
2023 PROXY STATEMENT
REPORT OF THE AUDIT COMMITTEE

The Audit Committee’s purposes are to: (i) assist the Board of Trustees (the “Board of Trustees” or the “Board”) of Vornado Realty Trust, a Maryland real estate investment trust (the “Company”), in its oversight of (a) the integrity of the Company’s financial statements, (b) the Company’s compliance with legal and regulatory requirements, (c) the qualifications and independence of the Company’s independent registered public accounting firm, and (d) the performance of the Company’s independent registered public accounting firm and the Company’s internal audit function; and (ii) prepare an Audit Committee report as required by the Securities and Exchange Commission (the “SEC”) for inclusion in the Company’s annual proxy statement. The function of the Audit Committee is oversight. The Board of Trustees, in its business judgment and upon the recommendation of the Corporate Governance and Nominating Committee of the Board, has determined that all members of the Audit Committee are “independent,” as required by applicable listing standards of the New York Stock Exchange (the “NYSE”), as currently in effect, and in accordance with the rules and regulations promulgated by the SEC. The Board of Trustees has also determined that each member of the Audit Committee is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the rules of the NYSE and that each of Ms. Puri and Mr. Tisch is an “audit committee financial expert” within the meaning of the rules of the SEC. The Audit Committee operates pursuant to an Audit Committee Charter.
Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the establishment and effectiveness of internal control over financial reporting, and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm, Deloitte & Touche LLP, is responsible for planning and carrying out a proper audit of the Company’s annual financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles and auditing the effectiveness of internal control over financial reporting.
In performing its oversight role, the Audit Committee has considered and discussed the audited consolidated financial statements with management and Deloitte & Touche LLP. The Audit Committee has also discussed with Deloitte & Touche LLP the matters required to be discussed by PCAOB Auditing Standard No. 16, Communications with Audit Committees. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence.The Audit Committee has also discussed with the independent registered public accounting firm its independence. The independent registered public accounting firm has free access to the Audit Committee to discuss any matters the firm deems appropriate.
Based on the reports and discussions described in the preceding paragraph and subject to the limitations on the role and responsibilities of the Audit Committee referred to below and in the Audit Committee Charter in effect during 2022, the Audit Committee recommended to the Board of Trustees that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s consolidated financial statements has been carried out in accordance with the auditing standards of the PCAOB, that the consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that Deloitte & Touche LLP is in fact “independent” or the effectiveness of the Company’s internal controls.
The Audit Committee of the Board of Trustees
BEATRICE HAMZA BASSEY
MANDAKINI PURI
DANIEL R. TISCH

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2023 PROXY STATEMENT
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, the “Deloitte Entities”) have been the Company’s independent registered public accounting firm since 1976. The Audit Committee selected Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Among other matters, the Audit Committee concluded that current requirements for audit partner rotation, limitation of services and other regulations affecting the audit engagement process substantially assist in supporting auditor independence. As a matter of good corporate governance, the Audit Committee has determined to submit its selection to shareholders for ratification. In the event that this selection of an independent registered public accounting firm is not ratified by the affirmative vote of a majority of the votes cast on the proposal, the Audit Committee will review its future selection of an independent registered public accounting firm but will retain all rights of selection.
Even if the selection of the Deloitte Entities is ratified at the Annual Meeting, the Audit Committee, in its discretion, may change the appointment at any time during the year.
We expect that representatives of the Deloitte Entities will be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Audit Fees
The aggregate fees billed by the Deloitte Entities for the years ended December 31, 2022 and 2021, for professional services rendered for the audits of the Company’s annual consolidated financial statements included in the Company’s Annual Reports on Form 10-K, for the reviews of the consolidated interim financial statements included in the Company’s Quarterly Reports on Form 10-Q and reviews of other filings or registration statements under the Securities Act of 1933, as amended, and Securities Exchange Act during those fiscal years were $2,779,000 and $2,637,000, respectively.
Audit-Related Fees
The aggregate fees billed by the Deloitte Entities for the years ended December 31, 2022 and 2021 for professional services rendered that are related to the performance of the audits or reviews of the Company’s consolidated financial statements which are not reported above under “Audit Fees” were $1,578,000 and $1,791,000, respectively. “Audit-Related Fees” generally includes fees for stand-alone audits of subsidiaries.
Tax Fees
The aggregate fees billed by the Deloitte Entities for the years ended December 31, 2022 and 2021 for professional services rendered for tax compliance, tax advice and tax planning were $1,284,000 and $1,166,000, respectively. “Tax Fees” generally include fees for tax consultations regarding return preparation and REIT tax law compliance.
All Other Fees
Other than those described above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” there were no other fees billed by the Deloitte Entities for the years ended December 31, 2022 and 2021.
Pre-Approval Policies and Procedures
In May 2003, the Audit Committee established a policy of reviewing and approving engagement letters with the Deloitte Entities for the services described above under “Audit Fees” before the provision of those services commences. For all other services, the Audit Committee has detailed policies and procedures pursuant to which it has pre-approved the use of the Deloitte Entities for specific services for which the Audit Committee has set an aggregate quarterly limit of $250,000 on the amount of other services that the Deloitte Entities can provide the Company. Any services not specified that exceed the quarterly limit, or which would cause the amount of total other services provided by the Deloitte Entities to exceed the quarterly limit, must be approved by the Audit Committee Chairman before the provision of such services commences. The Audit Committee also requires

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2023 PROXY STATEMENT
management to provide it with regular quarterly reports of the amount of services provided by the Deloitte Entities. Since the adoption of such policies and procedures, all of such fees were approved by the Audit Committee in accordance therewith.
The Board of Trustees recommends that you vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
The affirmative vote of holders of a majority of the votes cast on this proposal at the Annual Meeting, assuming a quorum is present, is required for its approval. Because banks, brokers and other nominees are entitled to vote on this matter in their discretion if they do not receive instructions from the applicable beneficial owner of Shares, we do not expect there to be any broker non-votes on this proposal. Abstentions will not be counted as votes cast and will have no effect on the result of this vote.

VORNADO REALTY TRUST	75
2023 PROXY STATEMENT
PROPOSAL 3: NON-BINDING, ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

The Compensation Discussion and Analysis section appearing earlier in this proxy statement describes our executive compensation program and the compensation decisions made by the Compensation Committee in or for 2022 with respect to our Chief Executive Officer and other officers named in the Summary Compensation Table (whom we refer to as the “Named Executive Officers”). In accordance with the rules and regulations of the SEC, the Board of Trustees is asking shareholders to vote for the following non-binding, advisory resolution:
Advisory Resolution on Executive Compensation
Proposal:   That the shareholders of Vornado Realty Trust (the “Company”) approve, by a non-binding, advisory resolution, the compensation of the Company’s executive officers named in the Summary Compensation Table, as disclosed in the proxy statement for this Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the tables and the related footnotes and narrative accompanying the tables contained in our “Executive Compensation” section).
Supporting Statement:   In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, our shareholders have the opportunity to vote to approve, on an advisory and non-binding basis, the compensation of our Named Executive Officers. At our 2017 Annual Meeting of Shareholders, our shareholders elected, via an affirmative vote of a majority of all votes cast on the matter, to hold such non-binding, advisory votes on executive compensation on an annual basis, and, accordingly, we have elected to continue to annually hold an advisory vote on the compensation of our Named Executive Officers.
Our executive compensation programs are described in detail in this proxy statement in the section titled “Compensation Discussion and Analysis,” the accompanying tables and the related narrative disclosure in this Proxy Statement. These programs are designed to attract and retain talented individuals who possess the skills and expertise necessary to lead Vornado and to promote our business objectives while aligning the interests of the Named Executive Officers with our shareholders to enhance positive financial results. The Compensation Committee regularly assesses all elements of the compensation paid to our Named Executive Officers.
The results of this advisory vote are not binding on the Compensation Committee, the Company or our Board of Trustees. Nevertheless, our Board of Trustees values input from our shareholders and will consider carefully the results of this vote when making future decisions concerning executive compensation.
The Board of Trustees unanimously recommends a vote “FOR” the non-binding, advisory resolution on executive compensation.
The affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting, assuming a quorum is present, is necessary to approve, on an advisory basis, the compensation of our Named Executive Officers. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of this vote.

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2023 PROXY STATEMENT
PROPOSAL 4: NON-BINDING, ADVISORY RESOLUTION ON THE FREQUENCY OF EXECUTIVE COMPENSATION ADVISORY VOTES

In Proposal 3, shareholders are being asked to cast a non-binding, advisory vote with respect to the compensation of the Company’s executive officers named in the Summary Compensation Table. In this Proposal 4, as required by the rules and regulations of the SEC, the Board of Trustees is asking shareholders to cast a non-binding, advisory vote on how frequently such votes with respect to executive compensation should be held in the future. Shareholders will be able to cast their votes on whether to hold votes with respect to executive compensation every one, two or three years. Alternatively, you may abstain from casting a vote. This advisory vote is not binding on the Board.
Advisory Resolution on Frequency of Executive Compensation
Proposal:   That the shareholders of Vornado Realty Trust recommend, by a non-binding, advisory vote, whether a non-binding, advisory shareholder vote to approve the compensation of the Company’s named executive officers should occur every one, two or three years.
Board of Trustees Statement:   After careful consideration, our Board of Trustees has determined that an advisory vote on executive compensation that occurs every year is the most appropriate for our Company.
The Board of Trustees unanimously recommends a vote for the option of “1 YEAR” as the frequency with which shareholders are provided a non-binding, advisory vote on executive compensation.
The option of one, two or three years receiving the affirmative vote of a majority of all the votes cast on this proposal at the Annual Meeting, assuming a quorum is present, will be considered the frequency recommended by shareholders. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. Shareholder approval of this proposal is not binding upon the Board of Trustees. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of this vote.

VORNADO REALTY TRUST	77
2023 PROXY STATEMENT
PROPOSAL 5: APPROVAL OF THE COMPANY’S 2023 OMNIBUS SHARE PLAN

The Board of Trustees is asking the Company’s shareholders to approve the 2023 Omnibus Share Plan of Vornado Realty Trust (the “2023 Omnibus Share Plan” or the “2023 Plan”). The 2023 Omnibus Share Plan is intended to supersede and replace the Company’s 2019 Omnibus Share Plan (the “2019 Plan”) that is currently in effect. If the 2023 Plan is approved, upon such approval, no additional awards will be made under the 2019 Plan, but the terms and conditions of any outstanding awards granted under the 2019 Plan will not be affected. If the 2023 Plan is not approved by shareholders, no awards will be made under the 2023 Plan, the 2023 Plan will be null and void in its entirety, and the 2019 Plan will remain in full force and effect in accordance with its terms and conditions.
The Board of Trustees has determined that it is in the best interests of the Company to adopt the 2023 Plan, which was unanimously approved by the Board on February 9, 2023. Including the number of Shares remaining available under the 2019 Plan as of April 5, 2023, which was approximately 2.8 million full value Shares, the 2023 Plan provides for the issuance of equity-based awards covering up to 10,800,000 Shares if all awards were full value awards (restricted stock and full value restricted units) or 21,600,000 Shares if all awards were not full value awards (awards that require the grantee to pay an exercise or conversion price or otherwise do not deliver the full value of the underlying Share or underlying OP Unit).
The Board of Trustees believes that the maximum of 10,800,000 full value Share awards that would be available for grant under the 2023 Plan would provide sufficient Shares for equity-based compensation needs of the Company from May 2023 through the 2027 annual shareholder meeting, subject to headcount growth and any unexpected factors. This estimate is based on our recent usage of equity-based awards and growth estimates and is adjusted upward to allow for any one-time performance-based awards that the Board or Compensation Committee may determine to grant in the future to retain and incentivize Company employees, the potential that performance-based awards may be earned above target goals and for flexibility around the types of equity-based awards that may be used. The Company may determine to utilize a substantial portion of Shares available under the 2023 Plan (if adopted by Shareholders), to make one-time grants to certain Company employees, including non-NEOs, for retention purposes and in order to align such employees’ with shareholder returns. While the Compensation Committee has not made any determinations regarding the size or structure of any such awards, and the Compensation Committee may determine not to grant such awards, our current expectation is that awards will be comprised of a mix of time-based and performance-based awards (including tied to operational performance) and a large portion will be performance-based awards that will be linked to total shareholder returns. The actual structure of any awards could be materially different from the description above.
As of April 5, 2023, approximately 2.8 million full value Shares remained available for issuance under the 2019 Plan, which, based on the analysis above and our “burn rate” discussed below and retention considerations, we believe to be sufficient to continue our current grant practices for no more than approximately one year. Running out of capacity to grant additional equity-based compensation, could have significant negative consequences and could, among other things, inhibit our ability to align employees’ interests with those of shareholders through equity-based compensation and impede our ability to attract and retain talent.
Therefore, the Board of Trustees urges you to vote to approve the 2023 Plan.

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2023 PROXY STATEMENT
Features of the 2023 Omnibus Share Plan
•
No Evergreen or Liberal Share Recycling Provisions.   The 2023 Plan does not contain an evergreen provision and authorizes a fixed number of Shares available for grant. Shares tendered by a participant or withheld by the Company in payment of the exercise price or consideration required to be paid, or to satisfy any tax withholding obligation, with respect to an award are not available for future awards.

•
No Discounted Awards or Repricings   The exercise price per Share of options and stock appreciation rights may not be less than the fair market value of a Share on the grant date and options and stock appreciation rights may not be repriced without shareholder approval.

•
Clawback, Equity Ownership and Anti-Hedging Policies.   Awards under the 2023 Plan will be subject to our policies, including our clawback policy, equity ownership guidelines and anti-hedging policy.

•
One-year Minimum Vesting for all Award Types.   Subject to acceleration of vesting for certain events and for certain grants to retirement eligible employees to the extent permitted under the 2023 Plan, awards are subject to a minimum of one-year vesting with a limited exception that up to five percent of available Shares may be subject to awards without this minimum vesting period.

Burn Rate and Overhang
The Company’s historical share usage under its equity compensation plans (sometimes referred to as “burn rate”) and the potential dilution of the Company’s shareholders that could occur as a result of the Company’s equity plans (sometimes referred to as “overhang”) are summarized below.
Burn Rate.   The following table sets forth information regarding awards granted and earned, the “burn rate” for each of the last three fiscal years and the average burn rate over the last three years.
	2020	2021	2022	Average
(a) Time-based restricted stock/units granted(1)	546,600	816,019	501,169	621,263
(b) Performance-based Units earned in the respective years	—	—	—(3)	—
(c) Options/AO LTIP Units granted to employees(1)	206,753	—	—	68,918
(d) Net increase in diluted shares due to equity awards (a+b+c)(1)	753,353	816,019	501,169	690,180
(e) Weighted-average shares outstanding	191,146,220	191,551,085	191,774,873	191,490,726
(f) Burn rate (d/e)(2)	0.39%	0.43%	0.26%	0.36%

(1)
Reflects the gross maximum number of Shares underlying awards granted during the respective year.

(2)
Not adjusted for forfeitures, withholding and expirations, which would reduce the burn rate if taken into account.

(3)
In April 2023, the Compensation Committee determined that 102,366 LTPP Units were initially earned with respect to the operational component of the 2022 LTPP. These units are not reflected in the table above.

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2023 PROXY STATEMENT
Share Overhang.   Based on the calculations set forth below, the total potential dilution or “overhang” resulting from the 10.8 million shares that would be available for grant following adoption of the 2023 Plan, would be 5.63% based on our basic Shares outstanding, or 5.23% based on the diluted Shares outstanding, as of April 5, 2023. Taking into account Shares underlying outstanding awards under the 2010 and 2019 Omnibus Share Plans, the dilution rate would be 8.79% or 8.16% on a basic and diluted basis, respectively.
We believe that shareholders should evaluate the “share overhang” or dilution rate, based on the number of Shares available under the 2023 plan (as calculated in rows (i) and (j) below) without taking into account the Shares underlying outstanding awards under the 2010 and 2019 Omnibus Share Plans because such awards are already outstanding regardless of adoption of the 2023 Plan.
In addition, we believe that shareholders should evaluate the “share overhang” or dilution rate, as set forth in the table below, using 10,800,000 shares available under the 2023 Plan (row (a)) which represents the maximum amount of Full-Value shares that would be available under the 2023 Plan, rather than using the 21,600,000 number of options that are available under the 2023 Plan (representing two times the amount of full-value shares available) given that option awards require the holder to pay an exercise to the Company based on the grant date Share price.
(a)	Shares available under the 2023 Plan	10,800,000
(b)	Shares underlying outstanding awards under the 2010 and 2019 Omnibus Share Plans(1)	6,070,183
(c)	Shares remaining available under the 2010 and 2019 Omnibus Share Plans (upon adoption of the 2023 Omnibus Share Plan)	—
(d)	Total Shares authorized for or outstanding under equity awards (a+b+c)	16,870,189
(e)	Common shares outstanding	191,880,615
(f)	Diluted Shares outstanding	206,698,025
(g)	Overhang of Total Shares authorized for or outstanding under equity awards per basic common shares outstanding (d/e)	8.79%
(h)	Overhang per diluted common shares outstanding (d/f)	8.16%
(i)	Overhang of Shares available under the 2023 Plan per basic common shares outstanding (a/e)	5.63%
(j)	Overhang of Shares available under the 2023 Plan per diluted common shares outstanding (a/f)	5.23%

(1)
Shares underlying outstanding awards include 367,374 stock options and AO LTIP Units. The weighted average strike price for these awards is $64.22 and the average remaining term is 5.15 years. In addition, there are awards of 5,702,809 shares and units outstanding, of which 2,140,276 are performance-based awards.

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2023 PROXY STATEMENT
SUMMARY OF THE 2023 OMNIBUS SHARE PLAN

A copy of the full text of the 2023 Plan is attached as Annex A to this proxy statement and the summary below of the 2023 Plan is qualified in its entirety by reference to the text of the 2023 Plan. For additional information regarding equity-based compensation granted to our Named Executive Officers in 2022, see “Compensation Discussion and Analysis.”
Purpose
The purpose of the 2023 Plan is to promote the interests of the Company by encouraging its employees and the employees of its subsidiaries, including officers (together, the “Employees”), its non-employee trustees and non-employee directors of its subsidiaries (together, the “Non-Employee Trustees) and certain non-employee advisors and consultants that provide bona fide services to the Company or its subsidiaries (together, the “Consultants”) to acquire an ownership position in the Company, enhancing its ability to attract and retain Employees, Non-Employee Trustees and Consultants of outstanding ability and providing such Employees, Non-Employee Trustees and Consultants with a way to acquire or increase their proprietary interest in the Company’s success and to further align the interests of Employees, Non-Employee Trustees and Consultants with shareholders.
Overview
Under the 2023 Plan, eligible participants may be granted awards of stock options, stock appreciation rights, performance shares, restricted stock, other stock-based awards (including the grant or offer for sale of unrestricted Shares) and limited partnership units (“OP Units”) of Vornado Realty L.P. (or any successor entity), the entity through which the Company conducts substantially all its business (including appreciation-only OP Units). Awards of performance shares, restricted stock and other stock-based awards may provide the holder with dividends or dividend equivalents and voting rights prior to vesting. If dividends or dividend equivalents are granted, dividend and dividend equivalents will be paid to the holder at the same time as the Company pays dividends to holders of the Company’s Shares but not less than annually. Notwithstanding the foregoing, a holder’s right to dividends and dividend equivalent payments in the case of an award that is subject to performance-based conditions will be treated as unvested so long as the performance conditions have not been met, and any such dividend equivalent payments that would otherwise have been paid during the performance period will instead be accumulated and paid within 30 days following the date on which such award is determined by the Company to have been earned.
Shares Available for Grant under the 2023 Plan
Subject to adjustment as described below, awards may be granted under the 2023 Plan with respect to a maximum of 10,800,000 Share Equivalents (as defined below), which, in accordance with the share counting provisions of the 2023 Plan, would result in the issuance of up to a maximum of 10,800,000 Shares if all awards granted under the 2023 Plan were Full Value Awards (as defined below) and 21,600,000 Shares if all of the awards granted under the 2023 Plan were Not Full Value Awards (as defined below) (which includes approximately 2.8 million Shares remaining under the 2019 Plan on April 5, 2023). “Share Equivalents” are the measuring unit for determining the number of Shares that may be subject to awards.
The 2023 Plan is commonly referred to as a fungible unit plan. Restricted shares, restricted units or other securities that have a value equivalent to a full Share are referred to as “Full Value Awards.” Securities such as options, appreciation-only OP Units or stock appreciation rights that require the grantee to pay an exercise or conversion price or otherwise do not deliver the full value of the underlying Share or underlying OP Unit due to the deduction of a strike price are referred to as “Not Full Value Awards.” When a grant is made under the 2023 Plan, we will reduce the number of Share Equivalents available under the 2023 Plan (1) one Share Equivalent for each Share awarded pursuant to an award that is a Full Value Award and (2) one-half a Share Equivalent for each Share awarded pursuant to an award that is a Not Full Value Award, such that a Share underlying a Full Value Award reduces the number of Share Equivalents available under the 2023 Plan by double the number that a Share underlying a Non-Full Value Award would. This means, for instance, if we were to award only restricted shares under the 2023 Plan, we could award 10,800,000 restricted shares. On the other hand, if we were to award only options under the 2023 Plan, we could award options to purchase 21,600,000 Shares (at the applicable exercise price). We also could issue any combination of the foregoing (or of other securities available under the 2023 Plan) with the reductions in availability to be made in accordance with the foregoing ratios.

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2023 PROXY STATEMENT
If any award granted under the 2023 Plan expires or is forfeited, terminated or cancelled, or is paid in cash in lieu of Shares, then the Shares underlying any such award will again become available for grant under the 2023 Plan in an amount equal to one Share Equivalent for each Share that is subject to a Full Value Award and by one-half Share Equivalent for each Share that is subject to an award that is a Not Full Value Award, in each case, at the time such award expires or is forfeited, terminated or cancelled. Awards that are settled in cash do not affect the number of Share Equivalents available for awards under the 2023 Plan to the extent paid or settled in cash.
The number of Share Equivalents available under the 2023 Plan will be reduced (1) upon the exercise of a stock option, appreciation-only OP Unit or a stock appreciation right by one-half of the gross number of Shares for which the award is exercised even if the award is exercised by means of a net-settlement exercise procedure or if Shares are withheld to satisfy any tax withholding obligation and (2) by one Share for each Share withheld to satisfy any tax withholding obligation with respect to any Full Value Award. Awards issued or assumed under the 2023 Plan in connection with any merger, consolidation, acquisition of property or stock, reorganization or similar transaction will not count against the number of Share Equivalents that may be granted under the 2023 Plan.
No more than 21,600,000 Shares (subject to adjustment as described below) may be issued upon the exercise of “incentive stock options” (within the meaning of Section 422 of the Internal Revenue Code) granted under the 2023 Plan.
Shares issued under the 2023 Plan would be authorized and unissued Shares. The fair market value of one Share on March 20, 2023 was $14.61 per Share (the average of the high and low market price on the New York Stock Exchange on that date).
Estimate of Benefits
Because awards under the 2023 Plan are made on a discretionary basis by the Board or Compensation Committee, it is not possible to determine the benefits that will be received by our executive officers and other key employees. Information on our most recent equity awards is set forth under “Compensation Discussion and Analysis,” “Executive Compensation” and “New Plan Benefits.”
Adjustment of and Changes in Shares
In the event of any change in the outstanding Shares by reason of any share dividend or split, reverse split, reclassification, recapitalization, merger, consolidation, spinoff, combination or exchange of Shares or other corporate change, or any distributions to shareholders other than regular cash dividends (including, without limitation, a distribution of common or preferred shares of beneficial interest of the Trust), the Compensation Committee will make such substitution or adjustment, if any, as it deems equitable to (1) the kinds of common shares, preferred shares or other securities, and the number of Share Equivalents, for which awards may be granted under the 2023 Plan, (2) the number and kinds of Shares or other securities issued or reserved for issuance pursuant to outstanding awards and (3) the number and kinds of Shares or other common shares that can be issued through incentive stock options.
Administration
The 2023 Plan will be administered and interpreted by the Compensation Committee. The Compensation Committee is authorized to select Employees, Non-Employee Trustees and Consultants to receive awards, determine the type of awards to be made, determine the number of equity-based securities subject to any award and the other terms and conditions of such awards. Our Board of Trustees, in its sole discretion, also may grant awards or administer the 2023 Plan.
Eligibility
As of December 31, 2022, 560 Employees, 9 Non-Employee Trustees and 4 Consultants would have been eligible to participate in and receive awards under the 2023 Plan, if it had been adopted and effective at such time.
Transfer Restrictions
Awards are not assignable or transferable except by will or the laws of descent and distribution and no right or interest of any holder may be subject to any lien, obligation or liability of the holder. The Compensation Committee

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may determine, at the time of grant or thereafter, that an award (other than stock options intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code) is transferable by a holder to such holder’s immediate family members (or trusts, partnerships or limited liability companies established for such immediate family members).
Clawback/Recoupment
Awards granted under the 2023 Plan will be subject to the requirement that the awards be forfeited or repaid to the Company after they have been distributed to the participant (i) to the extent set forth in an award agreement or (ii) to the extent covered by any clawback or recapture policy adopted by the Company from time to time, or any applicable laws that impose mandatory forfeiture or recoupment, under circumstances set forth in such applicable laws.
Term; Amendment and Termination
The 2023 Plan has a term through May 18, 2033, but any award granted prior to such date, and the Compensation Committee’s authority to administer the terms of such awards, will remain in effect until the award is settled or lapses. The 2023 Plan will be effective, subject to its approval by the shareholders, as of the date of the approval by the requisite number of shareholders of the Trust at the 2023 Annual Meeting. The Compensation Committee may amend or terminate the 2023 Plan or any portion of the 2023 Plan at any time, except that no amendment may be made without shareholder approval if such amendment (i) would increase the maximum aggregate number of Shares that may be issued under the 2023 Plan, (ii) would materially expand the class of service providers eligible to participate in the 2023 Plan, (iii) would result in a material increase in the benefits accrued to participants under the 2023 Plan, (iv) would reduce the exercise or conversion price of outstanding stock options or stock appreciation rights or cancel outstanding stock options or stock appreciation rights in exchange for cash, other awards or stock options or stock appreciation rights with an exercise or conversion price that is less than the exercise or conversion price of the original stock options or stock appreciation rights or (v) requires shareholder approval to comply with any applicable laws, regulations or rules, including the rules of a securities exchange or self-regulatory agency. If there is a change in applicable tax law such that OP Units become taxable to the holder of such OP Units as ordinary income, the Operating Partnership, at any time in the sole discretion of the Company or the general partner of the Operating Partnership, may cause the OP Units to be restructured and/or substituted for other awards in a way that permits a tax deduction to the Operating Partnership or the Company while preserving substantially similar pre-tax economics to the holder of such OP Units.
Types of Awards
Operating Partnership Units
OP Units are valued by reference to the value of the underlying Shares to which such award relates. The employment conditions, the length of the period for vesting and other applicable conditions and restrictions of OP Unit awards, including computation of financial metrics and/or achievement of pre-established performance goals, are established by the Compensation Committee. Such OP Unit awards may provide the holder with dividend-equivalent rights prior to vesting.
Appreciation-Only OP Units (or AO LTIP Units).
“AO LTIP Units” are a class of OP Units that are intended to produce for holders a substantially similar non-tax economic effect as that of options. Each AO LTIP Unit is potentially convertible into Class A OP Units (each one of which is ultimately redeemable for one Share or cash at the option of the Company). Each AO LTIP Unit will be issued under the 2023 Plan and may be convertible for up to a period of 10 years from the date of grant. The employment conditions, the length of the period for vesting and other applicable conditions and restrictions of AO LTIP Unit awards, including computation of financial metrics and/or achievement of pre-established performance goals, are established by the Compensation Committee. On the date of grant, each AO LTIP Unit is awarded with a specified conversion price. That conversion price will never be lower (and may be significantly higher) than the price for one Share on the date of grant. Each AO LTIP Unit, on conversion, will be converted into such number of Class A OP Units that has a value equal to the excess of the closing price per Share on the date of conversion on the New York Stock Exchange over the specified conversion price. After a required two-year

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holding period, those Class A OP Units, in turn, may be redeemable for Shares. Such AO LTIP Unit awards may provide the holder with dividend-equivalent rights prior to vesting.
Stock Options
Stock options entitle the holder to purchase the Company’s Shares at a per Share price determined by the Compensation Committee, which in no event may be less than the fair market value of the Shares on the date of grant. Options may be either “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code or “non-qualified” stock options.
Stock options are exercisable for such period as is determined by the Compensation Committee, but in no event may options be exercisable after 10 years from the date of grant. The option price for Shares purchased upon the exercise of an option must be paid in full at the time of exercise and may be paid in cash, by tender of Shares, by such other consideration as the Compensation Committee deems appropriate or by a combination of cash, Shares and such other consideration. Like the 2019 Plan, the 2023 Plan does not provide for the grant of “reload stock options” (meaning, if a grantee were to pay the applicable exercise in Shares already owned, the grantee would automatically be granted a new option in the amount of the surrendered Shares).
Stock Appreciation Rights
Stock appreciation rights entitle the holder to receive from the Company an amount equal to the amount by which the fair market value of a Share on the date of exercise exceeds the grant price. The Compensation Committee will establish the grant price, which may not be less than the fair market value of the Shares on the date of grant and the term, which will not be more than 10 years from the date of grant. Stock appreciation rights may be granted in tandem with a stock option or in addition to a stock option or may be freestanding and unrelated to a stock option. The Compensation Committee is authorized to determine whether a stock appreciation right will be settled in cash, Shares or a combination thereof. Stock appreciation rights settled in cash will not reduce the number of Shares issuable under the 2023 Plan.
Performance Shares
Performance share awards consist of a grant of actual Shares or Share units having a value equal to an identical number of the Company’s Shares in amounts determined by the Compensation Committee at the time of grant. Performance share awards consisting of actual Shares entitle the holder to receive Shares in an amount based upon performance conditions of the Company over a performance period as determined by the Compensation Committee at the time of grant. Such performance share awards may provide the holder with dividends and voting rights prior to vesting, subject to dividend accumulation until vested as described above. Performance share awards consisting of Share units entitle the holder to receive the value of such units in cash, Shares or a combination thereof based upon performance conditions and over a performance period as determined by the Compensation Committee at the time of grant.
Restricted Shares
Restricted share awards consist of a grant of actual Shares or Share units having a value equal to an identical number of Shares of the Company. Restricted share awards consisting of actual Shares entitle the holder to receive Shares of the Company. Such restricted share awards may provide the holder with dividends and voting rights prior to vesting. Restricted share awards consisting of Share units entitle the holder to receive the value of such units in cash, Shares or a combination thereof as determined by the Compensation Committee and may provide the holder with dividends. The employment or other conditions and the length of the period for vesting of restricted share awards are established by the Compensation Committee at the time of grant.
Other Stock-Based Awards
Other types of equity-based or equity-related awards, including the grant or offer for sale of unrestricted Shares, may be granted under such terms and conditions as may be determined by the Compensation Committee.
Vesting
The Compensation Committee will determine the time or times at which awards become vested, unrestricted or may be exercised, subject to the following limitations. Subject to accelerated vesting upon certain events that may

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be specified in an award agreement, including upon an involuntary termination of employment or service, the occurrence of a change in control or a grantee’s retirement, disability, hardship or death, (i) awards that are not Full Value Awards will not vest or be exercisable earlier than the first anniversary of the date on which such award is granted, (ii) time-based vesting awards of Full Value Awards will be subject to a minimum one-year vesting period and (iii) performance-based vesting awards of Full Value Awards will have a performance period that ends no earlier than the first anniversary of the commencement of the period over which performance is evaluated. Notwithstanding the foregoing, (x) a maximum of 5% of the maximum aggregate number of Share Equivalents available under the 2023 Plan in respect of awards and (y) Share Equivalents granted to retirement eligible grantees can be subject to awards without regard to the minimum vesting limits in the preceding sentence.
Change in Control
In the event of a change in control (as defined in the 2023 Plan), the Compensation Committee may take one or more of the following actions with respect to outstanding awards, in its sole discretion: (i) settle awards for an amount of cash or securities, where in the case of stock options and stock appreciation rights, the value of such amount, if any, will be equal to the in-the-money spread value of such awards; (ii) provide for the assumption of or the issuance of substitute awards; (iii) modify the terms of such awards to add events, conditions or circumstances upon which the vesting of such awards or lapse of restrictions thereon will accelerate; (iv) deem any performance conditions satisfied or provide for the performance conditions to continue (in accordance with their terms or as adjusted by the Compensation Committee) after the change in control or (v) provide that for a period of at least 20 days prior to the change in control, any stock options or stock appreciation rights that would not otherwise become exercisable prior to the change in control will be exercisable as to all Shares subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the change in control) and that any stock options or stock appreciation rights not exercised prior to the consummation of the change in control will terminate.
Material U.S. Federal Income Tax Consequences of Awards
Below is a brief summary of the principal U.S. federal income tax consequences of awards under the 2023 Plan under current law. This summary is not intended to be exhaustive and does not describe, among other things, state, local or foreign income, withholding and payroll tax matters, and other tax consequences. The specific tax consequences to a participant will depend on that participant’s individual circumstances.
Incentive Stock Options.   Upon the grant or exercise of an incentive stock option, no income will be recognized by the optionee for federal income tax purposes (except as otherwise noted below with respect to the alterative minimum tax), and the Company will not be entitled to any deduction. If the Shares acquired upon exercise are not disposed of within the one-year period beginning on the date of the transfer of the Shares to the optionee, nor within the two-year period beginning on the date of the grant of the option, any gain or loss realized by the optionee upon the disposition of such Shares will be taxed as long-term capital gain or loss. In such event, no deduction will be allowed to the Company. If such Shares are disposed of within the periods referred to above, the excess of the fair market value of the Shares on the date of exercise (or, if less, the fair market value on the date of disposition, if the disposition is a sale or exchange with respect to which a loss, if sustained, would be recognized by the optionee) over the exercise price will be taxable as ordinary income to the optionee at the time of disposition, and the Company generally will be entitled to a corresponding deduction. The amount by which the fair market value of the Shares at the time of exercise of an incentive stock option exceeds the option price will constitute an item of tax preference that could subject the optionee to the alternative minimum tax. Whether the optionee will be subject to such tax depends on the facts and circumstances applicable to the individual.
Non-Qualified Stock Options.   Upon the grant of a non-qualified stock option, no income will be realized by the optionee, and the Company will not be entitled to any deduction. Upon the exercise of such an option, the amount by which the fair market value of the Shares at the time of exercise exceeds the exercise price will be taxed as ordinary income to the optionee, and the Company generally will be entitled to a corresponding deduction. All option grants to Non-Employee Trustees and Consultants are treated as non-qualified options for federal income tax purposes.
Stock Appreciation Rights.   Upon the grant of a stock appreciation right, no taxable income will be realized by the holder, and the Company will not be entitled to any tax deduction. Upon the exercise of a stock appreciation right, the amount by which the fair market value of the Shares at the time of exercise exceeds the grant price will be taxed as ordinary income to the holder, and the Company generally will be entitled to a corresponding deduction.

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Performance Shares and Restricted Shares.   A participant will not be subject to tax upon the grant of a restricted share unit, or upon the grant of actual restricted Shares, unless such participant makes the election referred to below with respect to restricted Shares. Upon the vesting date (the date of lapse of the applicable forfeiture conditions or transfer restrictions, in the case of Share awards and, in the case of unit awards, the date of vesting and distribution of the Shares and/or cash underlying the units), the participant will recognize ordinary income equal to the fair market value of the Shares and/or cash received (less any amount such participant may have paid for the Shares), and the Company generally will be entitled to a deduction equal to the amount of income recognized by such participant. In the case of an award of actual restricted Shares, if any dividends are paid on such common shares prior to the vesting date, they will be includible in a participant’s income during the restricted period as additional compensation (and not as dividend income).
A participant may elect to recognize immediately, as ordinary income, the fair market value of restricted Shares (less any amount paid for the Shares) on the date of grant, without regard to applicable forfeiture conditions and transfer restrictions. This election is referred to as a Section 83(b) election. If a participant makes this election, the holding period will begin the day after the date of grant, dividends paid on the Shares will be subject to the normal rules regarding distributions on stock and no additional income will be recognized by such participant upon the vesting date. However, if a participant forfeits the restricted Shares before the vesting date, no deduction or capital loss will be available to that participant in excess of any amount paid for the Shares (even though the participant previously recognized income with respect to such forfeited Shares). In the event that the Shares are forfeited by such participant, the Company generally will include in its income the amount of its original deduction.
OP Units.   OP Unit awards (including AO LTIP Unit awards) are intended to be structured to qualify as “profits interests” for federal income tax purposes, meaning that, under current law, no income will be recognized by the recipient upon grant or vesting, and the Company will not be entitled to any deduction. If OP Units are not disposed of within the three-year period beginning on the date of grant of the OP Unit award, any gain realized by the recipient upon disposition will generally be taxed as long-term capital gain (assuming the applicable tax elections are made by the grantee in connection with the grant of the award).
Disposition of Shares.   Unless stated otherwise above, upon the subsequent disposition of Shares acquired under any of the preceding awards, the participant will recognize capital gain or loss based upon the difference between the amount realized on such disposition and the participant’s basis in the Shares, and such amount will be long term capital gain or loss if such Shares were held for more than 12 months.
Additional Tax on Net Investment Income.   Participants are subject to a 3.8% tax on the lesser of (i) the participant’s “net investment income” for the relevant taxable year and (ii) the excess of the participant’s modified adjusted gross income for the taxable year over a certain threshold (between $125,000 and $250,000, depending on the participant’s circumstances). A participant’s net investment income generally includes dividend income and net gains from the disposition of Shares. Participants are urged to consult their tax advisors regarding the applicability of this tax on net investment income to their income and gains in respect of their investment in Shares.
Section 409A.   If an award is subject to Section 409A of the Code, but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Participants are urged to consult with their tax advisors regarding the applicability of Section 409A of the Code to their awards.
Non-Employee Trustees.   The discussion above generally applies to awards to Non-Employee Trustees; provided that Non-Employee Trustees are not eligible to receive grants of incentive stock options, and any amounts taxable to Non-Employee Trustees in respect of awards are not subject to Federal Insurance Contributions Act (“FICA”) taxes (but may instead be subject to certain self-employment taxes). Generally, cash-based awards, including retainers and fees, will be taxable to the recipient as ordinary income at the time paid.

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New Plan Benefits
No awards will be granted under the 2023 Plan prior to its approval by our shareholders. Awards under the 2023 Plan will be granted at the discretion of the Compensation Committee. As a result, it is not possible to determine the number or type of awards that will be granted to any person under the 2023 Plan. The awards granted in 2023 (for 2022 performance) under the 2019 Plan, which would not have changed if the 2023 Plan had been in place instead of the 2019 Plan, are set forth in the table below.
Name and Position	Dollar Value ($)(1)	2019 Omnibus Share Plan Number of Shares and Units
Steven Roth	11,167,928	501,366
Michael J. Franco	3,420,304	153,549
Haim Chera	1,091,675	49,009
Glen J. Weiss	3,169,666	142,297
Barry S. Langer	2,749,203	123,421
Current executive officers as a group (includes NEOs)	22,488,261	1,009,574
Employees other than executive officers as a group	1,965,947	88,258

(1)
Dollar value reflects the number of units issued multiplied by the average of the high and low Share price on the date of grant and does not apply a fair value discount and accordingly results in a higher value than the Grant Date Fair Value of such awards.

The Board of Trustees unanimously recommends a vote “FOR” the approval of the Company’s 2023 Omnibus Share Plan.
The affirmative vote of holders of a majority of the votes cast on this proposal at the Annual Meeting, assuming a quorum is present, is necessary to approve the 2023 Plan. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of this vote.

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INCORPORATION BY REFERENCE

To the extent this proxy statement is incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act, the sections entitled “Compensation Committee Report on Executive Compensation” and “Report of the Audit Committee” (to the extent permitted by the rules of the SEC) will not be deemed incorporated unless provided otherwise in such filing.
ADDITIONAL MATTERS TO COME BEFORE THE MEETING

The Board does not intend to present any other matter, nor does it have any information that any other matter will be brought, before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, it is the intention of each of the individuals named in the accompanying proxy to vote said proxy in accordance with his or her discretion on such matters.
PROXY AUTHORIZATION VIA THE INTERNET OR BY TELEPHONE

We have established procedures by which shareholders may authorize their proxies via the Internet or by telephone. You may also authorize your proxy by mail. Please see the proxy card or voting instruction form accompanying this proxy statement for specific instructions on how to authorize your proxy by any of these methods.
Proxies authorized via the Internet or by telephone must be received by 11:59 P.M., New York City time, on Wednesday, May 17, 2023. Authorizing your proxy via the Internet or by telephone will not affect your right to revoke your proxy should you decide to do so.
The Internet and telephone proxy authorization procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. The Company has been advised that the Internet and telephone proxy authorization procedures that have been made available are consistent with the requirements of applicable law. Shareholders authorizing their proxies via the Internet or by telephone should understand that there may be costs associated with voting in these manners, such as charges from Internet access providers and telephone companies, that must be borne by the shareholder.
HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers, broker-dealers and other similar organizations acting as nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple shareholders in your household. If you would prefer to receive separate copies of a proxy statement or annual report for other shareholders in your household, either now or in the future, please contact your bank, broker, broker-dealer or other similar organization serving as your nominee. Upon written or oral request to the Company at 888 Seventh Avenue, New York, New York 10019, or via telephone at 212-894-7000, the Company will provide separate copies of the annual report and/or this proxy statement. If a shareholder receives multiple copies of the annual report and/or this proxy statement, he or she may request householding in the future by contacting the Company at 888 Seventh Avenue, New York, New York 10019 or calling 212-894-7000.
ADVANCE NOTICE FOR SHAREHOLDER NOMINATIONS AND SHAREHOLDER PROPOSALS

The Bylaws of the Company currently provide that in order for a shareholder to nominate a candidate for election as a Trustee at an Annual Meeting of Shareholders outside of the proxy access provision in the Bylaws described below or propose business for consideration at such meeting (other than a proposal for inclusion in the proxy statement for the Company’s Annual Meeting of Shareholders in 2024 pursuant to Rule 14a-8 under the Securities

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Exchange Act), notice must be given to the Secretary of the Company no more than 150 days nor less than 120 days prior to the first anniversary of the date of the proxy statement of the preceding year’s Annual Meeting and must include certain information specified in the Bylaws. As a result, any notice given by or on behalf of a shareholder pursuant to the provisions of our current Bylaws (other than the proxy access provision) must comply with the requirements of the Bylaws and must be delivered to the Secretary of the Company at the principal executive office of the Company, 888 Seventh Avenue, New York, New York 10019, not earlier than November 9, 2023, and not later than the close of business on December 9, 2023.
Shareholders providing notice to the Company under the SEC’s rule 14a-19 who intend to solicit proxies in support of nominees other than the Company’s nominees for the 2024 Annual Meeting must comply with the above deadlines, the requirements of our Bylaws and any additional requirements of Rule 14a-19(b).
Shareholders who wish to submit a “proxy access” nomination for inclusion in our proxy statement in connection with our 2023 Annual Meeting of Shareholders must submit a written notice in compliance with the procedures and along with the other information required by our current Bylaws to the Secretary of the Company at the principal executive office of the Company, 888 Seventh Avenue, New York, New York 10019, not earlier than November 9, 2023, and not later than December 9, 2023.
The Board of Trustees may amend the Bylaws from time to time.
Shareholders interested in presenting a proposal for inclusion in the proxy statement for the Company’s Annual Meeting of Shareholders in 2024 may do so by following the procedures in Rule 14a-8 under the Securities Exchange Act. To be eligible for inclusion, shareholder proposals must be received at the principal executive office of the Company, 888 Seventh Avenue, New York, New York 10019, Attention: Secretary, not later than the close of business on December 9, 2023.
By Order of the Board of Trustees,
Steven J. Borenstein
Secretary
New York, New York
April 7, 2023
It is important that proxies be returned promptly. Please authorize your proxy over the Internet, by telephone or by executing and returning a proxy card or voting instruction form.

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ANNEX A

Vornado Realty Trust
2023 Omnibus Share Plan
(Subject to approval by shareholders on May 18, 2023)

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1.
Purpose

The purpose of the 2023 Omnibus Share Plan of Vornado Realty Trust (as amended from time to time, the “Plan”), is to promote the interests of Vornado Realty Trust (the “Trust”), including its growth and performance, by encouraging employees of the Trust and its subsidiaries, including officers (together, the “Employees”), its non-employee trustees of the Trust and non-employee directors of its subsidiaries (together, the “Non-Employee Trustees”) and certain non-employee advisors and consultants that provide bona fide services to the Trust or its subsidiaries (together, the “Consultants”) to acquire an ownership position in the Trust, enhancing the ability of the Trust and its subsidiaries to attract and retain Employees, Non-Employee Trustees and Consultants of outstanding ability, and providing Employees, Non-Employee Trustees and Consultants with a way to acquire or increase their proprietary interest in the Trust’s success and to further align the interests of the Employees, Non-Employee Trustees and Consultants with shareholders of the Trust. Each of the terms set forth in the Appendix is defined in the Section of the Plan set forth opposite such term.
The Plan replaces the Vornado Realty Trust 2019 Omnibus Share Plan, as amended (the “Predecessor Plan”), for awards granted on or after the Effective Date (as defined in Section 22). Awards may not be granted under the Predecessor Plan beginning on the Effective Date, but the adoption and effectiveness of the Plan will not affect the terms or conditions of any outstanding grants under the Predecessor Plan prior to the Effective Date.
2.
Shares Available for Awards

Subject to the provisions of this Section 2 or any adjustment as provided in Section 18, awards may be granted under the Plan with respect to 10,800,000 Share Equivalents (as defined below), which, in accordance with the share counting provisions of this Section 2, would result in the issuance of up to a maximum of 10,800,000 common shares, par value $0.04, of beneficial interest in the Trust (the “Shares”) if all awards granted under the Plan were Full Value Awards (as defined below) and 21,600,000 Shares if all awards granted under the Plan were not Full Value Awards (which includes the number of Shares remaining under the Predecessor Plan as of April 5, 2023). The Shares issued under the Plan may be authorized and unissued Shares, as the Trust may from time to time determine. Any Shares that are subject to awards that are not Full Value Awards shall be counted against the number of Share Equivalents available for the grant of awards under the Plan, as set forth in the first sentence of this Section 2, as one-half Share Equivalent for every Share granted pursuant to an award; any Shares that are subject to awards that are Full Value Awards shall be counted as one Share Equivalent for every Share granted pursuant to an award.
“Share Equivalent” shall be the measuring unit for purposes of the Plan to determine the number of Shares that may be subject to awards hereunder, which number of Shares shall not in any event exceed 21,600,000, subject to the provisions of this Section 2 or any adjustment in the kind and number of securities as provided in Section 18. For the avoidance of doubt, if the Trust issues any dividend or distribution to shareholders of the Trust in the form of another equity security of the Trust during the term of this Plan, then the Share Equivalents that may be subject to awards hereunder, including as a result of an adjustment or substitution pursuant to Section 18, shall include (i) the Share Equivalents then-remaining for issuance and (ii) an amount of such other equity securities of the Trust as would have been issued as a dividend or distribution in respect of such Share Equivalents had they been outstanding.
“Full Value Award” means an award under the Plan other than a stock option, stock appreciation right or other award that does not deliver on the grant date of such award the full value of the underlying Shares or underlying OP Units. “OP Units” are undivided fractional limited partnership interests in Vornado Realty L.P. (together with any successor entity, the “Operating Partnership”), of one or more classes established pursuant to the Operating Partnership’s agreement of limited partnership, as amended from time to time. The Operating Partnership is a Delaware limited partnership, the entity through which the Trust conducts its business and an entity that has elected to be treated as a partnership for federal income tax purposes.
The Compensation Committee (the “Committee”) of the Board of Trustees of the Trust (the “Board of Trustees”) may, without affecting the number of Share Equivalents available pursuant to this Section 2, authorize the issuance or assumption of benefits under the Plan in connection with any merger, consolidation, acquisition of property or stock, reorganization or similar transaction upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A of the Code (“Section 409A”) and any other applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”).

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Shares subject to an award granted under the Plan that expires unexercised, that is forfeited, terminated or cancelled, in whole or in part, or is paid in cash in lieu of Shares, shall thereafter again be available for grant under the Plan; provided, however, that the number of Share Equivalents that shall again be available for the grant under the Plan shall be increased by one Share Equivalent for each Share that is subject to a Full Value Award at the time such Full Value Award expires or is forfeited, terminated or cancelled and by one-half Share Equivalent for each Share that is subject to an award that is not a Full Value Award at the time such award expires or is forfeited, terminated or cancelled. Awards that use Shares as a reference but that are paid or settled in whole or in part in cash shall not affect the number of Share Equivalents available under the Plan pursuant to this Section 2 to the extent paid or settled in cash. The number of Share Equivalents available for the purpose of awards under the Plan shall be reduced by (i) one-half of the gross number of Shares for which stock options or stock appreciation rights are exercised, regardless of whether any of the Shares underlying such awards are not actually issued as the result of a net settlement or to satisfy any tax withholding obligation and (ii) one Share for each Share withheld to satisfy any tax withholding obligation with respect to any Full Value Award, as described further in Section 15.
The maximum aggregate number of Share Equivalents that may be granted under the Plan, as set forth in this Section 2, shall be cumulatively increased from time to time by the number of Shares subject to, or acquired pursuant to, that portion of any award granted under the Predecessor Plan and outstanding as of the Effective Date that, on or after the Effective Date, expires unexercised, that is forfeited, terminated or cancelled, in whole or in part, or is paid in cash in lieu of Shares; provided, however, that the number of Share Equivalents that shall again be available for grant under the Plan shall be increased by one-half Share Equivalent for each Share that is subject to an award granted under the Predecessor Plan that would not have been a Full Value Award if granted under the Plan at the time such award expires or is forfeited, terminated or cancelled.
The maximum aggregate number of Shares that may be issued under the Plan pursuant to the exercise of incentive stock options within the meaning of Section 422 of the Code shall not exceed 21,600,000 Shares (as adjusted pursuant to the provisions of Section 18).
3.
Administration

The Plan shall be administered by the Committee. Notwithstanding anything to the contrary contained herein, the Board of Trustees may, in its sole discretion, at any time and from time to time, grant awards or administer the Plan. In any such case, the Board of Trustees will have all of the authority and responsibility granted to the Committee herein.
Subject to the provisions of the Plan, the Committee shall select the Employees, Non-Employee Trustees and Consultants who will be participants in the Plan (together, the “Participants”). The Committee shall (i) determine the type of awards to be made to Participants, determine the Shares or share units subject to awards, and (ii) have the authority to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements entered into hereunder, and to make all other determinations necessary or advisable for the administration of the Plan, based on, among other things, information made available to the Committee by the management of the Trust. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any award in the manner and to the extent it shall deem desirable to carry it into effect. The determinations of the Committee in its administration of the Plan, as described herein, shall be final and conclusive.
The Committee’s determinations under the Plan and awards need not be uniform and any such determinations may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee will be entitled, among other things, to make non-uniform and selective determinations under award agreements and to enter into non-uniform and selective award agreements, as to (a) the persons to receive awards and (b) the provisions of awards.
4.
Eligibility

All Employees, Non-Employee Trustees and Consultants, in each case as determined by the Committee, are eligible to be Participants in the Plan.

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5.
Awards

Awards under the Plan may consist of the following: stock options (either incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options), stock appreciation rights, performance shares, grants of restricted stock and other-stock based awards, including OP Units. Awards of performance shares, restricted stock or share units and other-stock based awards may provide the Participant with dividends or dividend equivalents and voting rights prior to vesting (whether based on a period of time or based on attainment of specified performance conditions). Unless the Committee otherwise specifies in the award agreement, if dividends or dividend equivalent rights are granted, (x) dividends and dividend equivalents shall be paid in respect of any award that is not subject to performance vesting conditions to the Participant at the same time as the Trust pays dividends to common shareholders (even if the Shares subject to the underlying award are held by the Trust) but not less than annually and not later than the fifteenth day of the third month following the end of the calendar year in which the dividends or dividend equivalents are credited (or, if later, the fifteenth day of the third month following the end of the calendar year in which the dividends or dividend equivalents are no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A) and (y) dividend and dividend equivalent payments in the case of an award that is subject to performance vesting conditions shall be treated as unvested so long as such award remains unvested, and any such dividend and dividend equivalent payments that would otherwise have been paid during the vesting period shall instead be accumulated (and, if paid in cash, reinvested in additional Shares based on the Surrender Value of the Shares on the date of reinvestment) and paid within 30 days following the date on which such award is determined by the Committee to have satisfied such performance vesting conditions. “Surrender Value” means, with respect to a Share, the closing price reported for the Shares on the applicable date as reported on the New York Stock Exchange or, if not so reported, as determined in accordance with a valuation methodology approved by the Committee in a manner consistent with Section 409A, unless determined as otherwise specified herein.
Notwithstanding any other provision of the Plan to the contrary and except for acceleration in the event of the Participant’s involuntary termination, retirement, death, disability or hardship (as determined by the Committee) or upon a Change in Control (as defined in Section 13), (1) Full Value Awards (a) that vest on the basis of the Participant’s continued employment or service shall be subject to a minimum vesting schedule of at least one year and (b) that vest on the basis of the attainment of performance goals shall provide for a performance period that ends no earlier than the first anniversary of the commencement of the period over which performance is evaluated; and (2) awards that are not Full Value Awards may not vest or be exercisable earlier than the first anniversary of the date on which such award is granted. Notwithstanding the foregoing, awards (x) with respect to 5% of the maximum aggregate number of Share Equivalents available for the purpose of awards under the Plan pursuant to Section 2 or (y) granted to retirement-eligible Participants may be granted under the Plan to any one or more Participants without respect to such minimum vesting provisions.
6.
Operating Partnership Units

Awards may be granted under the Plan in the form of OP Units. Awards of OP Units shall be valued by reference to, or otherwise determined by reference to or based on, Shares. OP Units awarded under the Plan may be (1) convertible, exchangeable or redeemable for other limited partnership interests in the Operating Partnership (including OP Units of a different class or series) or Shares, or (2) valued by reference to the book value, fair value or performance of the Operating Partnership. Except as otherwise determined by the Committee, awards of OP Units are intended to qualify as “profits interests” within the meaning of IRS Revenue Procedure 93-27, as clarified by IRS Revenue Procedure 2001-43, with respect to a Participant in the Plan who is rendering services to or for the benefit of the Operating Partnership, including its subsidiaries.
For purposes of calculating the number of Shares underlying an award of OP Units relative to the total number of Share Equivalents available for issuance under the Plan, the Committee shall establish in good faith the maximum number of Shares to which a Participant receiving such award of OP Units may be entitled upon fulfillment of all applicable conditions set forth in the relevant award documentation, including vesting conditions, partnership capital account allocations, value accretion factors, conversion ratios, exchange ratios and other similar criteria. If and when any such conditions are no longer capable of being met, in whole or in part, the number of Shares underlying such awards of OP Units shall be reduced accordingly by the Committee, and the number of Share Equivalents available for issuance under the Plan shall be increased by one Share Equivalent for each Share so reduced. Awards of OP Units may be granted either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible Participants to whom, and the time or times at which, awards of OP

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Units shall be made; the number of OP Units to be awarded; the price, if any, to be paid by the Participant for the acquisition of such OP Units; and the restrictions and conditions applicable to such award of OP Units. Conditions may be based on continuing employment (or other service relationship), computation of financial metrics (including with reference to the book value of the Operating Partnership or the value of Shares) and/or achievement of pre-established performance goals and objectives, with related length of the service period for vesting, minimum or maximum performance thresholds, measurement procedures and length of the performance period to be established by the Committee at the time of grant, in its sole discretion. The Committee may allow awards of OP Units to be held through a limited partnership, or similar “look-through” entity, and the Committee may require such limited partnership or similar entity to impose restrictions on its partners or other beneficial owners that are not inconsistent with the provisions of this Section 6.
Notwithstanding Section 5 of the Plan, the award agreement or other award documentation in respect of an award of OP Units may provide that the recipient of an award under this Section 6 shall be entitled to receive, currently or on a deferred or contingent basis, dividends or dividend equivalents with respect to the number of Shares underlying the award or other distributions from the Operating Partnership prior to vesting (whether based on a period of time or based on attainment of specified performance conditions), as determined at the time of grant by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or OP Units.
OP Units awarded under this Section 6 may be issued for no cash consideration.
7.
Stock Options

The Committee shall establish the option price per Share at the time each stock option is granted, which price shall not be less than 100% of the Fair Market Value (as defined below) of a Share. Stock options shall be exercisable for such period as specified by the Committee but in no event may options be exercisable more than ten years after their date of grant. The option price of each Share as to which a stock option is exercised shall be paid in full at the time of such exercise. Such payment shall be made (i) in cash, (ii) by tender of Shares owned by the Participant valued at Surrender Value as of the date of exercise, (iii) to the extent approved by the Committee in its sole discretion, by surrender of all or part of the Shares issuable upon exercise of the option by the largest whole number of Shares with a Surrender Value that does not exceed the aggregate exercise price; provided, however, that the Trust shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole Shares to be issued, (iv) in such other consideration as the Committee deems appropriate, or (v) by a combination of cash, Shares and such other consideration.
For purposes of the Plan, “Fair Market Value” means, with respect to a Share, the average of the high and the low prices reported for the Shares on the applicable date as reported on the New York Stock Exchange or, if not so reported, as determined in accordance with a valuation methodology approved by the Committee in a manner consistent with Section 409A, unless determined as otherwise specified herein. For purposes of the grant of any award, the applicable date will be the trading day on which the award is granted or, if the date the award is granted is not a trading day, the trading day immediately prior to the date the award is granted. For purposes of the exercise of any award, the applicable date is the date a notice of exercise is received by the Trust or, if such date is not a trading day, the trading day immediately following the date a notice of exercise is received by the Trust.
8.
Stock Appreciation Rights

Stock appreciation rights may be granted in tandem with a stock option, in addition to a stock option, or may be freestanding and unrelated to a stock option. Stock appreciation rights granted in tandem with or in addition to a stock option may be granted either at the same time as the stock option or at a later time. The Committee shall establish the grant price of each stock appreciation right granted at the time each such stock appreciation right is granted, which price shall not be less than 100% of the Fair Market Value of the Shares subject to such award. No stock appreciation right shall be exercisable later than 10 years from the grant date of such award. A stock appreciation right shall entitle the Participant to receive from the Trust an amount equal to the increase of the Fair Market Value of the Shares on the exercise of the stock appreciation right over the grant price. The Committee, in its sole discretion, shall determine whether the stock appreciation right shall be settled in cash, Shares or a combination of cash and Shares.

VORNADO REALTY TRUST	95
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9.
Performance Shares

Performance shares may be granted in the form of actual Shares or share units having a value equal to an identical number of Shares. In the event that a certificate is issued in respect of Shares subject to a grant of performance shares, such certificate shall be registered in the name of the Participant but shall be held by the Trust until the time the Shares subject to the grant of performance shares are earned. The performance conditions and the length of the performance period shall be determined by the Committee subject to the terms of the Plan. The Committee, in its sole discretion, shall determine whether performance shares granted in the form of share units shall be paid in cash, Shares, or a combination of cash and Shares.
10.
Restricted Stock

Restricted stock may be granted in the form of actual Shares or share units having a value equal to an identical number of Shares. In the event that a certificate is issued in respect of Shares subject to a grant of restricted stock, such certificate shall be registered in the name of the Participant but shall be held by the Trust until the end of the restricted period. The employment conditions and the length of the period for vesting of restricted stock shall be established by the Committee at time of grant. The Committee, in its sole discretion, shall determine whether restricted stock granted in the form of share units shall be paid in cash, Shares, or a combination of cash and Shares.
11.
Other Stock-Based Awards

Other types of equity-based or equity-related awards (including the grant or offer for sale of unrestricted Shares) may be granted under such terms and conditions as may be determined by the Committee in its sole discretion.
12.
Award Agreements

Each award under the Plan shall be evidenced by an agreement setting forth the terms and conditions, as determined by the Committee, which shall apply to such award, in addition to the terms and conditions specified in the Plan.
13.
Change in Control

In the event of a Change in Control, after consideration of the requirements of Section 409A,the Committee may take one or more of the following actions with respect to outstanding awards, in its sole discretion: (i) settle such awards for an amount (as determined in the sole discretion of the Committee) of cash or securities, where in the case of stock options and stock appreciation rights, the value of such amount, if any, will be equal to the in-the-money spread value (if any) of such awards; (ii) provide for the assumption of or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected awards previously granted under the Plan, as determined by the Committee in its sole discretion; (iii) modify the terms of such awards to add events, conditions or circumstances (including termination of employment within a specified period after a Change in Control) upon which the vesting of such awards or lapse of restrictions thereon will accelerate; (iv) deem any performance conditions satisfied at target, maximum or actual performance through closing or provide for the performance conditions to continue (in accordance with their terms or as adjusted by the Committee) after the Change in Control or (v) provide that for a period of at least 20 days prior to the Change in Control, any stock options or stock appreciation rights that would not otherwise become exercisable prior to the Change in Control will be exercisable as to all Shares subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the Change in Control and if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void) and that any stock options or stock appreciation rights not exercised prior to the consummation of the Change in Control will terminate and be of no further force and effect as of the consummation of the Change in Control. In the event that the consideration paid in the Change in Control includes contingent value rights, earn-out or indemnity payments or similar payments, then the Committee will determine if awards settled under clause (i) above are (a) valued at closing taking into account such contingent consideration (with the value determined by the Committee in its sole discretion) or (b) entitled to a share of such contingent consideration. For the avoidance of doubt, in the event of a Change in Control where all stock options and stock appreciation rights are settled for an amount (as determined in the sole discretion of the Committee) of cash or securities, the Committee may, in its sole discretion, terminate any stock option or stock appreciation right for which the exercise price is equal to or exceeds the per share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor.

96	VORNADO REALTY TRUST
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Unless otherwise set forth in an award agreement, a “Change in Control” of the Trust means the occurrence of one of the following events:
(i) individuals who, on the date hereof, constitute the Board of Trustees (the “Incumbent Trustees”) cease for any reason to constitute at least a majority of the Board of Trustees, provided that any person becoming a trustee subsequent to the date hereof whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Trustees then on the Board of Trustees (either by a specific vote or by approval of the proxy statement of the Trust in which such person is named as a nominee for trustee, without objection to such nomination) shall be an Incumbent Trustee; provided, however, that no individual initially elected or nominated as a trustee of the Trust as a result of an actual or threatened election contest with respect to trustees or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board of Trustees shall be an Incumbent Trustee;
(ii) any “person” (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the “Exchange Act”) and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes, after the date hereof, a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Trust representing 30% or more of the combined voting power of the Trust’s then outstanding securities eligible to vote for the election of the Board of Trustees (the “Trust Voting Securities”); provided, however, that an event described in this paragraph (ii) shall not be deemed to be a Change in Control if any of following becomes such a beneficial owner: (A) the Trust or any majority-owned subsidiary of the Trust (provided that this exclusion applies solely to the ownership levels of the Trust or the majority-owned subsidiary), (B) any tax-qualified, broad-based employee benefit plan sponsored or maintained by the Trust or any such majority-owned subsidiary, (C) any underwriter temporarily holding securities pursuant to an offering of such securities, (D) any person pursuant to a Non-Qualifying Transaction (as defined in paragraph (iii)), (E) (a) any of the partners (as of the date hereof) in Interstate Properties including immediate family members and family trusts or family-only partnerships and any charitable foundations of such partners (the “Interstate Partners”), (b) any entities the majority of the voting interests of which are beneficially owned by the Interstate Partners, or (c) any “group” (as described in Rule 13d-5(b)(1) under the Exchange Act) including the Interstate Partners (the persons in (a), (b) and (c) shall be individually and collectively referred to herein as “Interstate Holders”); or
(iii) the consummation of a merger, consolidation, share exchange or similar form of transaction involving the Trust or any of its subsidiaries, or the sale of all or substantially all of the Trust’s assets (a “Business Transaction”), unless immediately following such Business Transaction (a) more than 50% of the total voting power of the entity resulting from such Business Transaction or the entity acquiring the Trust’s assets in such Business Transaction (the “Surviving Corporation”) is beneficially owned, directly or indirectly, by the Interstate Holders or the Trust’s shareholders immediately prior to any such Business Transaction, and (b) no person (other than the persons set forth in clauses (A), (B), (C), or (E) of paragraph (ii) above or any tax-qualified, broad-based employee benefit plan of the Surviving Corporation or its affiliates) beneficially owns, directly or indirectly, 30% or more of the total voting power of the Surviving Corporation (a “Non-Qualifying Transaction”); or
(iv) Board of Trustees approval of a liquidation or dissolution of the Trust, unless the voting common equity interests of an ongoing entity (other than a liquidating trust) are beneficially owned, directly or indirectly, by the Trust’s shareholders in substantially the same proportions as such shareholders owned the Trust Voting Securities immediately prior to such liquidation and such ongoing entity assumes all existing obligations of the Trust to Participants under this Plan and the award agreements issued thereunder.
14.
Clawback/Forfeiture

Awards granted under the Plan will be subject to the requirement that the awards be forfeited or repaid to the Trust after they have been distributed to the Participant (i) to the extent set forth in an award agreement or (ii) to the extent covered by (A) any clawback or recapture policy adopted by the Trust from time to time or (B) any applicable laws that impose mandatory forfeiture or recoupment, under circumstances set forth in such applicable laws.
15.
Withholding

The Trust shall have the right to deduct from any payment to be made pursuant to the Plan, or to require prior to the issuance or delivery of any Shares or the payment of cash under the Plan, any taxes required by law to be

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withheld therefrom. The Committee, in its sole discretion, may permit a Participant who is an employee of the Trust or its subsidiaries to elect to satisfy such withholding obligation by having the Trust retain the number of Shares (rounded up to the nearest whole number unless the Committee determines otherwise) whose Fair Market Value equals the amount of taxes required by applicable law to be withheld, as determined by the Trust.
16.
Nontransferability

No award under the Plan shall be assignable or transferable except by will or the laws of descent and distribution, and no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. Notwithstanding the foregoing, the Committee may determine, at the time of grant or thereafter, that an award (other than stock options intended to be incentive stock options within the meaning of Section 422 of the Code) is transferable by the Participant to such Participant’s immediate family members (or trusts, partnerships, or limited liability companies established for such immediate family members). For this purpose, immediate family member means, except as otherwise defined by the Committee, the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings (including half brothers and sisters), in-laws and persons related by reason of legal adoption. Such transferees may transfer an award only by will or the laws of descent or distribution. An award transferred pursuant to this Section 16 shall remain subject to the provisions of the Plan, and shall be subject to such other rules as the Committee shall determine. Upon transfer of a stock option, any related stock appreciation right shall be canceled. Except in the case of a holder’s incapacity, an award shall be exercisable only by the holder thereof.
17.
No Right to Employment

No person shall have any claim or right to be granted an award, and the grant of an award shall not be construed as giving a Participant any right to continue his or her service to the Trust or its subsidiaries as an Employee, Non-Employee Trustee or Consultant. Further, the Trust and its subsidiaries expressly reserve the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into hereunder.
18.
Adjustment of and Changes in Shares

In the event of any change in the outstanding Shares by reason of any share dividend or split, reverse split, reclassification, recapitalization, merger, consolidation, spinoff, combination or exchange of Shares or other corporate change, or any distributions to shareholders other than regular cash dividends (including, without limitation, a distribution of common or preferred shares of beneficial interest of the Trust), the Committee shall make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the kinds of common shares, preferred shares or other securities of the Trust, and the number of Share Equivalents, for which awards may be granted under the Plan, (ii) the number and kinds of Shares, common shares, preferred shares or other securities issued or reserved for issuance pursuant to outstanding awards, and (iii) the number and kinds of Shares or other common shares set forth in Section 2 that can be issued through incentive stock options within the meaning of Section 422 of the Code; provided, however, that no such substitution or adjustment shall be required if the Committee determines that such action could cause an award to fail to satisfy the conditions of an applicable exception from the requirements of Section 409A or otherwise could subject a Participant to the additional tax imposed under Section 409A in respect of an outstanding award; and further provided that no Participant shall have the right to require the Committee to make any adjustment or substitution under this Section 18 or have any claim or right whatsoever against the Trust or any of its subsidiaries or affiliates or any of their respective trustees, directors, officer or employees in respect of any action taken or not taken under this Section 18.
19.
Amendment; Termination

The Committee may amend or terminate the Plan or any portion thereof from time to time, provided that no amendment shall be made without shareholder approval if such amendment (i) would increase the maximum aggregate number of Shares that may be issued under the Plan (other than pursuant to Section 18), (ii) would materially expand the class of service providers eligible to participate in the Plan, (iii) would result in a material increase in the benefits accrued to Participants under the Plan, (iv) would reduce the exercise price of outstanding stock options or stock appreciation rights or cancel outstanding stock options or stock appreciation rights in exchange for cash, other awards or stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original stock options or stock appreciation rights (other than pursuant to Section 18) or (v) requires shareholder approval to comply with any applicable laws, regulations or rules, including the rules of

98	VORNADO REALTY TRUST
2023 PROXY STATEMENT
a securities exchange or self-regulatory agency. Notwithstanding anything contrary in this Plan, if there is a change in applicable tax law such that OP Units become taxable to the holder of such OP Units as ordinary income, the Operating Partnership, at any time in the sole discretion of the general partner of the Operating Partnership, may cause the OP Units to be restructured and/or substituted for other awards in a way that permits a tax deduction to the Operating Partnership or the Trust while preserving substantially similar pre-tax economics to the holder of such OP Units.
20.
Section 409A

It is the Trust’s intent that awards under the Plan be exempt from, or comply with, the requirements of Section 409A, and that the Plan be administered and interpreted accordingly. Without limiting the generality of the foregoing, if and to the extent that any award made under the Plan is determined by the Trust to constitute “non-qualified deferred compensation” subject to Section 409A then:
(i) Any payment due by reason of the Participant’s termination of employment, then (i) such payment or benefit shall be made or provided to the Participant only upon a “separation from service” as defined for purposes of Section 409A under applicable regulations and (ii) if the Participant is a “specified employee” (within the meaning of Section 409A and as determined by the Trust), such payment or benefit shall not be made or provided before the date that is six months after the date of the Participant’s separation from service (or the Participant’s earlier death);
(ii) Any payment due upon a Change in Control will be paid only if such Change in Control constitutes a “change in ownership” or “change in effective control” within the meaning of Section 409A, and in the event that such Change in Control does not constitute a “change in the ownership” or “change in the effective control” within the meaning of Section 409A, such Award will vest upon the Change in Control and any payment will be delayed until the first compliant date under Section 409A;
(iii) If the award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the participant’s right to the series of installment payments will be treated as a right to a series of separate payments and not as a right to a single payment; and
(iv) If the award includes dividend equivalents, the participant’s right to the dividend equivalents will be treated separately from the right to other amounts under the award.
21.
Governing Law

The Plan and all awards made and actions taken thereunder will be governed by and construed in accordance with the laws of the state of Maryland, without reference to principles of conflict of laws.
22.
Effective Date; Term

The Plan was adopted by the Board of Trustees on February 9, 2023, and shall be effective as of the date of the approval by the requisite shareholders of the Trust at the 2023 Annual Meeting on May 18, 2023 (the “Effective Date”). If the Plan is not so approved by the requisite shareholders of the Trust, then the Plan will be null and void in its entirety and the Predecessor Plan will remain in full force and effect with respect to awards to be granted to Employees and Consultants. Subject to earlier termination pursuant to Section 19, the Plan shall have a term of ten years from the Effective Date; provided, however, that all awards made under the Plan before its termination, and the Committee’s authority to administer the terms of such awards, will remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable award agreements.

VORNADO REALTY TRUST	99
2023 PROXY STATEMENT
Appendix
Defined Terms
Term	Section
Board of Trustees	2
Business Transaction	13
Change in Control	13
Code	2
Committee	2
Consultants	1
Effective Date	22
Employees	1
Exchange Act	13
Fair Market Value	7
Full Value Award	2
Incumbent Trustees	13
Interstate Holders	13
Interstate Partners	13
Non-Employee Trustees	1
Non-Qualifying Transaction	13
OP Units	2
Operating Partnership	2
Participants	3
Plan	1
Predecessor Plan	1
Section 409A	2
Share	2
Share Equivalent	2
Surrender Value	5
Surviving Corporation	13
Trust	1
Trust Voting Securities	13

888 Seventh Avenue, New York, New York 10019

SCAN TOVIEW MATERIALS & VOTEVORNADO REALTY TRUST 888 SEVENTH AVENUE NEW YORK, NY 10019VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 17, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/VNO2023You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 17, 2023. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V02056-P87253KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYVORNADO REALTY TRUSTFor WithholdFor AllTo withhold authority to vote for any individualThe Board of Trustees recommends you vote FOR the following:All AllExceptnominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.1. Election of TrusteesNominees:01) Steven Roth02) Candace K. Beinecke03) Michael D. Fascitelli04) Beatrice Hamza Bassey05) William W. Helman IV! ! ! 06) David M. Mandelbaum07) Raymond J. McGuire08) Mandakini Puri09) Daniel R. Tisch10) Russell B. Wight, Jr.The Board of Trustees recommends you vote FOR proposals 2 and 3. For Against Abstain2. RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR ! ! !THE CURRENT FISCAL YEAR.3. NON-BINDING, ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION. ! ! !The Board of Trustees recommends a vote of "1 Year" for proposal 4. 1 Year 2 Years 3 Years Abstain4. NON-BINDING, ADVISORY VOTE ON THE FREQUENCY OF EXECUTIVE COMPENSATION ADVISORY VOTES.! ! ! !The Board of Trustees recommends you vote FOR proposal 5. For Against Abstain5. APPROVAL OF THE COMPANY'S 2023 OMNIBUS SHARE PLAN.! ! !NOTE: SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.VORNADO REALTY TRUSTThis Proxy is solicited on behalf of the Board of Trustees for the2023 Annual Meeting of ShareholdersMay 18, 2023 11:30 A.M.The undersigned shareholder, revoking all prior proxies, hereby appoints Steven Roth and Michael J. Franco, or either of them, as proxiesfor the undersigned, each with full power of substitution, to attend and participate in the Annual Meeting of Shareholders of Vornado Realty Trust, a Maryland real estate investment trust (the "Company"), to be held on Thursday, May 18, 2023 at 11:30 A.M., New York Time, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. Each proxy is authorized to vote as directed on the reverse side hereof upon the proposals which are more fully set forth in the Proxy Statement and otherwise in his discretion upon such other business as may properly come before the meeting and all postponements or adjournments thereof, all as more fully set forth in the Notice ofAnnual Meeting of Shareholders and Proxy Statement, which are incorporated by reference. Receipt of the Notice of Annual Meeting of Shareholders, the Proxy Statement in connection with such meeting and the 2022 Annual Report to Shareholders is hereby acknowledged. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (1) "FOR" THE ELECTION OF EACH NOMINEE FOR TRUSTEE, (2) "FOR" THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, (3) "FOR" THE NON-BINDING, ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION, (4) "1 YEAR" FOR THE NON-BINDING, ADVISORY VOTE ON THE FREQUENCY OF EXECUTIVE COMPENSATION, AND (5) "FOR" THE APPROVAL OF THE COMPANY'S 2023 OMNIBUS SHARE PLAN. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTERS THAT MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.Continued and to be signed on reverse side V02057-P87253